                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS AGREEMENT is made and entered into as of this ---- day of December, 1999 between Cantor Fitzgerald International an unlimited company registered in England under number 1976691 (the "Assignor"), eSpeed Securities International Limited a limited company registered in England under number 3809189 (the "Assignee") and Cantor Fitzgerald International Holdings L.P. a Delaware limited partnership ("CFIHLP").

                              W I T N E S S E T H:

         WHEREAS, the Assignor is, among other things, engaged in the business of operating interactive electronic marketplaces, used principally by financial and wholesale market participants to trade in fixed income securities, futures, options and other financial instruments (the "Business").

         WHEREAS, the Assignee is a recently formed company that has been set up to acquire, and subsequently to operate, the Business in accordance with (i) the Joint Service Agreement (as hereinafter defined) and (ii) the Administrative Services Agreement (as hereinafter defined) as a separate legal entity.

         WHEREAS, the Assignor, among other things, owns, or has the right to use, certain hardware, software, technologies, systems and other intellectual property and agreements that are used in the Business.

         WHEREAS, the Assignor and the Assignee have agreed, by reference to a valuation prepared by Ernst & Young, that the value at the date hereof of the Business to be transferred by the Assignor to the Assignee (net of the Assumed Liabilities set out in Schedule 1.3) is $4,625,619 (the "Business Value").

         WHEREAS, the Assignor proposes to reduce its authorised share capital from (pound)275,000,000 divided into 75,000,000 Ordinary Shares of (pound)1 each ("Ordinary Shares") and 20,000,000 Preference Shares of (pound)10 each by such an amount (the "Reduction Amount") as is equal to the product of multiplying the Business Value, translated to pounds sterling at the closing mid-point spot exchange rate on the day immediately preceding that on which the reduction takes effect, as shown in the Financial Times published on the day on which the reduction takes effect, by a fraction of which the numerator is 74,225,453 and the denominator is 73,729,994, the reduced amount of authorised share capital being divided into such number of Ordinary Shares as is equal to 75,000,000 less the number (the "Reduction Number") of pounds comprised in the Reduction Amount and 20,000,000 Preference Shares of (pound)10 each, and such reduction be given effect by:

         (a) cancelling and extinguishing such number of Ordinary Shares registered in the name of CFIHLP, LLC (a Delaware limited liability company) as is equal to the Reduction Number multiplied by a fraction of which the numerator is 495,459 and the denominator is 74,225,453 on terms that the Assignor shall repay in cash to CFIHLP, LLC the amount paid up or credited as paid up thereon; and

         (b) cancelling and extinguishing such number of Ordinary Shares registered in the name of Cantor Fitzgerald International Holdings L.P. ("CFIHLP") as is equal to the Reduction Number multiplied by a fraction of which the numerator is 73,729,994 and the denominator is 74,225,453 on terms that such capital shall not be repaid in cash but shall be given effect by the transfer by the Assignor to the Assignee of the Business and by the issue by the Assignee of o shares of $1 each (the "Shares"), credited as fully paid, to CFIHLP with the consent of CFIHLP (as its execution of this Agreement hereby acknowledges).

         NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and upon the terms and conditions hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1

                               TERMS OF ASSIGNMENT

         1.1. Assignment. On the terms and subject to the conditions in this Agreement and for the consideration specified herein, at the Closing (as defined in Section 1.5 below), the Assignor shall transfer, convey, assign and deliver to the Assignee, and the Assignee shall acquire and accept from the Assignor free and clear of all mortgages, pledges, assessments, security interests, conditional sale or title retention contracts, leases, liens, adverse claims, Taxes (as hereinafter defined), levies, charges, options, rights of first refusal, transfer restrictions or other encumbrances of any nature, or any contracts, agreements or understandings to grant any of the foregoing (collectively, "Liens"), all of the Assignor's right, title and interest in, to and under the Business, and to each of the following assets and rights, including, but not limited to, the assets and rights identified in Schedule 1.1, in each case to the extent used or held for use principally in the Business, but excluding the Excluded Assets (as hereinafter defined) (the "Assignment"):

          (a) all machinery, equipment, computers, network servers, monitors, servers and other related items of tangible personal property of the Assignor, principally used in the Business (the "Equipment");

          (b) all fictional business names, trade names, d/b/a names, logos, Internet domain names (including, without limitation, www.eSpeed.co.uk), trademarks, service marks

          (including, without limitation, eSpeed), trade dress and any and all UK and foreign applications, registrations and renewals therefor, and all the goodwill associated therewith principally used in the Business (if any) (collectively, "Marks"); all copyrights in both published works and unpublished works, and in online works such as Internet web sites, and any UK or foreign applications, registrations and renewals therefor principally used in the Business (if any) (collectively, "Copyrights"); all rights in any and all licensed or proprietary computer software, firmware, middleware, programmes, systems applications, databases and files (in whatever form or medium), including all material documentation, relating thereto, and all source and object codes relating thereto principally used in the Business (if any) (collectively, "Computer Software and Files"); all know-how, trade secrets, confidential information, competitively sensitive and proprietary information (including but not limited to internal pricing information, supplier information, telephone and telefax numbers, and e-mail addresses), technical information, data, process technology, drawings and blue prints principally used in the Business, other than the Information (as hereinafter defined) (collectively, "Trade Secrets"); and the right to sue for past infringement, if any, in connection with any of the foregoing, including, but not limited to, the intellectual property disclosed in Schedule 1.1 part B hereto (collectively, the "Intellectual Property");

          (c) to the extent allowed, all agreements and arrangements permitting the Assignor to use the intellectual property, equipment and computer equipment (as hereinafter defined) owned by third parties, or permitting third party use of intellectual property, equipment or computer equipment owned by the Assignor, or for the processing, use, licensing, leasing, storage, or retrieval of software, data and information principally used by, and related to, the Business (collectively, "Intellectual Property, Equipment and Computer Agreements");

          (d) any and all accounting business information, management information and internal reporting data and related books and records (in whatever form or medium maintained), including but not limited to advertising, marketing and sales programs, business, marketing and strategic plans, research and development reports and records, and advertising copy (including radio and television scripts), creative materials, production agreements, and all other promotional brochures, flyers, inserts and other materials used principally in connection with the Business (collectively, the "Marketing Materials");

          (e) all computer tapes, discs and other media which are used to store Intellectual Property (if any) (the "Computer Equipment");

          (f) subject to the provisions of Article 5, all agreements, contracts, instruments and other documents to which the Assignor is a party that are listed in Schedule 1.1 part C (the "Assigned Contracts");

          (g) all claims of the Assignor against third parties relating to the Transferred Assets (as hereinafter defined), whether choate or inchoate, known or unknown or contingent or non-contingent; and

          (h) to the extent transferable, any and all Permits (as hereinafter defined) used exclusively in connection with the Business,

          all as the same shall exist on the Closing Date (items (a) through (h) being, collectively, the "Transferred Assets").

         1.2. Excluded Assets. Notwithstanding anything in this Agreement to the contrary, all assets, properties and rights of the Assignor other than those set forth in Section 1.1, (including Schedule 1.1) including without limitation, the following assets, properties and rights of the Assignor (the "Excluded Assets"), shall be excluded from and shall not constitute part of the Transferred Assets, and the Assignee shall have no rights, title or interest in or duties or obligations of any nature whatsoever with respect thereto by virtue of the consummation of the transactions contemplated by this Agreement:

         (a) all contracts and other agreements to which the Assignor is a party, other than those described in Section 1.1 above (the "Excluded Contracts");

         (b) all rights of the Assignor in and to the trademarks, service marks, and any applications, registrations and renewals therefor, and all the goodwill associated therewith, licensed by the Assignor other than those described in Section 1.1(b) (the "Excluded Marks");

         (c) all rights of the Assignor in and to software other than those described in Section 1.1(b) (the "Excluded Software");

         (d) any and all confidential information other than is comprised in the Trade Secrets;

         (e) all rights of the Assignor in the Internet domain names "cantor.co.uk" "cantorindex.co.uk", cantor-index.co.uk",
         "cantor-e-speed.co.uk", "cantorespeed.co.uk", "cantor-espeed.co.uk",
         "cantore-speed.co.uk", "cindex.co.uk", "c-index.co.uk",
         "c/index.co.uk" and "e-index.co.uk" and in and to the Internet web site accessed via such domain name, including, but not limited to, all copyrights in all materials on such sites and the software underlying such site, all trademarks, service marks, trade names and goodwill associated therewith, all proprietary computer software, programmes, applications, databases, files (in whatever form or medium) and all proprietary information related thereto, in each case only to the extent that the foregoing is not otherwise required to be listed in
         Schedule 3.8(b) hereto;

         (f) all rights of the Assignor in, to and under the Data Purchase Agreement, Data Product Agency and Electronic Trading System Agreement, dated January 22, 1993, among Cantor Fitzgerald, LP, Reuters Limited ("Reuters") and Market Data Corporation ("MDC"), as amended, and all other agreements between Cantor Fitzgerald LP, Reuters and/or MDC or related thereto, as set forth in Schedule 1.2(f) hereto (the "Reuters Agreement");

         (g) all rights of the Assignor with respect to the (i) Agreement, dated February 23, 1990, between Telerate, Inc. ("Telerate") and CFS, as amended, and (ii) Master Optional Services Agreement, dated February 23, 1990, between Telerate and MDC, as amended, and all other agreements between the Assignor, Telerate and/or MDC or related thereto, as set forth in Schedule 1.2(g) hereto (the "Telerate Agreement");

         (h) all right, title and interest with respect to information relating to bids, offers or trades or any other information on Financial Products (as defined in the Joint Services Agreement (as hereinafter defined)) created or received by the Assignor or any of its affiliates (other than the Assignee) in a brokerage capacity, including, but not limited to, information licensed, sold, transferred or permitted to be published or displayed by the Assignor pursuant to the Reuters Agreement and the Telerate Agreement (the "Information");

         (i) all advertising, marketing and sales programs, advertising copy (including radio and television scripts), creative materials, production agreements, broadcasting rights, broadcasting and advertising time, space, allowances and credits and other promotional brochures, flyers, inserts and other materials used solely in connection with an Excluded Contract (if any);

         (j) any assets, properties, rights and interests relating to the Excluded Liabilities (as hereinafter defined); and

         (k) all rights of the Assignor under this Agreement and the documents and instruments delivered to the Assignor pursuant to this Agreement.

         The Assignor shall bear and pay all of the costs and expenses of the Assignment except for stamp duty, stamp duty reserve or other similar taxes, which shall be borne and paid by the Assignee.

         1.3. Assumption of Liabilities. Effective as of the Closing Date, the Assignee will assume and agree to pay, perform and discharge, as and when due, and indemnify and hold the Assignor harmless from and against, (i) each liability listed in Schedule 1.3 being liabilities relating to the Business
(ii) each obligation of the Assignor to be performed after the Closing Date with respect to the Transferred Assets and the Assigned Contracts and (iii) each other liability of the Assignor thereunder (including liabilities for any breach of a representation, warranty or covenant, or for any claims for indemnification contained therein), to the extent and only to the extent that such liability is due to the actions of the Assignee (or any of the Assignee's affiliates (other than the Assignor), representatives or agents) after the Closing Date

(collectively, the "Assumed Liabilities"). The Assignee shall not assume, and shall not be obligated to pay, perform or discharge, any liability or obligation of the Assignor other than the Assumed Liabilities (whether or not related to the Transferred Assets or Business) (collectively, the "Excluded Liabilities"), and shall not be obligated for any other claim, loss or liability relating to any act, omission or breach by the Assignor with respect to the Business, the Transferred Assets or the Assigned Contracts, for any claim, loss or liability related to the Excluded Assets or the Excluded Liabilities, all of which, the Assignor shall remain obligated to pay, perform and discharge and to indemnify and hold the Assignee harmless against. Without limiting the foregoing, among other things, all liabilities arising from the matters described in the prospectus attached hereto (the "Prospectus") under the caption "Legal Proceedings", shall be Excluded Liabilities except to the extent expressly assumed as provided in Schedule 1.3.

         1.4. Consideration. In consideration of the Assignment, in addition to the assumption of the Assumed Liabilities as provided in Section 1.3, the Assignee shall issue to CFIHLP the Shares credited as fully paid.

         1.5. The Closing.

         (a) Date and Place. The closing of the transactions contemplated hereby (the "Closing") shall take place at the London offices of the Assignor, One America Square, London EC3N, (or such other place as the Assignor and the Assignee shall agree) on the date the Assignor so elects, which date shall be no later than the fourth business day following the date that all of the conditions to Closing provided in Articles 7 and 8 hereof shall have been satisfied, or at such other time and/or place and/or on such other date as the parties may mutually agree (the "Closing Date").

         (b) Documents to be delivered by the Assignor. At the Closing, the Assignor shall:

             (i) deliver to the Assignee a duly executed counterpart to the Joint Services Agreement (the "Joint Services Agreement") substantially in the form of Exhibit A hereto;

             (ii) deliver to the Assignee a duly executed counterpart to the Administrative Services Agreement (the "Administrative Services Agreement") substantially in the form of Exhibit B hereof (together the Joint Services Agreement and the Administrative Services Agreement being referred to hereinafter as the "Additional Agreements");

             (iii) make available for collection by the Assignee at the normal location at which they are held, used or stored and/or give physical possession to the Assignee or as it may direct of such of the Transferred Assets as are transferable by delivery;

             (iv) deliver to the Assignee all documents of title or other records establishing title to those Transferred Assets;

             (v) (if requested by the Assignee so to do) deliver to the Assignee duly executed assignments, transfers or other assurances of and otherwise vest in the Assignee such other of the Transferred Assets as are not transferable by delivery, such assignments, transfers or assurances to be prepared by and at the cost of the Assignor in such form as the Assignee shall reasonably require and to have been approved by the Assignor before Closing;

             (vi) deliver to the Assignee the originals of all documents in the Assignor's possession constituting or evidencing the Assigned Contracts and the Employment Agreements or relating to all equipment and items which are not owned by the Assignor but are used by it, otherwise than by way of supply, in the Business at the Closing Date including without limitation items on loan, lease, licence, or hire purchase or of which the Assignor is for any reason bailee and items supplied to the Assignor under a valid retention of title clause or other terms effective to prevent, or delay, title passing to the Assignor, together with consents to assignments and/or novation agreements as may be required to transfer to the Assignee such of the Assigned Contracts as have been deemed by the Assignee prior to Closing to be key contracts, duly executed by all parties to them other than the Assignee;

             (vii) deliver to the Assignee all records necessary to enable the Assignee to carry on the Business, with the exception of the statutory books of the Assignor;

             (viii) give possession to the Assignee of, or otherwise make available to it, in such form as the Assignee may reasonably require, the Trade Secrets;

             (ix) deliver to the Assignee releases of any interests by way of security (howsoever arising) to which any of the Transferred Assets or Assigned Contracts are subject (other than floating charges), duly executed by those entitled to the benefit of such interests;

             (x) deliver to the Assignee a certificate in an agreed form dated as at the Closing Date from each holder of a floating charge over assets of the Assignor (if any) to the effect that such floating charge has not crystallised at that time accompanied by an acknowledgement by such holder that it consents to the transfer of the Business and to such assets being transferred to the Assignee upon such transfer free of such charge and of any other charge which by virtue of such charge might otherwise attach to them in consequence of such transfer; and

             (xi) execute and deliver to the Assignee such other documents or instruments to effect the transfer of the Transferred Assets, the assumption of the Assumed Liabilities and the other transactions contemplated hereby, and in such form, as the Assignee may reasonably request.

          (c) Documents to be delivered by the Assignee. At Closing, the Assignee shall execute and deliver to the Assignor (or as it shall direct):

             (i) where relevant executed counterparts of the agreements delivered by the Assignor under Section 1.5(b);

             (ii) such other documents or instruments to effect the transfer of the Transferred Assets, the assumption of the Assumed Liabilities and the other transactions contemplated hereby, and in such form, as the Assignor may reasonably request; and

             (iii) a share certificate for the Shares in the name of CFIHLP.

         1.6. Definition of Taxes In this agreement Taxes means any form of taxation, whenever created or unpaid and whether of the United Kingdom or elsewhere (and without limitation includes income tax, P.A.Y.E., corporation tax, capital gains tax, capital transfer tax, inheritance tax, stamp duty, stamp duty reserve tax, value added tax, development land tax, petroleum revenue tax, withholding tax, rates, Customs and Excise duties, National Insurance contributions, Social Security and other similar liabilities or contributions) and generally any amount payable to the revenue, customs or fiscal authorities, whether of the United Kingdom or elsewhere and all interest and/or penalties related to or arising in respect thereof.

                                   ARTICLE 2

                                   EMPLOYEES

         2.1. Transfer Regulations. The Assignor and the Assignee acknowledge and agree that the Transfer of Undertakings (Protection of Employment) Regulations 1981 (the "Transfer Regulations") apply to this Agreement and the transfer of the Business effected by this Agreement is a "relevant transfer" within the meaning of those regulations and that in accordance with the Transfer Regulations:

         (a) the contracts of employment between the Assignor and the persons listed in Schedule 2.1 (the "Employees") (save insofar as such contracts relate to any occupational pension scheme or to any Employee who informs the Assignor or the Assignee that he objects to becoming employed by the Assignee under Regulation 5(4A) of the Transfer Regulations) will have effect after Closing as if originally made between the Assignee and the Employees;

         (b) on Closing all the Assignor's rights, powers, duties and liabilities under or in connection with each such contract will be transferred to the Assignee; and

         (c) anything done before Closing by or in relation to the Assignor in respect of each such contract or any Employee will be deemed to have been done by or in relation to the Assignee.

         2.2. Apportionment of rights and liabilities. Without prejudice to the rights and obligations acquired by the Employees as against the Assignee in consequence of the Transfer Regulations, the Assignor and the Assignee agree that as between themselves all rights and liabilities, arising or payable, under or in respect of or in connection with the Employment Agreements (as defined in Section 2.4 below) or otherwise in respect of the Employees (including all such rights and liabilities as are transferred or otherwise attach to the Assignee pursuant to the Transfer Regulations) shall be apportioned as follows:

         (a) all rights and liabilities arising or payable on or before the Closing Date shall belong to the Assignor; and

         (b) all rights and liabilities arising or payable after the Closing Date shall belong to the Assignee.

         2.3. Regulation 10 Information. The Assignee shall promptly provide to the Assignor in writing such information as will enable the Assignor to carry out its duties under Regulation 10 of the Transfer Regulations.

         2.4. Employment Agreements not transferred. If for any reason the contract or other terms or conditions of employment under which the Employees are for the time being employed by the Assignor in the Business (the "Employment Agreements") of any of the Employees is not automatically transferred to the Assignee pursuant to the Transfer Regulations, the Assignee shall offer to employ such Employee on terms and conditions no less advantageous to the Employee than the terms on which he would have been employed had his Employment Agreement been so transferred.

         2.5. Persons other than the Employees. The Assignor and the Assignee intend that the Transfer Regulations shall apply only to the Employees and accordingly if any contract of employment (whether oral or written, express or implied) has been or is at any time entered into by the Assignor in respect of any person who is not an Employee without the prior consent of the Assignee and such contract shall have effect or shall be alleged by the person so employed under it to have effect as if originally made between the Assignee and such person pursuant to the provisions of Regulation 5 of the Transfer Regulations, then:

         (a) the Assignee may, upon becoming aware of the application of Regulation 5 to such contract or any claim to that effect by the person employed under it, terminate such contract forthwith;

         (b) the Assignee shall promptly inform the Assignor of any such claim and keep the Assignor advised of any action taken by the Assignee in respect of it; and

         (c) the Assignor shall fully indemnify the Assignee against any sums payable to or for the benefit of such person in respect of his employment with the Assignor and/or the Assignee and against all other liabilities whatsoever arising under or in relation to such contract or its termination and any obligation or liability of whatsoever nature (whether arising before or after Closing) in relation to or in connection with the employment of such person in the Business.

         2.6. Settlement of Claims. Without prejudice to Section 2.5(c) the Assignee shall be entitled to settle any claim brought against it after Closing, by any such person as is described in Section 2.5 provided that such claim is reasonable and that it has consulted with the Assignor before making such settlement.

         2.7. Joint Letter. On such date as the Assignor and the Assignee may agree in writing, but in any event by not later than the first business day following Closing, the Assignor and the Assignee shall join in delivering to each of the Employees a joint letter from the Assignor and the Assignee in an agreed form. Such letter shall be handed personally to those Employees who are present for work on the date selected for such delivery and shall be despatched on that date by first-class post to those Employees who are not so present.

         2.8. Pension Arrangements. The Assignor and the Assignee shall procure that as from Closing the pension arrangements in respect of the Employees shall be dealt with in such a way as to ensure that the Employees rights are not prejudiced by the Assignment.

         2.9. Objections to the transfer. If any Employee informs the Assignor or the Assignee that he objects to the transfer of his employment to the Assignee under this Agreement pursuant to the Transfer Regulations, the Assignor or the Assignee (as the case may be) shall notify the other forthwith. If the relevant employee shall refuse to withdraw such objections, such person shall be deemed not to be an Employee.

         2.10. New employees. If the Assignor shall take any person into its employment in connection with the Business between the date of this Agreement and Closing, then, provided the Assignee's written consent thereto shall have been obtained (but not otherwise), such person shall be deemed to be an Employee.

         2.11. Dismissals. If any person employed in connection with the Business shall be dismissed or his employment shall otherwise terminate in any way between the date of this Agreement and Closing, then, without prejudice to the Assignee's rights in respect of such dismissal or termination, such person shall be deemed not to be an Employee.

         2.12. Amendments to Schedule 2.1. On any person being deemed to be an Employee or not to be an Employee pursuant to Sections 2.10 or 2.11, Schedule
2.1 shall be deemed to be amended accordingly.

         2.13. Indemnity. The Assignor will indemnify the Assignee against any loss, cost, damage or expense suffered or incurred by reason of any proceeding, claim or demand by any Employee (or, where applicable, their employee representatives):

         (a) in relation to the employment or termination of employment of any Employee during the period ending on Closing (save for any proceeding, claim or demand arising from any act or omission of the Assignee) including for the avoidance of doubt liability for personal injuries, breach of contract and infringement of any relevant statutory provision;

         (b) in relation to the breach by the Assignor prior to Closing of any collective agreement or other custom, practice or arrangement (whether or not legally binding) with a trade union or staff association in respect of any Employee (but only in respect of the period ending on Closing);

         (c) in relation to the operation of the Transfer Regulations upon the contract of employment of any employee of the Assignor whose name is not listed in Schedule 2.1; or

         (d) to the extent that it arises from any failure by the Assignor to comply with its obligations under Regulation 10 of the Transfer Regulations or section 188 of the Trade Union and Labour Regulations Consolidation Act 1992 in respect of any Employee.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR

         The Assignor hereby represents and warrants to the Assignee with respect to itself as follows except as otherwise disclosed in Schedules 3.3, 3.4, 3.5, 3.6, 3.8(b) and 3.9 to this Agreement (the "Disclosure Schedules"), which Disclosures Schedule specifically reference the particular sections hereof to which they relate:

         3.1. Organisation and Good Standing. The Assignor is duly organised, validly existing and in good standing under the laws of England and Wales and is duly qualified to do business and, except as would not singly or in the aggregate have a Material Adverse Effect, is in good standing in each jurisdiction in which the ownership, use or leasing of its assets or the conduct or nature of its business makes such qualification necessary. "Material Adverse Effect" means any event, change, changes, effect or effects that individually or in the aggregate are materially adverse to (x) the ownership, use, operation or value of the Transferred Assets or (y) the condition (financial or other) or results of operations of, or prospects for, the Business.

         3.2. Authority. The Assignor has the requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Assignor of this Agreement and the Additional Agreements and the consummation by the Assignor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, stockholder, member or partner action, and no other corporate, partner or member proceedings on the part of the Assignor or any affiliate of the Assignor (other than the Assignee), respectively, are necessary to authorize the execution and delivery by the Assignor of this Agreement or the Additional Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and at the Closing the Additional Agreements will be, duly executed and delivered by the Assignor and constitutes or will constitute, as applicable, legal, valid and binding obligations of the Assignor enforceable against the Assignor in accordance with their respective terms.

         3.3. No Conflict; Required Filings and Consents.

         (a) The execution, delivery and performance by the Assignor of this Agreement and the Additional Agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate the certificate of incorporation, Memorandum or Articles of Association or similar organisational or governing document of the Assignor, or any affiliate thereof as the case may be;
         (ii) conflict with or violate any local or foreign laws, rules, statutes, ordinances, regulations, judgments, settlement agreements, orders or decrees or arbitration proceedings or pronouncements (collectively "Laws") applicable to the Assignor or any affiliate thereof, the Business or the Transferred Assets or by which the Assignor or any affiliate thereof, the Business or the Transferred Assets are bound or affected; or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to any other person any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Transferred Assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Assignor or any affiliate thereof is a party or by which the Assignor or any affiliate thereof, the Business or the Transferred Assets are bound or affected; and

         (b) The execution, delivery and performance by the Assignor of this Agreement and the Additional Agreements do not and the consummation of the transactions contemplated hereby and thereby do not require the Assignor or any of its affiliates to seek, obtain or receive any consent, approval, authorisation or permit from, or make any filing with or notification to, any governmental agency, authority or court or any other person, body or committee except for any consents, approvals any authorisations or permits as have been obtained or filings or notifications as have been made, or as would not singly or in the aggregate if not obtained or made, have a Material Adverse Effect.

         3.4. Permits; Compliance with the Law. The Assignor is in possession of all franchises, grants, authorisations, licences, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary for it to own and use the Transferred Assets as presently owned and used and to carry on the Business as it is now being conducted (the "Permits"), except for those Permits the failure of which to obtain or maintain would not result in a Material Adverse Effect, and no suspension, revocation, cancellation or refusal to review any of the Permits has occurred, or to the knowledge of the Assignor, is threatened or anticipated. Each of the Permits is listed in
Schedule 3.4. The Assignor has conducted and is conducting the Business, and has owned, used and operated and owns, uses and operates the Transferred Assets in compliance with, and not in violation of, (i) any Law applicable to it or by which it, the Business or the Transferred Assets is bound or affected or (ii) any of the Permits (except in either case for any such violations as, singly or in the aggregate, would not have a Material Adverse Effect).

         3.5. Title to Transferred Assets. The Assignor owns, free and clear of any Liens, and has the full right to sell, assign and convey, all of the Transferred Assets, and at Closing will convey the Transferred Assets to the Assignee, free and clear of any Liens.

         3.6. Absence of Litigation. Except as would not singly or in the aggregate have a Material Adverse Effect, or is disclosed in the Prospectus, there is no pending or threatened, nor has there been at any time during the twelve months preceding the date hereof any, claim, complaint, action, suit, litigation, proceeding or arbitration or, to the Assignor's knowledge, any inquiry or investigation of any kind by any consumer protection agency or other governmental or self-regulatory agency, or any other person or entity which seeks to enjoin, delay or restrict any of the transactions contemplated by this Agreement or the Additional Agreements or which involves the Business or any of the Transferred Assets. Except as would singly or in the aggregate have a Material Adverse Effect, neither the Assignor nor any affiliate of the Assignor are subject to any judgment, order, writ, injunction, decree or award which relates to any of the Transferred Assets or to the Business.

         3.7. Contracts; No Default; Etc. Schedule 1.1 part C lists each Assigned Contract. Correct and complete copies of each Assigned Contract, together with all amendments, supplements and other instruments (including side letters) thereto effecting a modification or waiver of the terms thereof, have been delivered to the Assignee. Each Assigned Contract is valid, subsisting and, to the Assignor's knowledge, enforceable in accordance with its terms, save only that such enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting the rights of creditors generally and by general principles of equity (whether considered in a proceeding at law or in equity). Each such Assigned Contract is in full force and effect, no written notice of termination or non-renewal of any Assigned Contract has been given to the Assignor or, to the knowledge of the Assignor, is anticipated, and there is no material default (or any event known to the Assignor which, with the giving of notice or lapse of time or both, would constitute a material default) by the Assignor or, to the knowledge of the Assignor, by any other party to any such Assigned Contract, in the due timely payment or performance of any obligation to be performed or paid under any Assigned Contract.

         3.8. Intellectual Property and Computer Assets.

         (a) Except as would not singly or in the aggregate have a Material Adverse Effect, the Assignor (or an affiliate of the Assignor) owns all right, title and interest in, or has valid and subsisting licence rights sufficient to use and to continue to use, all Intellectual Property principally used in the conduct of the Business as currently conducted by the Assignor. All Intellectual Property necessary for the conduct of the Business as described in the Prospectus (other than the intellectual property included in the Excluded Assets) is being transferred to the Assignee hereunder. Except as would not singly or in the aggregate have a Material Adverse Effect, all Intellectual Property is free and clear of any and all Liens.

         (b) Schedule 3.8(b) lists all of the Assignor's United States and foreign registrations and applications issued by, filed with or recorded by any governmental regulatory authority with respect to the Intellectual Property (if any). Except as singly or in the aggregate would not have a Materially Adverse Effect, all of such registrations and applications are valid and in full force and effect and all necessary actions to maintain the registrations or applications for registration of such Intellectual Property have been taken or instructions have been given that such actions be taken, and such actions will be taken as of the date of this Agreement.

         3.9. Undisclosed Liabilities. Except as singly or in the aggregate, would not have a Materially Adverse Effect of the Disclosure Schedules, there are no claims, losses, obligations or liabilities of, relating to or affecting the Assignor or any of the Transferred Assets.

         3.10. Entire Business. The Transferred Assets, together with the services to be provided by the Assignor or its affiliates pursuant to the (i) Administrative Services Agreement and (ii) Joint Services Agreement, constitute all the assets, properties and rights necessary for the Assignee to conduct the Business in all material respects as described in the Prospectus.

                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE

         The Assignee hereby represents and warrants to the Assignor as follows:

         4.1. Organisation and Good Standing. The Assignee is a limited liability company duly organised, validly existing and in good standing under the laws of England and Wales. The Assignee has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

         4.2. Authority; Binding Effect. The Assignee has taken all necessary corporate actions to authorise, execute and deliver this Agreement and to perform all of its obligations under, and to consummate the transactions contemplated by, this Agreement. This Agreement has been duly and validly executed by the Assignee. This Agreement constitutes the valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, subject to the effect of reorganisation, bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and subject to the application of equitable principles and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).



                                   ARTICLE 5

                               ASSIGNED CONTRACTS



         5.1. Novation; Assignment. The Assignor and the Assignee shall, to the extent possible, arrange for the Assigned Contracts to be novated. To the extent that the Assignor and the Assignee agree that any particular Assigned Contract should not be novated, then, as regards those particular Assigned Contracts, the Assignor hereby assigns with effect from Closing, to the Assignee all of those particular Assigned Contracts which are capable of assignment and (i) which do not require the consent of the other parties thereto to any such assignment or
(ii) for which consent to assignment has been obtained from the other parties thereto prior to Closing.

         5.2. Assigned Contract not Novated or Assigned. All other Assigned Contracts shall as from Closing (pending an assignment or novation thereof) be held by the Assignor on trust for the Assignee absolutely. Insofar as such Assigned Contracts:

         (a) are not assignable or cannot be assigned without consent or without such assignment constituting an event of default or termination, the Assignor shall at the option of the Assignee:

            (i) use all reasonable endeavours to procure that any requisite consent is obtained; or

            (ii) use all reasonable endeavours to procure that the Assignee be granted corresponding rights (and for this purpose shall do all such acts and things and make all such representations as the Assignee may reasonably require) and, subject thereto, that the existing arrangements be terminated; or

            (iii) use all reasonable endeavours to procure that all relevant third parties waive the relevant provisions; or

            (iv) execute (or procure there to be executed) a declaration of trust for the benefit of and in favour of the Assignee; or

            (v) otherwise deal with the same as the Assignee may reasonably direct; or

         (b) cannot effectively be transferred to, or the obligations thereunder cannot effectively be assumed by, the Assignee except by an agreement of novation with one or more third party:

            (i) each of the Assignor and the Assignee shall use their respective reasonable endeavours to procure that the same be novated; and

            (ii) unless and until any such novation is entered into, the Assignor shall do or procure to be done all such acts and things in relation thereto as the Assignee may reasonably require.

         5.3. Receivables and outgoings; rights and liabilities. In respect of each of the Assigned Contracts:

         (a) as between the Assignor and the Assignee the Assigned Contract shall be deemed to have been duly transferred to the Assignee as from the Closing Date;

         (b) responsibility for the collection of receivables and the discharge of outgoings payable under the Assigned Contracts and the respective obligations of the Assignor and the Assignee to account to or reimburse each other with respect to receivables so collected and outgoings so discharged shall be determined in accordance with the Joint Services Agreement.

         (c) as regards all rights under the Assigned Contracts other than receivables and all liabilities under the Assigned Contracts other than outgoings:

            (i) the Assignor shall exercise all such rights and discharge all such liabilities which fall due on or before the Closing Date and the Assignee shall exercise all such rights and discharge all such liabilities which fall due after the Closing Date; and

            (ii) the Assignor shall account to the Assignee for the benefit of all such rights exercised by the Assignor to the extent that they arise after the Closing Date and the Assignee shall account to the Assignor for the benefit of all such rights exercised by the Assignee to the extent that they arise on or before the Closing Date.

         5.4. Matters arising prior to Closing. Nothing in this Agreement:

         (a) shall require the Assignee to perform any obligation falling due for performance, or which should have been performed, prior to Closing;

         (b) shall make the Assignee liable for any act, neglect, default or omission in respect of any of the Assigned Contracts committed by the Assignor, or occurring, prior to Closing; or

         (c) shall impose any obligation on the Assignee for or in respect of any service performed by the Assignor prior to Closing.


         5.5. Mutual Indemnities. The Assignor shall fully indemnify the Assignee against all liabilities under the Assigned Contracts to the extent that they arise on or before Closing and, subject to Sections 5.6 and 5.7, the Assignee shall fully indemnify the Assignor against all liabilities under the Assigned Contracts to the extent that they arise after Closing.

         5.6. Rescission or termination by a third party. If the other parties to an Assigned Contract shall rescind or terminate or purport to rescind or terminate the Assigned Contract or shall make any other claim on the ground that the transfer or purported transfer of the Assigned Contract by the Assignor to the Assignee constitutes a breach of, or event of default under, the Assigned Contract the Assignor shall fully indemnify the Assignee against all damages or other compensation sought by such other party or parties under any such claim.

         5.7. Liabilities arising as a result of Closing. Notwithstanding anything in the previous provisions of this Article 5, the Assignor shall be liable for and shall discharge at its own expense and for its own account and fully indemnify the Assignee against all liabilities which arise in respect of any of the Assigned Contracts in consequence of the execution or Closing of this Agreement and for the purposes of this Article 5 all such liabilities shall be deemed to arise on or before the Closing Date.

         5.8. Benefit of warranties. The Assignor shall at the request of the Assignee and at the Assignee's expense use its reasonable endeavours to extend to the Assignee and enforce on its behalf the benefit of any warranties, express or implied, given to the Assignor in respect of the goods or services supplied under any of the Assigned Contracts which are supply contracts.

         5.9. Other contracts. The Assignor undertakes to perform any contract or other of its obligation relating to the Business which the Assignee is not by this Agreement required to perform. The Assignor shall remain solely responsible for all contracts to which it is a party which are not Assigned Contracts.

         5.10. Right of the Assignee to treat Assigned Contracts as excluded. If any of the Assigned Contracts which has not been assigned to the Assignee at Closing has not been novated, assigned or otherwise transferred to the Assignee within a period of 90 days after Closing, the Assignee may by notice in writing given to the Assignor elect to treat such Assigned Contract as excluded from the transfer referred to in Article 1 and as from receipt by the Assignor of such notice:

         (a) neither the Assignor nor the Assignee shall have any further obligation to the other with regard to the transfer to the Assignee of that Assigned Contract;

         (b) the Assignor and the Assignee shall be released from their obligations to each other with respect to that Assigned Contract and the Assignor shall reimburse the Assignee, and shall fully indemnify it against, all payments made or costs incurred by the Assignee in prior performance of those obligations after making due allowance for any payments or other benefits under the Assigned Contract which have been received by the Assignee; and

         (c) the Assignor shall procure that the Assigned Contract is terminated as soon as practicable and the Assignor shall be solely liable for, and shall fully indemnify and keep the Assignee indemnified against, all liabilities, claims, expenses, losses or damages arising under the Assigned Contract or in respect of its termination and the release of the Assignor from all further obligations under it.

         5.11. Third Party consents. At its own expense the Assignor will give any notices to third parties, and will use its reasonable efforts to obtain any third party consents, that the Assignee may request in connection with the transaction contemplated by this Agreement, including, but not limited to, those consents listed in Schedule 5.11. Each party to this Agreement will give notices to, make any filings with, and use its reasonable best efforts to obtain any authorisations, consents, and approvals of governments and governmental agencies in connection with, the transactions contemplated by this Agreement.


                                   ARTICLE 6

                                 INDEMNIFICATION

         6.1. The Assignor's Indemnification Obligations. Subject to the terms and conditions of this Article 6, the Assignor agrees to defend, indemnify and hold the Assignee, its affiliates and assigns and their respective officers, directors, agents, attorneys, employees and representatives harmless from and against any and all liabilities, losses, costs, damages, expenses, penalties, deficiencies, fines and Taxes, including, without limitation, reasonable legal and other expenses (collectively, "Damages"), directly or indirectly arising out of, resulting from or relating to:

         (a) any breach of any representation, warranty, covenant, agreement or obligation of the Assignor contained in this Agreement;

         (b) any Excluded Liability;

         (c) the conduct of the Business, and the ownership, use and operation of the Transferred Assets, on or prior to the Closing Date; and

         (d) the use, operation or ownership of the Excluded Assets prior to or after Closing including, without limitation, the Excluded Software.

         6.2. The Assignee's Indemnification Obligations. Subject to the terms and conditions of this Article 6, the Assignee agrees to defend, indemnify and hold the Assignor, its affiliates, officers, directors, agents, attorneys, employees and representatives harmless from and against any and all Damages directly or indirectly arising out of, resulting from or relating to:

         (a) any breach of any representation, warranty, covenant, agreement or obligation of the Assignee contained in this Agreement; or

         (b) any Assumed Liability (including, without limitation, any failure by the Assignee to perform pursuant hereto the obligations to be performed by it after the Closing under any Assigned Contracts or the use, operation or ownership of the Transferred Assets or operation of the Business after Closing).

         6.3. Claims for Indemnification; Defence of Indemnified Claims. For purposes of this Section, the party entitled to indemnification shall be referred to as the Indemnified Party and the party required to indemnify shall be referred to as the Indemnifying Party. In the event that the Indemnifying Party shall be obligated to the Indemnified Party pursuant to this Article 6 or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall give prompt written notice to the Indemnifying Party of the occurrence of such event, specifying the basis for such claim or demand, and the amount or estimated amount thereof to the extent then determinable (which estimate shall not be conclusive of the final amount of such claim or demand); provided, however, that the failure to give such notice shall not constitute a waiver of the right to indemnification hereunder, except to the extent that the Indemnifying Party is actually prejudiced in a material respect thereby. The Indemnifying Party agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at the Indemnifying Party's own cost and expense with counsel of its own choice, who shall be, however, reasonably acceptable to the Indemnified Party. The Indemnifying Party may not make any compromise or settlement without the prior written consent of the Indemnified Party (which will not be unreasonably withheld or delayed) and the Indemnified Party shall receive a full and unconditional release reasonably satisfactory to it pursuant to such compromise or settlement. The Indemnified Party shall have the right but not the obligation to participate at its own expense in the defence thereof by counsel of its own choice. If requested by the Indemnifying Party, the Indemnified Party shall (at the Indemnifying Party's expense) (i) cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party defends, (ii) provide the Indemnifying Party with reasonable access during normal business hours to its books and records to the extent that such books and records relate to the condition or operation of the Business and are requested by the Indemnifying Party to perform its indemnification obligations hereunder, and to make copies of such books and records, and (iii) make personnel available to assist in locating any books and records relating to the Business or whose assistance, participation or testimony is reasonably required in anticipation of, preparation for, or the prosecution and defence of, any claim subject to this Article 6. In the event that the Indemnifying Party fails timely to defend, contest or otherwise protect the

Indemnified Party against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to defend, contest or otherwise protect the Indemnified Party against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

         6.4. Payments; Non-Exclusivity Payments; Non-Exclusivity. Any amounts due to an Indemnified Party under this Article 6 shall be due and payable by the Indemnifying Party within fifteen (15) business days after (i) in the case of a claim which does not involve any third party, receipt of written demand therefor and (ii) in the case of a claim which involves a third party, the final disposition of such claim or demand, provided legal and other out-of-pocket costs and expenses are reimbursed currently within fifteen (15) business days after demand therefor. The remedies conferred in this Article 6 are intended to be without prejudice to any other rights or remedies available at law or equity to the Indemnified Parties, now or hereafter.


                                   ARTICLE 7

                    CONDITIONS TO THE ASSIGNEE'S OBLIGATIONS

         The obligations of the Assignee to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions any, or all of which may be waived in whole or in part by the Assignee to the extent permitted by applicable law:

         7.1. Representations, Warranties and Covenants of the Assignor. The Assignor shall have complied in all material respects with all of its agreements and covenants contained herein (including the obligations of the Assignor to deliver the documents specified in Section 1.5) to be performed at or prior to the Closing Date, and all of the representations and warranties of the Assignor contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that such representations and warranties were made as of a specified date and, as to such representations and warranties, the same shall continue on the Closing Date to have been true in all material respects as of the specified date.

         7.2. Other Consents and Filings. All material approvals and consents of or filings with governmental or regulatory authorities, and all material approvals and consents of any other persons (including, without limitation, all third party consents under each of the Assigned Contracts), required to permit the consummation of all of the transactions contemplated hereby shall have been obtained or made, as the case may be, to the reasonable satisfaction of the Assignee; provided, however, that it shall not be a condition to Assignee's obligation to close the transactions contemplated hereby if the failure to obtain any such approvals, consents or filings would not be material to the Business or the Transferred Assets. For purposes of this Section 7.2, it is understood and agreed that the failure to obtain any of the approvals, consents and filings listed in Schedule 7.2 shall be deemed to be material to the Business or the Transferred Assets.

         7.3. Absence of Litigation. No proceeding, action, suit, investigation, litigation or claim challenging the legality of, or seeking to restrain, prohibit or modify the transactions contemplated by this Agreement or the Additional Agreements shall have been instituted and not settled or otherwise terminated.

         7.4. No Prohibition. No law, statute, rule or regulation or injunction, order, judgment, ruling, decree or settlement of any court or administrative agency shall be in effect which prohibits the Assignee from consummating the transactions contemplated hereby or operating any Transferred Asset after the Closing Date.


                                   ARTICLE 8

                    CONDITIONS TO THE ASSIGNOR'S OBLIGATIONS

         The obligations of the Assignor to consummate the transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Assignor) on or prior to the Closing Date of all of the following conditions:

         8.1. Representations, Warranties and Covenants of the Assignee. The Assignee shall have complied in all material respects with all of its agreements and covenants contained herein (including the obligation of the Assignee to deliver the documents specified in Section 1.5) to be performed at or prior to the Closing Date, and all of the representations and warranties of the Assignee contained herein shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that such representations and warranties were made as of a specified date and, as to such representations and warranties, the same shall continue on the Closing Date to have been true in all material respects as of the specified date.

         8.2. No Prohibition. No law, statute, rule or regulation or injunction, order, judgment, ruling, decree or settlement of any court or administrative agency shall be in effect which prohibits the Assignor from consummating the transactions contemplated hereby.


                                   ARTICLE 9

                          TERMINATION PRIOR TO CLOSING

         9.1. Termination. This Agreement may be terminated at any time prior to the Closing:

         (a) by the mutual written consent of the Assignee and the Assignor; or

         (b) by either the Assignor or the Assignee in writing, without liability to the terminating party on account of such termination (provided that the terminating party is not otherwise in breach of this Agreement), if there shall have been a material breach by the other party of its representations, warranties, covenants or agreements contained herein, the non-breaching party has notified the breaching party of the breach, and the breach has continued without cure for a period of 30 days after such notice of breach.

         9.2. Effect on Obligations. Termination of this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder; provided, however, that termination pursuant to paragraph (b) of Section 9.1 shall not relieve any party that breached its covenants or agreements contained herein or in any related agreement from any liability to the other party hereto by reason of such breach.


                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1. Successors and Assigns. This Agreement shall not be assignable by the Assignee without the prior written consent of the Assignor. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

         10.2. Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

         10.3. Modification and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto; provided, however, that each amendment, modification, alteration or waiver hereof or hereunder must be approved by a majority of the outside directors of eSpeed, Inc.. For purposes of this Agreement, an outside director shall mean a director who is not an employee, partner or affiliate (other than solely by reason of being an eSpeed, Inc. director) of eSpeed, Inc., Cantor Fitzgerald, L.P. or any of their respective affiliates. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power of privilege hereunder shall operate as a waiver thereof.

         10.4. Broker's Fees. Each party represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby.

         10.5. Expenses. The Assignor and the Assignee shall pay its own costs and expenses incurred in connection with the preparation and execution and delivery of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel provided that the Assignee shall bear the cost of any stamp duty, stamp duty reserve and similar taxes in connection with any transfer of assets pursuant to this Agreement. The obligation to pay expenses pursuant to this Section 10.5 shall not in any way limit or expand any obligation of the Assignor or the Assignee to bear and pay costs and expenses relating to the actual assignment of Transferred Assets pursuant to Section 1.1.

         10.6. Notices. Any notice, request, instruction or other document to be given hereunder by either party hereto to the other party shall be in writing and delivered personally or sent by electronic facsimile transmission, by overnight courier or by registered or certified mail, postage prepaid,

                  If to the Assignor to:

                           Cantor Fitzgerald International
                           One America Square
                           London EC3N 2LS
                           Attention:  General Counsel
                           Fax Number:  0171 894 7553

                  If to the Assignee to:

                           eSpeed Securities International Limited
                           One America Square
                           London EC3N 2LS
                           Attention:  General Counsel
                           Fax Number:  0171 894 7553

or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally or by a form of written telecommunications in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon the actual receipt by such party. Any notice which is addressed and sent in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the first day, if mailed by overnight courier, and otherwise on the third day, after the day it is so sent.

         10.7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of England applicable to agreements made and to be performed wholly within such jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the High Court of Justice in England for any litigation arising out of or relating to this agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by registered mail to its respective address set forth in section 10.6 shall be effective service of process for any litigation brought against it in such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this agreement or the transactions contemplated hereby in the High Court of Justice in England, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

         10.8. Other Covenants. Subject to Section 7.2, to the extent that any consents needed to assign to the Assignee any of the Transferred Assets have not been obtained on or prior to the Closing Date, this Agreement shall not constitute an assignment or attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. If any such consent shall not be obtained on or prior to the Closing Date, then (i) the Assignee and the Assignor, if required under applicable law, shall use their reasonable best efforts in good faith to obtain such consent as promptly as practicable thereafter (provided that reasonable best efforts shall not include the payment of monies to any third party) and (ii) until such consent is obtained, the parties shall use reasonable efforts in good faith to cooperate and to cause each of their respective affiliates to cooperate, in any lawful arrangement (including licensing, subleasing or subcontracting if permitted) designed to provide to the Assignee the operational and economic benefits under any such Transferred Assets.

         10.9. Disclosure Schedule and Exhibits; Entire Agreement. The Disclosure Schedules, and all exhibits and attachments to the Disclosure Schedules, an all exhibits to, and documents expressly incorporated into this Agreement, and any other attachments to this Agreement are hereby incorporated into this Agreement and are made a part hereof as if set out in full in this Agreement. This Agreement (and the agreements, certificates and other documents delivered hereunder), unless otherwise provided herein, supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

         10.10. Further Assurances. At its own expense each party hereto shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents and take, or cause to be taken, such further actions, as the other party may reasonably request as being necessary or advisable to effect or evidence the transactions contemplated by this Agreement. Furthermore, each party hereto agrees to comply with all applicable laws relating to the conduct of its business.

         10.11. Survival of Representations and Warranties. All of the representations and warranties of the Assignor and the Assignee contained in this Agreement shall survive Closing

(even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for ten (10) years thereafter (subject to any applicable statutes of limitations).

         10.12. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         10.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, and all of which shall constitute the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


SIGNED by                           )
for and on behalf of                )
CANTOR FITZGERALD                   )
INTERNATIONAL                       )



SIGNED by                           )
for and on behalf of                )
eSPEED SECURITIES                   )
INTERNATIONAL LIMITED               )



SIGNED by                           )
for and on behalf of                )
CANTOR FITZGERALD                   )
INTERNATIONAL HOLDINGS L.P.         )

                                  SCHEDULE 1.1
                           PART A - TRANSFERRED ASSETS



   SPIDER ASSETS
   US FIXED
#  SSET CAT         CO     ACC    ACCTTITLE          DATE    ITEM DESCRIPTION                       INV NO       SUPPLIER
1  Customer Equip.  F'FURT 5700   Equip. and mach.   JAN-97  FIT OUT COSTS RE COMP EQUIP                         ALTSTADTBAU
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 40                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 36                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 30                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 25                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   JUN-96  VT525 TERMINALS x 50                                ONLINE
1  Customer Equip.  CFI    5700   Equip. and mach.   Jan-96  10" 29mm DDC O/WH STACK                             KENT MODULAR ELECT
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 20                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   APR-96  29MM DDC O/WH STACK                                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 20                 KME
1  Customer Equip.  CFI    5700   Equip. and mach.   Dec-95  VT525 TERMINALS x 100                               ON-LINE COMM
1  Customer Equip.  CFI    5700   Equip. and mach.   Feb-96  10" 29MM DDC O/WH STACK x 40                        KENT MODULAR ELEC
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  10" 29MM DDC 15-40K O/WH STACK x 16                 KME
1  Customer Equip.  CFI    5600   Computer Equip.    Feb-97  E105 QPC AC DEVELOPMENT                             ALPHAN
1  Customer Equip.  CFI    5700   Equip. and mach.   Feb-96  MAINS LEAD x 30 &  DCC STACK x 30                   KENT MODULAR SERV
1  Customer Equip.  CFI    5600   Computer Equip.    JUL-96  10" 29MM DDC 15-40 O/WH STACK x 12                  KME
1  Customer Equip.  CFI    5600   Computer Equip.    May-98  VT525 AE DEC TERMINAL X12              40/1592      ONLINE
1  Customer Equip.  CFI    5700   Equip. and mach.   Nov-95  10" M/F KME GREY RFI                                KME
1  Customer Equip.  CFI    5600   Computer Equip.    JUL-96  13" DDC 15-50 M/F WHITE STACK                       KME
1  Customer Equip.  CFI    5600   Computer Equip.    JUL-96  10" 29MM DDC STACK x 10                             KME
1  Customer Equip.  CFI    5600   Computer Equip.    JUL-96  10" 29MM DDC 15-40 O/WH STACK x 10                  KME
1  Customer Equip.  CFI    5700   Equip. and mach.   MAR 96  MAIN LEAD & 10"29MM DCC STACK x 22                  KME


     AS AT MARCH 10 1999
                   USD
#       USD COST   VALUE
1       84,257     36,231
1       34,949     15,028
1       31,330     13,472
1       26,145     11,242
1       21,832     9,388
1       19,536     8,401
1       43,387     9,545
1       17,646     7,588
1       17,646     7,588
1       17,601     7,568
1       35,709     7,856
1       34,656     7,624
1       14,117     6,070
1       12,804     5,506
1       26,032     5,727
1       10,844     4,663
1       3,717      3,754
1       21,985     4,837
1       9,156      3,937
1       9,130      3,926
1       8,779      3,775
1       19,079     4,197


1  Customer Equip.  CFI    5700   Equip. and mach.   APR-96  29MM DCC O/WH STACK x 5                             KME
1  Customer Equip.  CFI    5600   Computer Equip.    Sep-97  ABS BACKUP SYSTEM  INSTALLATION                     CITYNE
1  Customer Equip.  CFI    5700   Equip. and mach.   MAR 96  10" 29MM DDC STACK                                  KME
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  SP 282 SE 548T MODIFIED x 2                         SPEAKEASY
1  Customer Equip.  CFI    5700   Equip. and mach.   Feb-96  10" 29MM DDC 15-40k STACK x 30                      KENT MODULAR ELEC
1  Customer Equip.  CFI    5700   Equip. and mach.   Sep-95  CISCO 2503 SYSTEM                                   CHERNI
1  Customer Equip.  CFI    5700   Equip. and mach.   May-96  WYSE 350 TERMINALS                                  TRONIX
1  Customer Equip.  CFI    5700   Equip. and mach.   APR-96  3268 FAST V34 / 3266 FAST V34                       DATAGUARDIAN
1  Customer Equip.  CFI    5700   Equip. and mach.   Sep-95  10" M/FREQ KME GREY RFI 240V                        KME
1  Customer Equip.  CFI    5700   Equip. and mach.   Aug-95  CISCO 2511 SYSTEM                                   CHERNI
1  Customer Equip.  CFI    5700   Equip. and mach.   Aug-95  CISCO 2511 SYSTEM                                   CHERNI
1  Customer Equip.  CFI    5700   Equip. and mach.   Feb-96  FAST V34 x 3                                        DATAGUARDIAN
1  Customer Equip.  CFI    5700   Equip. and mach.   Sep-95  CISCO 2503 SYSTEM                                   CHERNI
1  Customer Equip.  CFI    5700   Equip. and mach.   Nov-95  SCICON S8000/2 x 25 PAD                             CITYNE
1  Customer Equip.  CFI    5700   Equip. and mach.   Feb-95  ISDN BASIC RATE INTERFACES                          GADC
1  Customer Equip.  CFI    5700   Equip. and mach.   May-94  LASER SPEAKERS,QUATTRO 4 INTO 1'S                   KEY COMMS
1  Customer Equip.  CFI    5600   Computer Equip.    JUL-96  10" 29MM DDC 15-40K O/WH STACK x 20                 KME
   CUSTOMER EQUIP.                                   39      ITEMS
   TOTAL
9  Cabling          PARIS  5700   Equip. and mach.   Jun-98  CABLING                                INV1250      DATACABLING
9  Cabling          CFSNC  5700   Equip. and mach.   Sep-97  CABLES AND DEALERBOARDS                             ETRALI
9  Cabling          PARIS  5700   Equip. and mach.   Jun-98  CABLING                                INV 1257     DATACABLING
9  Cabling          CFSNC  5600   Computer Equip.    Aug-97  NEW CABLE LINES                                     ETRALI
9  Cabling          LUX    5700   Equip. and mach.   JAN-97  CABLING                                             DATA CABLING
9  Cabling          LUX    5700   Equip. and mach.   Jun-98  INV 1026922 FROM 5570 - SINGLE                      SIEMANS
                                                             SHELF/DUAL SHELF CABLE
9  Cabling          CFI    5700   Equip. and mach.   JAN-97  CABLES & BASE UNIT                                  NETRIX CORP
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES                                    DCS
9  Cabling          CFI    5700   Equip. and mach.   Feb-96  CABLING SERVICES                                    DATA CABLING
9  Cabling          CFI    5700   Equip. and mach.   Jun-98  VARIOUS CARDS/CABLES                   4652         CERTACOM
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES                                    DCS
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 1017 (PART OF ACCRUAL IN 6600)               DATACABLING
9  Cabling          CFI    5700   Equip. and mach.   MAR 96  CABLING INFRASTRUCTURE                              DATA CABLING SERVS
9  Cabling          LUX    5600   Computer Equip.    Aug-97  CABLING                                             DATACABLING
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES                                    DCS




1       4,420      1,901
1       2,732      1,749
1       8,677      1,909
1       3,479      1,496
1       6,970      1,533
1       6,811      1,498
1       2,809      1,208
1       2,581      1,110
1       4,953      1,090
1       4,733      1,041
1       4,733      1,041
1       3,867      851
1       3,839      845
1       2,709      596
1       14,580     0
1       3,748      0
1                  0
        601,981    205,791

9       24,872     27,985
9       31,907     28,881
9       17,588     19,789
9       13,674     12,377
9       16,402     11,402
9       6,968      7,841

9       8,026      7,264
9       7,307      6,614
9       23,588     11,444
9       4,162      4,683
9       5,272      4,772
9       4,690      4,245
9       16,734     8,119
9       4,385      3,969
9       3,205      2,901


9  Cabling          CFI    5700   Equip. and mach.   APR-96  CABLING INFRASTRUCTURE
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES
9  Cabling          CFI    5600   Computer Equip.    Jun-97  CABLES AND EQUIP
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES
9  Cabling          CFI    5700   Equip. and mach.   Sep-95  MISCELLANEOUS EQUIPMENT
9  Cabling          CFI    5700   Equip. and mach.   Sep-95  MISCELLANEOUS EQUIPMENT
9  Cabling          CFI    5700   Equip. and mach.   Oct-95  MISCELLANEOUS WORK
9  Cabling          CFI    5700   Equip. and mach.   Aug-95  INSTALL FIBRE OPTIC CABLES
9  Cabling          CFI    5600   Computer Equip.    Jul-97  HUB EXPANSION CABLE
9  Cabling          LUX    5700   Equip. and mach.   JAN-97  ELECTRICAL INSTALLATION
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 941
9  Cabling          CFI    5600   Computer Equip.    DEC-96  10 FOOT MALE CABLE x 60
9  Cabling          CFI    5700   Equip. and mach.   Nov-95  INSTALL CAT 5 CABLING INFRASTRUCT
9  Cabling          CFI    5700   Equip. and mach.   Feb-96  CABELING
9  Cabling          CFI    5600   Computer Equip.    Jun-97  EQUIPMENT
9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 944
9  Cabling          CFI    5700   Equip. and mach.   Jan-98  CABLING PARTS
9  Cabling          CFI    5600   Computer Equip.    Jun-97  EQUIPMENT
9  Cabling          CFI    5700   Equip. and mach.   APR-96  SUP&INS CAT5 CAB TERM TO PATCH PANEL
9  Cabling          CFI    5700   Equip. and mach.   Nov-95  WORKS/EQUIP FOR EQUITY PROJECT
9  Cabling          F'FURT 5700   Equip. and mach.   May-97  CABLE FOR PANEL
9  Cabling          CFI    5600   Computer Equip.    Apr-97  10 FOOT MALE DTE X.21 CABLE
9  Cabling          CFI    5600   Computer Equip.    Feb-97  CABLING
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 946
9  Cabling          CFI    5700   Equip. and mach.   Feb-96  CABELING
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 1042
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 945
9  Cabling          CFI    5700   Equip. and mach.   Sep-95  MISCELLANEOUS EQUIPMENT
9  Cabling          CFI    5600   Computer Equip.    Feb-97
9  Cabling          CFI    5700   Equip. and mach.   Jan-96  CABLES
9  Cabling          CFI    5600   Computer Equip.    Apr-97  10 FOOT MALE DTE X.21 CABLE                        ]



9   DATA CABLING            4,399      3,058
9   DCS                     2,728      2,469
9   DCS                     2,578      2,333
9   DCS                     2,060      1,865
9   DATA CAB                5,973      2,898
9   DATA CAB                5,440      2,639
9   DATACA                  5,121      2,484
9   ECOM                    5,000      2,426
9   SIEMAN                  1,313      1,188
9   BRUCHER SA              2,004      1,393
9   DATACABLING             1,875      1,303
9   SIEMEN                  1,715      1,192
9   ECOM                    3,876      1,880
9   DATA CABLING SERVICES   3,742      1,816
9   DATA CABLING SERVICES   997        902
9   DCS                     952        862
9   DATACABLING             1,297      902
9   DATAFO                  581        638
9   DATA CABLING SERVICES   726        657
9   ECOM                    1,133      786
9   ECOM                    2,270      1,101
9   MKI                     539        488
9   SIEMENS                 473        428
9   DATACA                  471        426
9   DATACABLING             710        494
9   DATA CABLING SERVICES   1,608      780
9   DATACABLING             691        480
9   DATACABLING             668        464
9   DATACAB                 1,474      715
9   DATACA                  618        430
9   BTPRESS                 1,399      679
9   SIEMENS                 355        321


9  Cabling          CFI    5700   Equip. and mach.   Jul-97  CABLING SERVICES
9  Cabling          CFI    5600   Computer Equip.    Apr-97  10 FOOT MALE DTE X.21 CABLE
9  Cabling          CFI    5700   Equip. and mach.   Oct-95  MISCELLANEOUS WORK
9  Cabling          CFI    5700   Equip. and mach.   JUL-96  12 INCH CABLE TRAY
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 1025
9  Cabling          CFI    5700   Equip. and mach.   JUL-96  FIBRE OPTIC ST MEDIA CONVECTORS x 6
9  Cabling          CFI    5600   Computer Equip.    Jun-97  MAINS LEADS
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 942
9  Cabling          CFI    5600   Computer Equip.    JAN-97  CABLES 1024
9  Cabling          CFI    5700   Equip. and mach.   MAR-97  10 FOOT MALE DTE CABLE
9  Cabling          CFI    5700   Equip. and mach.   Jun-95  MULTIMODE FIBRECORES
9  Cabling          CFI    5700   Equip. and mach.   Aug-95  CW 1308 INT TELEPHONE CABLE
9  Cabling          CFI    5700   Equip. and mach.   MAR 96  INSTALL CABLING
9  Cabling          LUX    5700   Equip. and mach.   Jul-97  INSTALL CABLES
9  Cabling          CFI    5700   Equip. and mach.   Feb-96  VGA VIDEO EXT CABLE
9  Cabling          CFI    5700   Equip. and mach.   MAR 96  CABLING INFRASTRUCTURE
9  Cabling          CFI    5700   Equip. and mach.   Nov-95  VGA VIDEO EXT CABLE
9  Cabling          CFI    5700   Equip. and mach.   Oct-95  INSTALL VIDEO/KEYBOARD CABLES
9  Cabling          CFI    5700   Equip. and mach.   Sep-95  TELEPHONE CABLE
9  Cabling          CFI    5700   Equip. and mach.   MAR 96  INSTALL CABLING
9  Cabling          CFI    5700   Equip. and mach.   MAR 96  CABLING INFRASTRUCTURE
9  Cabling          CFI    5700   Equip. and mach.   Oct-95  CW1308 50 PAIR & EARTH
9  Cabling          CFI    5600   Computer Equip.    Apr-97  E1 CABLES
9  Cabling          CFI    5700   Equip. and mach.   Dec-94  DRUMS OF CABLE
9  Cabling          CFI    5700   Equip. and mach.   Sep-94  FIBRE OPTICS AND FLYLEADS
9  Cabling          CFI    5700   Equip. and mach.   Apr-94  8 X 50M TELCO CONNECTING LEADS
9  Cabling          CFI    5700   Equip. and mach.   Dec-94  RJ45 CAT 5 FLYLEADS
9  Cabling          CFI    5700   Equip. and mach.   Nov-94  TELECOMMUNICATION CABLE
   CABLING TOTAL                                     75      ITEMS
10 Network Equip.   F'FURT 5700   Equip. and mach.   Jun-98  INSTALLATION PROJECT MANAGEMENT
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  ETHERNET /SERIAL/BRI ROUTER x 36
10 Network Equip.   CFI    5600   Computer Equip.    OCT-96  625-7 HP OPENVIEW NETWORK NODE
                                                             MANAGER & EQUIPMENT
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  SUPPLY NETWORK MAINTENANCE


9   DCS                     341        308
9   SIEMENS                 336        304
9   DATACA                  1,156      561
9   CARRINGTONS             481        334
9   DATACABLING             471        327
9   ECOM                    457        318
9   DATAFORM INSTALL        282        256
9   DATACABLING             435        302
9   DATACABLING             408        284
9   SIEMENS                 338        235
9   ECOM                    736        357
9   DACOM                   701        340
9   DATA CABLING            689        334
9   GERTRONICS              167        151
9   BLACKBOX                545        265
9   DATA CABLING            541        263
9   BLACKB                  443        215
9   PRECIS                  413        200
9   DACOM                   373        181
9   DATA CABLING            351        170
9   DATA CABLING            348        169
9   1STCONN                 343        166
9   SIEMENS                 72         65
9   BME                     2,326      0
9   ECOM                    444        0
9   BME                     386        0
9   BME                     2,525      0
9   INCOMM                  533        -27
                            270,206    208,863
10  SIEMANS                 180,024    154,821
10  SIEMEN                  191,388    122,488
10  SIEMENS                 234,767    100,950
10  SIEMAN                  54,457     34,852


10 Network Equip.   CFI    5700   Equip. and mach.   MAR 96  CLIENT DISTRIBUTION NETWORK
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  ETHERNET /SERIAL/BRI ROUTER
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-95  3COM ETHERLINK III
10 Network Equip.   CFI    5600   Computer Equip.    Oct-98  SUN MODULE/DISK/ULTRA                  90052890
10 Network Equip.   CFI    5700   Equip. and mach.   APR-96  SUP&INST 96 CORES 1ST FL & BASEMENT
10 Network Equip.   MILAN  5600   Computer Equip.    Jun-98  ETHERNET ADAPTOR                       980103563A
10 Network Equip.   CFI    5700   Equip. and mach.   May-96  OPENVIEW NETWORK NODENW NODE
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  NETWORK CONNECTIONS EQUIP
10 Network Equip.   CFI    5700   Equip. and mach.   Jan-96  IBM TCP/IP x 18 & 3COM x 3
10 Network Equip.   F'FURT 5700   Equip. and mach.   FEB-97  BRIDGING/INTERFACE CARDS
10 Network Equip.   CFI    5700   Equip. and mach.   JUN-96  ETHERNET BRI ROUTER & IOS FEATURE SET
10 Network Equip.   CFSNC  5600   Computer Equip.    Mar-99  PARIS CDS DISTRIBUTION SERVERS-SUN ULTRA
10 Network Equip.   CFI    5600   Computer Equip.    SEP-96  ALPHA STATION / VAX STATION / DEC
                                                             STORAGE WORKS  etc
10 Network Equip.   CFI    5600   Computer Equip.    SEP-96  ETHERNET ROUTER AND CABLES
10 Network Equip.   CFI    5700   Equip. and mach.   Jul-98  NETWORK COST                           5002
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-95  3COM ETHERLINK III
10 Network Equip.   CFI    5700   Equip. and mach.   JUN-96  ETHERNET BRI ROUTER
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  ENET 14 HUB PTS \21 CABLE
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  ENET 14 HUB PTS \21 CABLE
10 Network Equip.   CFI    5700   Equip. and mach.   Jul-97  DUAL AC POWER SUPPLY OPTION
10 Network Equip.   LUX    5600   Computer Equip.    Dec-96  ETHERNET/SERIAL/BRI ROUTER
10 Network Equip.   MILAN  5600   Computer Equip.    Nov-97  NETWORK EQUIP
10 Network Equip.   CFI    5600   Computer Equip.    May-97  SOLAR MGMT BUNDLE
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  NETWORK CONNECTIONS EQUIP
10 Network Equip.   F'FURT 5600   Computer Equip.    JAN-97  ETHERNET ROUTER AND CABLES
10 Network Equip.   CFI    5600   Computer Equip.    Apr-98  UPGRADE CUST/DOMESTIC OU &
                                                             CISCO WORKS                            OP/1023004
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  ETHERNET /SERIAL/BRI ROUTER
10 Network Equip.   CFI    5600   Computer Equip.    NOV-96  IOS IP FEATURE SET &
                                                             ETHERNET/SERIAL/BRI ROUTER
10 Network Equip.   CFI    5600   Computer Equip.    Nov-95  1300P-120T 12 PORT HUB
                                                             WITH TRANSCEIVER
10 Network Equip.   CFI    5600   Computer Equip.    Jan-98  REPLACE PAIR OF ROUTERS
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  MULTIPROTOCOL ROUTER
10 Network Equip.   CFI    5700   Equip. and mach.   May-96  CISCIWORKS FOR HP OPENVIEW
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-95  324T 24 PORT CONCENTRATORS



10 SIEMENS                 182,094    40,061
10 SIEMEN                  49,125     31,440
10 COMPU                   161,281    35,482
10 MORSE                   26,773     23,025
10 ECOM                    37,092     15,950
10 INFO PRODUCTS           14,476     12,449
10 SIEMEN                  29,485     12,678
10 DATA GUARDIAN           17,144     10,972
10 COMPU4                  60,028     13,206
10 ACL                     24,726     10,632
10 SIEMENS                 24,623     10,588
10 MORSE                   9,236      9,606
10
   KELTEC                  23,618     10,156
10 SIEMENS NETWORK         21,142     9,091
10 CERTACOM                9,566      8,227
10 COMPU                   45,821     10,081
10 SIEMEN                  19,662     8,455
10 SIEMAN                  8,485      7,297
10 SIEMAN                  8,485      7,297
10 SIEMAN                  11,689     7,481
10 SIEMENS                 18,052     7,762
10 SIEMANS                 11,482     7,348
10 SIEMEN                  9,972      6,382
10 AVT                     9,477      6,065
10 SIEMENS                 14,341     6,167
10
   SIEMAN                  5,719      4,918
10 SIEMEN                  12,326     5,300
10
   SIEMENS                 12,281     5,281
10
   CASTLE                  4,610      4,656
10 DCS                     7,521      4,813
10 SIEMAN                  8,427      4,822
10 SIEMEN                  10,804     4,646
10 CASTLE                  20,750     4,565


10 Network Equip.   CFSNC  5600   Computer Equip.    Mar-99  CUSTOMER ROUTERS FOR
                                                             ROLLOUT PROJECT
10 Network Equip.   CFI    5600   Computer Equip.    Sep-94  DISTRUBUTED SNIFFER SYSTEM
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  COMPUTER SWITCHING EQUIP
10 Network Equip.   CFI    5600   Computer Equip.    Dec-98  Siemen inv 1041799
                                                             Oct 98 comp equip                      1041799
10 Network Equip.   CFI    5600   Computer Equip.    Apr-98  CISC02516 ENET/DUAL
                                                             SER/ISDN/FEATURE SET                   OP/1030180
10 Network Equip.   CFI    5600   Computer Equip.    Mar-98  CISCO 2503 ROUTERS
10 Network Equip.   CFI    5700   Equip. and mach.   Jun-98  DCC DATA CARD                          OP/1032454
10 Network Equip.   CFI    5600   Computer Equip.    Oct-97  SERVER SWITCH AND CABLES
10 Network Equip.   CFI    5600   Computer Equip.    Feb-97  CABLING
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  NETWORK CONNECTIONS EQUIP
10 Network Equip.   CFI    5600   Computer Equip.    AUG-96  MULTINET FOR ALPHA SERVER/
                                                             STATION/ VAX STATION
10 Network Equip.   CFI    5600   Computer Equip.    AUG-96  SPARCWORKS C++
                                                             VERSION 4.1 SLIM KIT x3
10 Network Equip.   CFI    5600   Computer Equip.    JAN-97  DUAL SERIAL ROUTER
10 Network Equip.   CFI    5700   Equip. and mach.   NOV-96  13 STACKABLE MINIHUBS
10 Network Equip.   CFI    5600   Computer Equip.    MAR-97  ETHERLINK/IBM PC330
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  DUAL SERIAL ROUTER
10 Network Equip.   CFSNC  5600   Computer Equip.    Jul-98  ETHERNET / MEMORY EXPANSION
10 Network Equip.   PARIS  5600   Computer Equip.    Jul-98  ETHERNET/MEMORY EXPANSION
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  SERIAL ROUTER
10 Network Equip.   CFI    5700   Equip. and mach.   Nov-95  IBM TCP/IP BASE KIT DUA*5
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  IOS FEATURE SET
10 Network Equip.   CFI    5600   Computer Equip.    Feb-97  UNIX INSTILLATION & CONFIG
10 Network Equip.   CFI    5600   Computer Equip.    Jan-98  MULTI  PROCTOCOL ROUTER
10 Network Equip.   CFI    5600   Computer Equip.    SEP-96  CABINET & SUNDRY ITEMS FOR
                                                             LAN UPGRADE
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  IP ONLY FEATURE SET BRI ROUTER
10 Network Equip.   CFI    5600   Computer Equip.    AUG-96  ETHERNET ROUTER
10 Network Equip.   CFI    5700   Equip. and mach.   JUL-96  APS CONFIGERATION
10 Network Equip.   CFI    5600   Computer Equip.    DEC-96  AU1 TO 10 BASE 2 TRANSCIEVERS
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  12 PORT PATCH PAN & TELCO CABLE
10 Network Equip.   F'FURT 5600   Computer Equip.    Jul-98  ETHERNET / MEMORY EXPANSION
10 Network Equip.   MILAN  5600   Computer Equip.    Jul-98  ETHERNET/MEMORY EXPANSION              980200465A
10 Network Equip.   F'FURT 5600   Computer Equip.    JAN-97  24 PORT FMS II HUBS X2 AND
                                                             CONSOLE CABLE




10  SIEMENS NETWORK         3,438      3,472
    SYSTEMS LTD
10  NET GEN                 20,282     4,462
10  NC INC                  8,379      3,603
10  SIEMAN                  3,846      3,308
10  SIEMAN                  3,188      3,220
10  SIEMAN                  5,110      3,271
10  SIEMAN                  3,047      3,077
10  BLACKB                  5,232      2,994
10  DATACA                  4,593      2,940
10  SMC                     4,427      2,833
10  INTERNET                6,690      2,877
10  SIEMENS                 6,506      2,798
10  SIEMEN                  6,458      2,777
10  BLACKBOX                6,314      2,715
10  INFO                    4,002      2,561
10  SIEMAN                  3,784      2,422
10  INFO PRODUCTS           2,701      2,323
10  INFO PRODUCTS           2,701      2,323
10  SIEMAN                  3,401      2,177
10  COMPU                   12,187     2,681
10  SIEMEN                  3,244      2,076
10  SIEMEN                  3,223      2,063
10  SIEMAN                  3,210      2,055
10  ECOM TECHNICAL LTD      5,031      2,163
10  SIEMAN                  3,180      2,035
10  SIEMENS                 4,901      2,108
10  SIEMEN                  4,040      1,737
10  ECOM                    4,024      1,730
10  SIEMAN                  2,523      1,614
10  INFO PRODUCTS           1,801      1,549
10  INFO PRODUCTS           1,801      1,549
10  CASTLETON               3,858      1,659



10 Network Equip.   CFI    5700   Equip. and mach.   Nov-95  INSTALL IMRAK 1400
10 Network Equip.   CFI    5600   Computer Equip.    May-95  MICROVAX/DEC THINWIRE ETHERNET
10 Network Equip.   F'FURT 5700   Equip. and mach.   JAN-97  HUB EXPANSION CABLE
10 Network Equip.   CFI    5600   Computer Equip.    JAN-97  IDS FEATURE SET
10 Network Equip.   CFI    5600   Computer Equip.    Mar-98  SERVSWITCH JR4-PORT MOUSE CABLE 10
10 Network Equip.   CFI    5700   Equip. and mach.   May-95  SPKR/AMP GEY F/S
10 Network Equip.   CFI    5700   Equip. and mach.   Apr-95  PINACL COAXIAL/KEYBOARD/RBG
                                                             COAX TO VIDEO
10 Network Equip.   CFI    5700   Equip. and mach.   Nov-95  24 PORT CONCENTRATOR
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  NETWORK CONNECTIONS EQUIP
10 Network Equip.   CFI    5600   Computer Equip.    Nov-95  ALPHASTATION 200
10 Network Equip.   CFI    5600   Computer Equip.    JUL-96  WIRE ETHERNET TRANCIEVERS
10 Network Equip.   CFI    5600   Computer Equip.    Jul-97  3C16671A -UK LINKBUILDER
10 Network Equip.   CFI    5600   Computer Equip.    NOV-96  AUI TO 10 BASE 2 TRANSCEIVERS x30
10 Network Equip.   CFI    5700   Equip. and mach.   Feb-96  324t, 24 PORT CONNECTORS x 2
10 Network Equip.   CFI    5600   Computer Equip.    SEP-96  AUI TO 10 BASE 2 TRANSCEWERS (x30)
                                                             & T TR'SCEWERS (x20)
10 Network Equip.   CFI    5600   Computer Equip.    NOV-96  DUPLEX ST-ST FIBRE OPTIC FLY LEAD x50
10 Network Equip.   CFI    5700   Equip. and mach.   Nov-95  SUPPLY & TERMINATE 32 UTP OUTLETS
10 Network Equip.   CFI    5600   Computer Equip.    OCT-96  INSTALLATION OF CISCO SYSTEMS
10 Network Equip.   CFI    5600   Computer Equip.    Feb-96  LOBEPROBE 3 & ETHERNET MONITOR
10 Network Equip.   CFI    5600   Computer Equip.    Jul-95  8 CHANNEL KIT & CABLE/MGMT SOFTWARE
10 Network Equip.   CFI    5700   Equip. and mach.   Aug-95  ADAPTERS
10 Network Equip.   CFI    5600   Computer Equip.    May-97  10 CLASS C IP ADDRESSES
10 Network Equip.   CFI    5700   Equip. and mach.   Oct-95  HUB MGMT MODULE/ETHERNET MOD
10 Network Equip.   CFI    5600   Computer Equip.    Dec-97  NETWORK CONNECTIONS EQUIP
10 Network Equip.   CFI    5600   Computer Equip.    Mar-95  MICROVAX AND DEC SERVER
10 Network Equip.   CFI    5700   Equip. and mach.   Oct-94  24 PORT WORK GROUP HUB
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-94  NETWORK WITH DIN CONNECTOR
10 Network Equip.   CFI    5700   Equip. and mach.   Jun-94  NETWORK WITH DIN CONNECTOR
10 Network Equip.   CFI    5700   Equip. and mach.   Dec-94  N'WORK & DIN CONNECTOR /
                                                             LINE BUSY-RING
10 Network Equip.   CFI    5700   Equip. and mach.   Oct-94  PORT CONCENTARTOR
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-94  NETWORK WITH 9 PIN D TYPE M
10 Network Equip.   CFI    5700   Equip. and mach.   Dec-94  SOLCOM LANROVER ETHERNET PROBE




10  ECOM                    8,311      1,828
10  RESOLV                  8,215      1,807
10  SIEMENS                 3,290      1,415
10  SIEMEN                  3,229      1,388
10  BLACKB                  1,985      1,270
10  NETWOR                  7,034      1,548
10
    WADSWORTH               6,861      1,509
10  CASTLE                  6,559      1,443
10  AVT                     1,763      1,128
10  RESOLV                  6,236      1,372
10  RESOLVE                 2,442      1,050
10  SIEMAN                  1,528      978
10  ECOM TECH SERVICES LTD  2,356      1,013
10  CASTLETON               5,431      1,195
10
    ECOM TECHNICAL LTD      2,181      938
10  ECOM TECH SERVICES LTD  1,999      860
10  ECOM                    4,537      998
10  SIEMENS                 1,799      774
10  CASTLE                  3,812      839
10  DATAGU                  3,386      745
10  NETSOF                  3,122      687
10  UUNET                   794        508
10  CASTLE                  2,507      551
10  SMC                     508        325
10  RESOLV                  67,508     0
10  CASTLETON               25,069     0
10  IPC                     8,148      0
10  IPC                     8,120      0
10
    IPC                     5,441      0
10  CASTLETON               5,326      0
10  IPC                     4,814      0
10  MTI                     4,120      0



10 Network Equip.   CFI    5700   Equip. and mach.   Jul-94  24 PORT STACKABLE HUB
10 Network Equip.   CFI    5700   Equip. and mach.   Apr-94  6 X 16 PORT RJ45 PANEL
10 Network Equip.   CFI    5700   Equip. and mach.   Apr-94  VARIOUS EQUIPMENT INV 021002
10 Network Equip.   CFI    5700   Equip. and mach.   Sep-94  BICC CAT 5 UTP PATCH CORD
10 Network Equip.   CFI    5700   Equip. and mach.   Nov-94  4 HUB 324T 24 PORT CONCENTRATOR
   NETWORK EQUIP.                                    106     ITEMS
   TOTAL
12 General Software CFI    5620   Computer Equip.    Mar-99  LICENCE FEE FOR GLOSS HV
                                                             EMU CHANGES
12 General Software CFI    5620   Computer Equip.    Sep-97  UPGRADE
12 General Software F'FURT 5620   Computer Equip.    Sep-97  SOFTWARE PRODUCTS
12 General Software CFI    5600   Computer Equip.    Oct-97  PURCHASE OF NEW LICENCE FOR
                                                             VAX/TCPIP RS/6000
12 General Software CFI    5620   Computer Equip.    Apr-99  Fee for EMU conversion tools           9902/354
12 General Software CFI    5600   Computer Equip.    NOV-96  VARIOUS MS WINDOWS SOFTWARE
                                                             AND SERVERS
12 General Software CFI    5620   Computer Equip.    Apr-99  XetraP feed handler -
                                                             Final 50 % payment                     9803

12 General Software CFI    5600   Computer Equip.    NOV-96  LICENCE FOR FIDESSA PC AND
                                                             VARIOUS FIDESSA EQUIPMENT

12 General Software CFI    5620   Computer Equip.    Mar-99  UPGRADE OF GLOSSLINK IN
                                                             RELATION TO EMU
12 General Software CFI    5620   Computer Equip.    Apr-99  Eurex DTB feed handler for TTRS        162

12 General Software CFI    5700   Equip. and mach.   FEB-97  SOFTWARE LICIENCE
12 General Software CFI    5620   Computer Equip.    Sep-98  LICENSE FEE FOR ROBOMON
12 General Software CFI    5600   Computer Equip.    Oct-97  ANNUAL SOFTWARE LICENCE
                                                             MAINTENANCE FEE
12 General Software CFI    5600   Computer Equip.    MAR-96  ARROW SOFTWARE LICIENCE DEPOSIT
12 General Software CFI    5600   Computer Equip.    Apr-98  ARROW UPGRADE FROM D4F TO G1           CSM325
12 General Software CFI    5620   Computer Equip.    Jun-99  LICENSE FEE FOR ROBOMON
                                                             AUTOMATION ONLY TO                     5304
                                                             RUN ON 2xALPHASERVER 4100'S
12 General Software CFI    5620   Computer Equip.    May-99  XetraP feed handler -
                                                             Initial 25 % payment                   9801

12 General Software CFI    5620   Computer Equip.    May-99  XetraP feed handler -                  9802
                                                             second 25% % payment
12 General Software CFI    5620   Computer Equip.    Mar-97  CONSORT CONGO SOFTWARE
12 General Software CFI    5620   Computer Equip.    Apr-99  46020 Rel 1. Delegate                  1049476
                                                              s/ware licence



10 CASTLE                  3,559      0
10 COMSOL                  2,006      0
10 CI NETWORKS             3,776      0
10 ECOM                    2,387      0
10 CASTLE                  10,652     -533
                           1,988,885  886,820

12 Wilco International Ltd 55,598     47,814
12 NEWBRI                  71,666     45,866
12 REALTIME SYSTEMS AG     49,210     31,494
12 STERLI                  47,245     27,037
12 Wilco International Ltd 24,463     24,708
12 COMPUTACENTER           51,411     22,107
12 DIGIFEED  CONSULTANTS   19,062     19,253
   LTD CFI/XETRA-
12 INTERCOM DATA SYSTEMS   44,627     19,189
   PLC
12 Wilco International Ltd 19,062     16,393
12 JONATHON PINNOCK &      15,885     16,044
   ASSOCIATES
12 DOW JONES               36,532     15,709
12 HEROIX                  15,409     13,251
12 CITMAX                  22,566     12,914
12 CITIMAX                 71,126     15,648
12 CITMAX                  14,117     12,141
12 HEROIX                  10,802     10,910

12 DIGIFEED  CONSULTANTS   9,531      9,626
   LTD CFI/XETRA-
12 DIGIFEED  CONSULTANTS   9,531      9,626
   LTD CFI/XETRA-
12                         21,489     9,240
12 SIEMENS NETWORK         7,486      7,561
   SYSTEMS LTD


12 General Software MILAN  5620   Computer Equip.    May-99  PROMOTIO SOFTWARE                      V00063
12 General Software CFI    5600   Computer Equip.    Jul-97  LICENCE FEE FOR
                                                             ROBOMON SOFTWARE
12 General Software CFI    5600   Computer Equip.    OCT-96  MS OFFICE FOR WINDOWS AND
                                                             4x4MB GRAPHICS CARDS
12 General Software CFI    5620   Computer Equip.    Jun-99  X2 OTC-CALCULATOR 98 LICENSES          9902
                                                             (INCL WRITING OF PROGRAMME)
12 General Software CFI    5620   Computer Equip.    Jun-99  X2 OTC-CALCULATOR 98 LICENSES          9902
                                                             (INCL WRITING OF PROGRAMME)
12 General Software CFI    5600   Computer Equip.    Aug-97  LICENCE FOR SETS
12 General Software CFI    5620   Computer Equip.    Jun-99  LICENSE FEE FOR ROBOMON UNIX           5304
                                                             SOFTWARE TO  RUN ON 1xSUN E3500
12 General Software CFI    5600   Computer Equip.    OCT-96  WINDOWS NT WORKSTATION x40
                                                             AND LICENSES x40
12 General Software CFSNC  5620   Computer Equip.    Jun-98  ADFIN SUITE FOR EXCEL
12 General Software CFI    5620   Computer Equip.    Sep-98  LOTUS CC MAIL INCIDENT PACK
12 General Software CFI    5700   Equip. and mach.   Dec-95  PERSONNEL FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    Jul-97  SOFTWARE MAINTENANCE
12 General Software CFI    5600   Computer Equip.    JAN-97  CC MAIL UPGRADES
12 General Software CFI    5600   Computer Equip.    Nov-97  PURC OF COMPUTER PROGRAM
12 General Software CFI    5620   Computer Equip.    Jun-99  LICENSE FEE FOR ROBOMON
                                                             FOR WINDOWS NT                         5304
                                                             SOFTWARE TO RUN ON 2xNT
                                                             SERVER 4100'S
12 General Software F'FURT 5700   Equip. and mach.   Jun-97  MICROSOFT EXCEL
12 General Software CFI    5700   Equip. and mach.   Jan-96  VOL SHADOWING VMS LICIENCE x 18
12 General Software LUX    5600   Computer Equip.    Oct-97  BONDS AND OPTIONS FOR EXCEL
12 General Software CFI    5700   Equip. and mach.   Oct-95  LICENCE FEE FOR ROBOMON
12 General Software CFI    5600   Computer Equip.    Sep-97  SOFTWARE
12 General Software CFI    5600   Computer Equip.    Jan-96  MICROVAX 3100 MODEL 40 & LICIENCE
12 General Software CFI    5600   Computer Equip.    Jan-98  SOFTWARE SUPPORT
12 General Software CFI    5620   Computer Equip.    Jun-99  VAT POSTED IN ERROR
12 General Software PARIS  5600   Computer Equip.    Jan-98  FINANCIAL SOFTWARE
12 General Software CFI    5700   Equip. and mach.   May-96  MONARCH FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    SEP-96  MONARCH FOR WINDOWS x2
12 General Software CFI    5600   Computer Equip.    DEC-96  VARIOUS SOFTWARE APPLICATIONS
12 General Software CFI    5600   Computer Equip.    Jan-98  NETSCAPE COMMUNICATOR
12 General Software CFI    5600   Computer Equip.    JAN-97  MS WINDOWS NT



12 PROMOTIO                7,128      7,296
12
   HEROIX                  11,825     7,568
12
   INFO PRODUCT UK         18,292     7,865
12 SCHMIHO                 6,989      7,059

12 SCHMIHO                 6,989      7,059

12 ROYBLU                  11,003     7,042
12 HEROIX                  6,672      6,738

12
   INFO PRODUCT UK         16,289     7,004
12 MARVIN SOFTWARE         6,989      6,011
12 COMPUTCENTER            6,831      5,874
12 PETERBOROUGH            33,400     7,348
12 TELERA                  8,958      5,733
12 COMPU                   13,610     5,852
12 3V FINANCE              7,974      5,063
12
   HEROIX                  3,812      3,851


12 MOOSMULLER              5,844      3,740
12 CSF SYSTEMS             20,502     4,510
12 MARVIN                  5,592      3,579
12 HEROIX                  17,381     3,824
12 MAMDOUH BARAKAT         4,665      2,985
12 RESOLVE                 16,848     3,707
12 ESSENT                  4,103      2,626
12 VAT POSTED IN ERROR     2,237      2,371
12 MUREZ                   3,847      2,462
12 INFO SYSTEMS            5,078      2,183
12 COMPUTACENTER           5,027      2,162
12 COMPUTACENTER           4,733      2,035
12 COMPUTER CENTRE         2,691      1,722
12 COMPUCENTRE             3,690      1,587


12 General Software PARIS  5600   Computer Equip.    Jul-98  MS OFF / MS WIN LICENSE
12 General Software CFI    5700   Equip. and mach.   JUN-96  CC MAIL
12 General Software CFI    5600   Computer Equip.    NOV-96  REFLECTIONS x3  MS OFFICE V4.2 x2
12 General Software MILAN  5620   Computer Equip.    Aug-98  PROMOTIO SOFTWARE                      728
12 General Software CFI    5700   Equip. and mach.   JAN-97  PROMOTIO SISTEMI
12 General Software CFI    5600   Computer Equip.    AUG-96  MS EXCEL FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    AUG-96  SYBASE SQR REPORT WRITER x2
12 General Software CFI    5600   Computer Equip.    JUL-96  CC MAIL FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    Apr-97  INSTALL BLOOMBERG
12 General Software CFI    5700   Equip. and mach.   Feb-96  HCL EXCEED FOR OS/2 10 USER
12 General Software CFI    5600   Computer Equip.    Feb-97  MS WINDOWS
12 General Software CFI    5700   Equip. and mach.   May-96  LOTUS CC MAIL
12 General Software CFI    5700   Equip. and mach.   JUN-96  SWEEP NT I386 FS 25+
12 General Software CFI    5620   Computer Equip.    Jun-99  ADDITIONS TO ANALYSE
12 General Software CFI    5620   Computer Equip.    Jun-99  ADDITIONS TO ANALYSE
12 General Software CFI    5700   Equip. and mach.   MAR 96  LOTUS CC MAIL
12 General Software CFI    5700   Equip. and mach.   Sep-95  MS ACCESS V2.O FOR WIN MLP 1U LIC
12 General Software CFI    5600   Computer Equip.    Jan-96  DEC SERVER & DNAS LICIENCE
12 General Software CFI    5600   Computer Equip.    May-95  DEC SERVER/DNAS LICENSE
12 General Software CFI    5600   Computer Equip.    Jan-96  DEC SERVER & DNAS LICIENCE
12 General Software CFI    5700   Equip. and mach.   Dec-95  MS VISUAL BASIC x 3
12 General Software CFI    5700   Equip. and mach.   Aug-95  UNIVERSAL YIELD ADD-IN
12 General Software CFI    5700   Equip. and mach.   Oct-95  MS EXCEL V5 FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    Apr-97  WINFAX PRO V4.0 FOR WINDOWS
12 General Software CFI    5700   Equip. and mach.   Mar-95  MS OFFICE STD
12 General Software CFI    5700   Equip. and mach.   Feb-95  MICROVAX 3100 MODEL / DEC
                                                             USER LICENCE
12 General Software CFI    5700   Equip. and mach.   Sep-94  MS EXCEL FOR WINDOWS
12 General Software CFI    5700   Equip. and mach.   Mar-95  MS OFFICE STD
12 General Software CFI    5700   Equip. and mach.   Nov-94  MICROSOFT EXCEL  FOR WINDOWS
12 General Software CFI    5600   Computer Equip.    Jan-98  CORNERSTONE UPGRADE AND LICENCES

   GENERAL SOFTWARE                                  79      ITEMS
   TOTAL
14 Server           CFI    5700   Equip. and mach.   May-96  ALPHA SERVER 2100 & RACKMOUNT
                                                             ALPHA SERVER
14 Server           CFI    5600   Computer Equip.    SEP-96  DIGITAL ALPHA SERVER AND
                                                             VARIOUS OTHER EQUIPMENT



12 COMPUTERCENTRE          1,685      1,449
12 COMPUTERCENTRE          3,486      1,499
12 COMPUTACENTER           3,239      1,393
12 PROMOTIO                1,490      1,282
12 PROMOTIO SOFTWARE       2,038      1,304
12 COMPUCENTRE             3,160      1,359
12 COMPUCENTRE             2,909      1,251
12 COMPUCENTRE             2,905      1,249
12 SAUNDERS DATA           1,671      1,069
12 INFO PRODUCTS LTD       5,534      1,218
12 COMPU                   1,816      781
12 COMPUCENTRE             1,804      776
12 SOP HOS                 1,612      693
12 UNKNOWN                 595        601
12 UNKNOWN                 595        601
12 COMPUSERVE              3,516      774
12 COMPU                   3,327      732
12 RESOLVE                 3,112      685
12 RESOLV                  3,016      664
12 RESOLVE                 3,005      661
12 COMPUTACENTRE           2,917      642
12 FINSYS                  2,101      462
12 COMPU                   1,812      399
12 COMPUTACENTER           103        66
12 CORPOR                  20,120     0
12
   RESOLV                  14,389     0
12 COMPUTA                 1,799      0
12 CORPOR                  1,745      0
12 CORCOM                  3,105      -155
12 CONCISE SOFTWARE        10,834     -1,083
   LIMITED
                           995,252    543,757

14 KELTEC                  212,705    91,463
14 CSF SYSTEMS             171,321    73,668



14 Server           CFI    5600   Computer Equip.    Jan-98  GLOSS DEV SERVERS
14 Server           CFI    5600   Computer Equip.    Jul-97  SYBASE SERVER SUN SOLARIS -
                                                             SUPPORT
14 Server           CFI    5700   Equip. and mach.   May-96  VAX 6620 256Mb, 128 Mb ECC
                                                             MEMORY MOD
14 Server           CFI    5600   Computer Equip.    Jul-98  SUN ULTRA ENTERPRISE                   401580A
14 Server           CFI    5600   Computer Equip.    Jun-98  DECSERVER 700 TERMINAL SERVER
                                                             GMB SYS RAM                            DCC0358-243
14 Server           CFI    5600   Computer Equip.    Nov-95  DEC SERVER 700
14 Server           CFI    5600   Computer Equip.    AUG-96  ENTERPRISE SERVER
14 Server           CFI    5700   Equip. and mach.   Nov-95  SUN SPARCSTATION 20 * 3
14 Server           CFI    5700   Equip. and mach.   May-96  SPARC 110 TX 17"C 21Mb 1.05Gb x2
14 Server           CFI    5600   Computer Equip.    Feb-96  MICROVAX & DEC SERVER  x 6
14 Server           CFI    5600   Computer Equip.    NOV-96  MOD 40 ADVANCED SERVERS x2
14 Server           CFI    5700   Equip. and mach.   JUL-96  MV3100 MOD 40 ADV SERVER
14 Server           CFI    5600   Computer Equip.    JUL-96  STINGRAY 11 SRCC CONTROLLER
14 Server           CFI    5600   Computer Equip.    NOV-96  UGS10-VBA9A-064ASUN ULTRA 170 UPGRADE
14 Server           CFI    5600   Computer Equip.    JAN-97  DEC NET OSI & MVAX 3100
14 Server           CFI    5600   Computer Equip.    SEP-96  VARIOUS ARCADA COMPUTER SERVERS
14 Server           CFI    5600   Computer Equip.    JAN-97  SUN TYPES UNIX KIT FOR LUX
14 Server           CFI    5600   Computer Equip.    JAN-97  NETFINITY SERVER
14 Server           CFI    5600   Computer Equip.    Jun-97  DSRVW - HC
14 Server           CFI    5600   Computer Equip.    Jun-97  2 NUMBER MULTINET
14 Server           CFI    5700   Equip. and mach.   APR-96  DEC SERVER x 5
14 Server           CFI    5600   Computer Equip.    Nov-95  DEC SERVER 700,16 PORT
14 Server           CFI    5600   Computer Equip.    Apr-97  2 NUMBER MULTINET FOR OPEN VMS
14 Server           CFI    5600   Computer Equip.    Jun-97  FLASHCARD AND DNAS
14 Server           F'FURT 5600   Computer Equip.    Dec-97  NEW SYSTEM XETRA  27.11 EQUITI
14 Server           CFI    5600   Computer Equip.    Jun-98  INSTALLATION OF COMPUTER PRODUCTS      90045593
14 Server           CFI    5700   Equip. and mach.   Sep-95  DECSERVER 700
14 Server           CFI    5700   Equip. and mach.   JUL-96  MV3100 MOD ADV SERVER
14 Server           CFI    5600   Computer Equip.    Nov-95  ALPHASTATION 200/DEC SERVER
14 Server           CFI    5600   Computer Equip.    NOV-96  DEC SERVER 700
14 Server           CFI    5700   Equip. and mach.   Nov-95  DEC SERVER 700*4/KME MONITORS*24
14 Server           F'FURT 5600   Computer Equip.    JAN-97  SIMMONS MAGEE SUN ULTRA M140
14 Server           CFI    5600   Computer Equip.    Jun-97  SUNSPARC WORKS PROF C4.0 SLIM KIT


14 INFO                    73,008     62,787
14
   SYBASE                  60,630     38,803
14
   CSF SYSTEMS             88,229     37,938
14 INFO                    39,511     33,979
14
   DATACOM CABLING         32,024     27,541
14 AVT                     12,010     12,130
14 RESOLVE                 30,554     13,138
14 RESOLV                  69,127     15,208
14 MORSE                   28,671     12,328
14 RESOLVE                 51,675     11,368
14 RESOLVE                 21,539     9,262
14 RESOLVE                 21,455     9,226
14 MTI                     20,449     8,793
14 RESOLVE                 20,199     8,686
14 KELTEC                  20,001     8,600
14 INFO PRODUCT UK         18,396     7,910
14 SIMMAG                  17,669     7,597
14 COMPU                   17,093     7,350
14 RESOLV COMPUTERS        10,478     6,706
14 IIS                     9,001      5,761
14 AVT                     12,172     5,234
14 RESOLV                  27,898     6,138
14 IIS                     7,201      4,609
14 RESOLV COMPUTERS        7,165      4,586
14 RTS                     6,766      4,330
14 MORSE                   4,676      4,021
14 SB SEVICES              22,484     4,946
14 RESOLVE                 9,598      4,127
14 RESOLV                  21,729     4,780
14 AVT SYSTEMS LIMITED     7,936      3,412
14 AVT                     18,201     4,004
14 SIMMAG                  6,022      2,589
14 SIMMONS MAGEE PLC       3,720      2,381



14 Server           CFI    5700   Equip. and mach.   Oct-95  DEC SERVER 700
14 Server           CFI    5600   Computer Equip.    Jun-97  DSRVW - HC
14 Server           CFI    5600   Computer Equip.    NOV-96  TRF FROM SNC
14 Server           CFI    5600   Computer Equip.    Feb-96  DEC SERVER 700.16 PORT RJ45 x 4
14 Server           CFI    5600   Computer Equip.    JAN-97  SERVER FOR SYSTEMS
14 Server           CFI    5600   Computer Equip.    Jan-98  VIDEO SPLITTER AND CABLE
14 Server           CFI    5700   Equip. and mach.   May-96  DATA BROADCAST UNIT x 6
14 Server           CFI    5700   Equip. and mach.   Jan-96  DECSERVER 700 x 4
14 Server           CFI    5700   Equip. and mach.   Oct-95  COMPAQ DAT DRIVE/SERVERS
14 Server           CFI    5600   Computer Equip.    May-97  VAX/VMS CONSOLE
14 Server           CFI    5700   Equip. and mach.   Sep-95  DEC SERVER 700 DELIVERY
14 Server           CFI    5600   Computer Equip.    Jan-98  CONNECTIVITY TO REUTERS SESSION SERVER
14 Server           CFI    5600   Computer Equip.    Jan-96  ALPHASTATION 200 32MB & DEC SERVER
14 Server           CFI    5600   Computer Equip.    AUG-96  SERVER PACK x4
14 Server           CFI    5700   Equip. and mach.   JUL-96  REMOTE STATUS PANELS x 3
14 Server           CFI    5600   Computer Equip.    DEC-96  ISDN DUAL SERVER
14 Server           CFI    5600   Computer Equip.    Mar-98  SOLARIS 2.6 SYSTEMS ADMIN COUNTER
                                                             LEVEL 2
14 Server           CFI    5600   Computer Equip.    SEP-96  SUN INTERNAL DISK x2 / SUN SUNSWIFT
                                                             SBUS ADAPTER
14 Server           F'FURT 5700   Equip. and mach.   JAN-97  KUM SERVESWITCH 16 TO 1/10"
                                                             MOUSE CABLE X16
14 Server           CFI    5600   Computer Equip.    Feb-96  DEC SERVER 700.16 PORT RJ45 x 2
14 Server           CFI    5600   Computer Equip.    Apr-95  DEC SERVER / DNAS LICENCE
14 Server           CFI    5600   Computer Equip.    Feb-96  DEC SERVER 700.16
14 Server           CFI    5700   Equip. and mach.   JUN-96  DEC SERVER 700
14 Server           CFI    5600   Computer Equip.    JUL-96  DEC SERVER 700
14 Server           CFI    5700   Equip. and mach.   APR-96  DEC SERVER
14 Server           CFI    5700   Equip. and mach.   JUN-96  WORK STATION & SERVER
14 Server           CFI    5600   Computer Equip.    AUG-96  MS W3 NT SERVER
14 Server           CFI    5600   Computer Equip.    JUL-96  MS W3 SERVER 3.51
14 Server           CFI    5600   Computer Equip.    AUG-96  SUPPORTING WINDOWS NT SERVER
14 Server           F'FURT 5700   Equip. and mach.   JAN-97  KUM SWITCH PLUS 4P
14 Server           CFI    5700   Equip. and mach.   Oct-95  DEC SERVER 700
14 Server           CFI    5600   Computer Equip.    AUG-96  SUPPORTING WINDOWS NT SERVER
14 Server           CFI    5600   Computer Equip.    SEP-96  SUPPORTING WINDOWS NT SERVER



14  RESOLV                  12,925     2,843
14  RESOLV COMPUTERS        3,493      2,235
14  KELTEC                  5,430      2,335
14  RESOLVE                 12,417     2,732
14  COMPU                   5,174      2,225
14  BLACKB                  2,314      1,990
14  BLACKBOX                4,700      2,021
14  AVT SYSTEMS             9,629      2,118
14  CORPOR                  9,572      2,106
14  CSF SYSTEM              2,623      1,679
14  AVT                     9,493      2,089
14  SIEMANS                 2,588      1,657
14  RESOLVE                 9,330      2,053
14  MORSE                   3,630      1,561
14  CPS                     3,472      1,493
14  SIEMEN                  3,472      1,493
14
    RESOLV                  2,144      1,372
14
    MORSE                   3,067      1,319
14
    BLACK BOX               2,993      1,287
14  RESOLVE                 6,222      1,369
14  RESOLV                  6,024      1,325
14  RESOLVE                 5,983      1,316
14  AVT                     2,494      1,072
14  AVT                     2,460      1,058
14  AVT                     2,431      1,045
14  COMPUTERCENTRE          2,368      1,018
14  COMPUCENTRE             2,361      1,015
14  COMPUCENTRE             2,361      1,015
14  ERROR                   2,240      963
14  BLACK BOX               2,115      910
14  AVT                     4,815      1,059
14  COMPUCENTRE             2,007      863
14  COMPUTACENTER           2,007      863



14 Server           CFI    5700   Equip. and mach.   APR-96  VGA VIDEO EXT CABLE
14 Server           CFI    5600   Computer Equip.    Jun-95  DEC SERVER 700
14 Server           CFI    5600   Computer Equip.    Feb-96  DEC SERVER 700.16 PORT RJ45
14 Server           CFI    5600   Computer Equip.    Jan-96  DEC SERVER
14 Server           F'FURT 5700   Equip. and mach.   JAN-97  KUM SERVESWITCH 4 TO 1
14 Server           CFI    5700   Equip. and mach.   Aug-95  DEC SERVER
14 Server           CFI    5600   Computer Equip.    Dec-96  DIGITAL EQUIP
14 Server           CFI    5700   Equip. and mach.   Sep-95  COMPAQ 2.1GB PLUG FAST-WIDE H/D
14 Server           F'FURT 5700   Equip. and mach.   JAN-97  COMPAQ WINDOWS NT SERVER
14 Server           CFI    5600   Computer Equip.    Mar-95  VAX SERVER AND UPGRADE
14 Server           CFI    5700   Equip. and mach.   Mar-95  MICROVAX 3100 MODEL/DEC SERVER
14 Server           CFI    5700   Equip. and mach.   Jan-95  BASE SYSTEMS AND DEC SERVERS
14 Server           CFI    5700   Equip. and mach.   Jan-95  BASE SYSTEM AND DEC SERVER
14 Server           CFI    5700   Equip. and mach.   Jan-95  BASE SYSTEM AND DEC SERVER
14 Server           CFI    5700   Equip. and mach.   Jan-95  BASE SYSTEM AND DEC SERVER
14 Server           CFI    5700   Equip. and mach.   Jan-95  BASE SYSTEM AND DEC SERVER
14 Server           CFI    5700   Equip. and mach.   Oct-94  DESCERVER AND MICRO BASE SYSTEM
14 Server           CFI    5700   Equip. and mach.   Dec-94  DEC SERVER 700/16 PORT RJ45
14 Server           CFI    5700   Equip. and mach.   Oct-94  DESCERVER FLASH READY & DNAS LICENCE
14 Server           CFI    5700   Equip. and mach.   Mar-95  DECSERVER AND ADP RACK
14 Server           CFI    5700   Equip. and mach.   Dec-94  DEC SERVER 700,16 PORT RJ45
14 Server           CFI    5700   Equip. and mach.   Sep-94  DESCERVER 700
14 Server           CFI    5700   Equip. and mach.   May-94  DESERVER 700,FLASH READY 16 LINE RJ45
14 Server           CFI    5700   Equip. and mach.   Jul-94  DECSERVER 700, FLASH READY 16 LINE
14 Server           CFI    5700   Equip. and mach.   Apr-94  DECSERVER 700
14 Server           CFI    5700   Equip. and mach.   Dec-94  IBM LAN SERVER
14 Server           CFI    5700   Equip. and mach.   Jul-94  DEC AUI X BNC THINWIRE MAU
14 Server           CFI    5700   Equip. and mach.   Apr-94  DEC AUI X BNC
14 Server           CFI    5700   Equip. and mach.   Apr-94  DEC AUI X BNC
14 Server           CFI    5700   Equip. and mach.   Apr-94  20 MONITER EVM 942
14 Server           CFI    5700   Equip. and mach.   Mar-95  MULTINET FOR VAX/SUPPORT FOR SERVER
14 Server           CFI    5700   Equip. and mach.   May-94  5 DEC VAX CLUSTER CONSOLES
14 Server           CFI    5700   Equip. and mach.   Nov-94  MICRO VAX / DEC SERVER
   SERVER TOTAL                                         101     ITEMS





14  BLACKBOX                1,981      852
14  RESOLV                  3,013      663
14  RESOLVE                 3,005      661
14  RESOLVE                 2,996      659
14  BLACK BOX               1,251      538
14  RESOLVE                 2,756      606
14                          996        428
14  COMPU                   1,851      407
14  COMPU                   266        114
14  MTI                     83,750     0
14  RESOLV                  22,505     0
14  RESOLV                  22,501     0
14  RESOLV                  11,253     0
14  RESOLV                  11,253     0
14  RESOLV                  11,253     0
14  RESOLV                  11,250     0
14  RESOLVE                 11,245     0
14  RESOLV                  9,080      0
14  RESOLVE                 6,036      0
14  ONLINE                  4,881      0
14  RESOLV                  3,136      0
14  RESOLVE                 3,130      0
14  RESOLVE                 2,906      0
14  RESOLVE                 2,804      0
14  RESOLVE                 2,794      0
14  CORCOM                  2,405      0
14  RESOLVE                 11,269     0
14  RESOLVE                 11,231     0
14  RESOLVE                 11,231     0
14  COSGEM                  11,142     0
14  HARRIER                 4,758      0
14  RESOLV                  9,183      0
14  RESOLVE                 11,245     -562
                            1,666,019  621,267



15 Systems Dept     MILAN  5700   Equip. and mach.   Jun-98  DEALER SYSTEM
15 Systems Dept     CFI    5600   Computer Equip.    Jun-98  INSTALLATION OF NEW SYSTEMS            80000720
15 Systems Dept     CFI    5700   Equip. and mach.   APR-96  SYSTEM CONFIGURATION
15 Systems Dept     CFSNC  5700   Equip. and mach.   Oct-97  DEP 50% RE TEL SYSTEM
15 Systems Dept     CFI    5700   Equip. and mach.   Feb-96  TELEPHONE SYSTEM
15 Systems Dept     F'FURT 5600   Computer Equip.    Feb-98  COMPUTER SYSTEM - EQUITIES
15 Systems Dept     CFI    5600   Computer Equip.    Dec-97  DATA CARTRIDGES
15 Systems Dept     CFI    5600   Computer Equip.    Jul-97  SONY DATA TAPES
15 Systems Dept     CFI    5700   Equip. and mach.   Feb-96  MX14 CABINATE STATION
15 Systems Dept     CFI    5700   Equip. and mach.   Apr-94  SB 504 SYSTEM
   SYSTEMS DEPT TOTAL                                     10      ITEMS
   GRAND TOTAL







15 ALBACOM                 211,060    181,512
15 DOW                     51,627     52,143
15 INFO                    13,866     5,963
15 BEPS                    3,962      2,536
15 SYNTEGRA                9,780      2,152
15 RTS                     2,460      1,575
15 AKMARK                  2,545      1,457
15 AKMARK                  1,881      1,204
15 AIR TUBE                4,867      1,071
15 SPEKABUS                10,289     0
GRAND TOTALS:              312,337    249,610             5,834,681  2,716,108


                         Part B - Intellectual Property

                                   TRADEMARKS
                                   ----------

None.

                              INTERNET DOMAIN NAMES
                              ---------------------

Domain names currently registered in the name of Cantor Fitzgerald
International:


France
------
espeed.com.fr

Germany
-------
espeed.de

Japan
-----
espeed.co.jp

South Africa
------------
espeed.co.za

United Kingdom
--------------
e-speed.co.uk
espeed.co.uk
espeedbonds.co.uk
espeedtrade.co.uk


COMPUTER SOFTWARE AND FILES
---------------------------

section-names                                 sub-section                               application-names

ACCOUNTS, COMPLIANCE and PAYROLL              ACCOUNTS                                  Give-Up-Report
ACCOUNTS, COMPLIANCE and PAYROLL              ACCOUNTS                                  GMI - Daily Brokerage Report
ACCOUNTS, COMPLIANCE and PAYROLL              ACCOUNTS                                  Principal Trades

BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Accounts


BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Bond Give Ups
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Compliance - VAT, FSA, BAWE etc
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Confirmations
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - FX Options
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - LA Equities
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Reports (internal)
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Settlement (manual)
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - Trade Input and Amendments
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - BACK OFFICE and SETTLEMENTS       HOLLY - UK Equities - ARROW replacement
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - INDEPENDENT TRADE FEEDS           HOLLY - Derivatec feed
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - INDEPENDENT TRADE FEEDS           HOLLY - Cleared Trades
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - INDEPENDENT TRADE FEEDS           HOLLY - Give Ups - FX Options
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - INDEPENDENT TRADE FEEDS           HOLLY - Give Ups - Repo desk (Ticketboy)
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - MIDDLE OFFICE                     HOLLY - Boaf
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - MIDDLE OFFICE                     HOLLY - Ingrid - Wash trades
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - MIDDLE OFFICE                     HOLLY - Profit and Loss
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - MIDDLE OFFICE                     HOLLY - Rest of Middle Office
BACK OFFICE AND SETTLEMENT SYSTEMS            HOLLY - MIDDLE OFFICE                     HOLLY - Risk Credit

BACK OFFICE AND SETTLEMENT SYSTEMS            MIDDLE OFFICE                             Broker Checkout

PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Comms Access applications


PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Employee Holiday Management
PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Equipment-Database
PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Market-Data-Management
PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Purch-Requisition
PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Repos Trade Reporting - Ticket Boy
PROGRAMME DEVELOPMENT GROUP                   PDG - ACCESS                              Temps & Contractors
PROGRAMME DEVELOPMENT GROUP                   PDG - EUROPEAN APPLICATIONS               Frankfurt - *SPREAD
PROGRAMME DEVELOPMENT GROUP                   PDG - EUROPEAN APPLICATIONS               Frankfurt - non critical spreadsheets
PROGRAMME DEVELOPMENT GROUP                   PDG - EUROPEAN APPLICATIONS               Milan Databases (non critical)
PROGRAMME DEVELOPMENT GROUP                   PDG - EUROPEAN APPLICATIONS               Milan Spreadsheets (non critical)
PROGRAMME DEVELOPMENT GROUP                   PDG - EUROPEAN APPLICATIONS               Paris Spreadsheets (non critical)
PROGRAMME DEVELOPMENT GROUP                   PDG - SPREADSHEET                         $ Spreadsheets
PROGRAMME DEVELOPMENT GROUP                   PDG - SPREADSHEET                         $IRS (Ldn:3)
PROGRAMME DEVELOPMENT GROUP                   PDG - SPREADSHEET                         Euro currency Swaps (LUIGI-TEL.XLS)
PROGRAMME DEVELOPMENT GROUP                   PDG - SPREADSHEET                         IRSBUND-BTP
PROGRAMME DEVELOPMENT GROUP                   PDG - Sybase Applications                 Babe
PROGRAMME DEVELOPMENT GROUP                   PDG - Sybase Applications                 Brodby
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Basis calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Cantor Price
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Equities calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Exchange Traded Options calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Futures calculator/Net Basis


PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  FX Forwards calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  FX Volatility surface
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  FX Whiteboard
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  GDR calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Gilt calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  IRS Bund Asset Swaps
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  OTS Options Trade Detais
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Rand Swaps
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Repo calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  SWAPS Credit
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  SWAPS Spread Matrix
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Switch calculator
PROGRAMME DEVELOPMENT GROUP                   PDG - VB                                  Yield calculators

TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     CS-LIFFERPC-SERVER
TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     GDR-RPCSPEED
TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     GTS - Mole
TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     GTS - Trading System
TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     STX-READER
TRADING SYSTEMS - VAX & ALPHA                 ALPHA                                     TRADE-MONITOR-INTERFACE
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       BASIC - Trading System
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       CFTS - LONDON - Trading System
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       conx-writer
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       ed-200c
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       ed132
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       GTS Archiver
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       GTS Maintenance


TRADING SYSTEMS - VAX & ALPHA                 VAX                                       GTS SQLNETSERVER
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       Liffe - LMF
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       reconclient
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       reconrpc-server
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       reconserver
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       speedout-udp
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       sprsht
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       ticker-input
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       ticket-process
TRADING SYSTEMS - VAX & ALPHA                 VAX                                       write-transaction-log

GLOSS - such rights as may exist in GLOSS.

                           Part C - Assigned Contracts


1.    ARC Serve IT - getting started manual.

2.    Automated Confirmation Services Limited - Agreement of 16 December 1993.

3.    City Networks Limited - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.    Compaq Computer Limited - Customer Services Agreement of 1 November 1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7.    Digifeed Consultants Limited - Agreement of 30 September 1998.

8.    Essential Computing Ltd - Maintenance Software Agreement of 30 November
      1993.

9. Heroix Corporation Limited - Software Licence Agreement and Software Support Agreement both of 30 October 1995.

10. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

11. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

12. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

13.   KPNQWest Services Limited Service Contract - for MMBS Services (undated).

14. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

15. Morse Group Limited - 1 October1999 Agreement for the supply of goods and services.

16. RA Computers SpA - anti-money laundering software terms and conditions undated.

17. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

18. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998.

19. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

20. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

21.   Software Partners 32 Inc-. Software Licence.

22. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999.

23.   Sun Microsystems Ltd - Undated Support Agreement.

24. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

25. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

26. The Public IP Exchange Limited, (trading as UUNET)- Terms and Conditions of Supply of 16 October 1998.

27. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997


Consultancy and temporary contracts
-----------------------------------


1.    Grant Abbot of 4 August 1999.

2.    Jane Hills of 26 July 1999.

3.    Jonathon Pinnock and Associates of 22 October 1999.

4.    Richard Mangles of 29 November 19909.

5.    Richard Pickston of 30 October 1999.

6.    Ian Rosen of 31 July 1999.

7.    Surj Sandher of 13 September 1999.

8.    David Smith of 8 November 1999.

9.    Kim Whitworth of 25 November 1999.

10.   Rajesh Vaja of 14 October 1999.

11.   Ian Young of 26 October 1999.



Mutual Non-Disclosure or Confidentiality Agreement
--------------------------------------------------


1.    Alydaar Software Corporation - undated.

2.    ECCO Consulting Ltd. - 7 October 1999.

3.    PKS Systems Integration (UK) Limited - __ May 1998.

4.    SCS Systems (UK) Ltd - 16 November 1999.

      The above constitutes the best available list at this time of correct and complete Assigned Contracts together with all amendments, supplements and other instruments (including side letters) thereto.

                      SCHEDULE 1.2(f) - Reuters Agreements

1.    Agreement between Reuters America, Inc. and Market Data Corporation.

2. Amendment to Reuters Services Contract, dated January 22, 1993, between Market Data Corporation and Reuters America Inc.

3. Letter, dated April 14, 1994, to Cantor Fitzgerald L.P. and Market Data Corporation, from Reuters Limited, re: Proposal of the Interdealer Broker Association of Canada.

4. Letter Agreement, dated August 25, 1994, between Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation re: Proposal of the Interdealer Broker Association of Canada.

5.    Letter, dated March 25, 1994, re: Transparency - Industry Proposal.

6. Data Purchase, Data Product Agency and Electronic Trading System Agreement, dated January 22, 1993, between Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation (with Schedules and Exhibits).

7. License Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Market Data Corporation.

8. Electronic Trading of Municipal Fixed Income Securities/ -Bid Wanted-Letter Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Reuters Limited.

9. Proposed Agency Agreement Letter, dated January 22, 1993, between Market Data Corporation and Reuters Limited.

10. Canadian Data Letter Agreement, dated September 15, 1993, between Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

11. ETS-I Intellectual Property Agreement, dated September 21, 1993, between Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

12. Letter, dated June 8, 1994, to Cantor Fitzgerald, L.P. from Reuters Limited re: Designation of Certain Joint Intellectual Property.

13. Letter Agreement, dated November 24, 1993, between Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

Together with any other agreements or arrangements in relation to Information as defined.

                     SCHEDULE 1.2(g) - Telerate Agreements



1. Letter Agreement between Telerate Systems Incorporated and Market Data Corporation dated December 15, 1989 in reference to Modifications to Master Optional Services Agreement dated October 23, 1987.

2. Letter Agreement between Telerate Systems Incorporated and Market Data Corporation dated February 23, 1990.

3. Letter to Telerate, Inc. from Cantor Fitzgerald Securities Corp. dated February 23, 1990.

4. Letter of Intention from Telerate, Inc. and Agreed to and Acknowledged by Cantor Fitzgerald Securities Corp. and Market Data Corporation dated February 23, 1990.

5. Letter Agreement dated February 23, 1990 between Cantor Fitzgerald Corporate Brokers, Inc., Cantor Fitzgerald Incorporated, Cantor Fitzgerald (UK) Limited, Cantor Fitzgerald Securities Corp., Cantor Fitzgerald Municipal Brokers, Inc. and Agreed to and Acknowledged by Market Data Corporation.

6. Letter Agreement between Cantor Fitzgerald Securities Corp. and Market Data Corporation dated February 23, 1990.

7. Agreement between Telerate, Inc. and Cantor Fitzgerald Securities Corp. dated February 23, 1990.

8. Master Optional Service Agreement between Telerate, Inc. and Market Data Corporation dated February 23, 1990.

9. Letter from Cantor Fitzgerald Securities and Market Data Corporation to Telerate Systems Inc. dated April 11, 1991.

10. Letter Agreement between Telerate Inc., Cantor Fitzgerald Securities Corp. and Market Data Corporation dated May 16, 1991 modifying the Agreement between Telerate, Inc. and Cantor Fitzgerald Securities Corp. dated February 23, 1990 and the Master Optional Service Agreement between Telerate, Inc. and Market Data Corporation dated February 23, 1990 ("1991 Modification").

11. Letter Agreement between Cantor Fitzgerald Securities Corp. and Telerate, Inc. dated July 8, 1991 modifying the Agreement between Telerate, Inc. and Cantor Fitzgerald Securities Corp. dated February 23, 1990.

12. Letter Agreement between J.J. Kenny Co., Inc. and Dow Jones Telerate dated December 22, 1994.

13. Letter Agreement between Market Data Corporation and Dow Jones Telerate Holdings, Inc. dated February 6, 1995 regarding 7676 Optional Information Service.

14. Letter Agreement between Dow Jones & Company, Inc., Cantor Fitzgerald Securities and Market Data Corporation dated February 27, 1995.

15. 1995 Amendment of the Agreement dated February 23, 1990 between Telerate, Inc. and Cantor Fitzgerald Securities Corp., as previously amended.

16. 1995 Amendment of the Master Optional Services Agreement dated February 23, 1990 between Telerate, Inc. and Market Data Corporation, as previously amended.

17. Settlement Agreement between Dow Jones Telerate Holdings, Inc., Dow Jones Telerate, Inc., Cantor Fitzgerald Securities and Market Data Corporation dated February 27, 1995.

Together with any other agreements or arrangements in relation to Information as defined.

                       SCHEDULE 1.3 - Assumed Liabilities




Accrued Bonus                                        $1.3

Accrued Temporary Staff and Contractors              $0.6

Accrued Overhead Expenditure                         $0.2

                            SCHEDULE 2.1 - Employees

                     SYSTEMS DELIVERY


Employee             Employee Name                                          Date of Start
--------             -------------                                          -------------
Number
------
7848                 Mr Charles K Ashiagbor                                 25/11/1998
7732                 Mr Wayne Barnard                                       29/06/1998
7667                 Ms Sharon M Bentley                                    11/05/1998
7438                 Mr Sam J Bolden                                        01/09/1997
7665                 Mr Mark Boyall                                         22/04/1998
7476                 Mr Kevin A Brennan                                     08/09/1997
7756                 Miss Deborah Caven                                     29/07/1998
8121                 Mr Christopher J Chapman                               10/11/1999
7995                 Mr Daniel Chitty                                       07/06/1999
7962                 Mr Simon W Cole                                        19/04/1999
7694                 Miss Leeann Cronin                                     01/05/1998
7337                 Mr Andrew Dalton                                       01/09/1997
7820                 Mr Mark Dianora                                        05/10/1998
8028                 Mr Ian E Dobson                                        19/07/1999
7770                 Miss Melissa C Etherington                             26/08/1998
7064                 Mr Paul M Farquharson                                  13/01/1997
7754                 Mr Alan F Farrell                                      01/09/1998
7960                 Mr Kevin Fenn                                          22/03/1999
7000                 Mr Andrew Forder                                       09/12/1996
7691                 Mr Giles French                                        17/06/1998
7648                 Mr Steve Fujimura                                      17/03/1998
7077                 Mr Luigi Fumarola                                      07/01/1997
8069                 Mr Ammar N Ghouse                                      06/09/1999
8055                 Mr Ronald L Gilligan                                   02/08/1999
8120                 Mr Luke Goodland                                       28/10/1999
5850                 Mr David P House                                       13/03/1996
                     Mr Daryl Houston
7809                 Mr Owen K Jackman                                      21/09/1998
3100                 Mr Dinesh Kerai                                        04/10/1993
7834                 Mr Golam F Khan                                        23/11/1998
8135                 Mr Asif Khan                                           01/11/1999
7628                 Mr Francois Kiers                                      02/03/1998
3690                 Mr Andrew Kindell                                      12/07/1994
7882                 Mr Stuart King                                         14/01/1999
7963                 Ms Vicky L Knight                                      19/04/1999

8017                 Mr Bruce A Laverock                                    19/07/1999
7916                 Mr Daniel Lloyd                                        01/03/1999
7752                 Mr Alexander J Logan                                   24/08/1998
7785                 Miss Olive Marry                                       26/10/1998
7923                 Mr Sarju Mashru                                        25/02/1999
7352                 Mr Barry J McMullan                                    18/08/1997
3705                 Mr Robert Meredith                                     11/07/1994
8128                 Mr Sean Milligan                                       01/11/1999
7511                 Mr Darren Monksfield                                   10/11/1997
7989                 Mr Dean R Monksfield                                   04/05/1999
7673                 Mrs Carolyne A Moss                                    01/06/1998
3115                 Mr Dean Mott                                           01/10/1993
                     Mr Vincent Norris
7435                 Mr Andrew G Overbeck                                   01/09/1997
8047                 Miss Rakhi Patel                                       21/07/1999
7659                 Mr Andrew Pears                                        11/05/1998
7961                 Ms Patricia Peterson                                   22/03/1999
7753                 Mr Darren Regan                                        22/07/1998
7746                 Mr Christian D Richards                                20/07/1998
7098                 Mr David Rix                                           03/03/1997
7970                 Ms Natalie Rook                                        29/03/1999
8143                 Mr Olubowale O A Sangosanya                            29/11/1999
5580                 Mr Chris Saunders                                      15/01/1996
7833                 Mr Stephen Smart                                       26/10/1998
7946                 Mr Delroy Smith                                        29/03/1999
8016                 Mr Lyndon S Smith                                      14/06/1999
4500                 Miss Samantha L Steven                                 30/05/1995
4645                 Ms Meletha Thompson                                    17/07/1995
7896                 Mr David G Thomson                                     25/01/1999
4690                 Mr Shaukatali H Visram                                 01/08/1995
7509                 Mr Michael J Webb                                      06/10/1997
7166                 Mr David Wells                                         03/03/1997
7548                 Mr Michael White                                       05/01/1998
7919                 Ms Sue Whittaker                                       15/02/1999


                     SYSTEMS DEVELOPMENT

Employee             Employee Name                                          Date of Start
--------             -------------                                          -------------
Number
------
7909                 Mr Eugene Alexander                                    29/03/1999
8093                 Mr David S Allewell                                    13/09/1999


7733                 Mr Tobias J Anscombe                                   06/07/1998
4220                 Mr Alastair J D Beadle                                 23/01/1995
3570                 Mr Simon G Bisson                                      05/04/1994
8005                 Mr Nicholas Buller                                     28/06/1999
7994                 Mr Michael Cassin                                      04/05/1999
7567                 Miss Alexia Constantine                                17/11/1997
7305                 Mr Neil Cunningham                                     30/06/1997
7779                 Mr Duncan Dacombe                                      21/09/1998
7521                 Mr Nicholas Dacres                                     24/11/1997
7085                 Dr David A Garbutt                                     01/01/1997
7557                 Mr Paul G Glynn                                        24/11/1997
5215                 Mr Richard P Goodman                                   25/09/1995
2310                 Mr Timothy P Harris                                    04/01/1993
8082                 Mr Michael P Hermiston                                 13/09/1999
8001                 Mr George Howard                                       05/07/1999
7252                 Mr Ajaz Khan                                           19/05/1997
8100                 Mr Neil Mitchell                                       20/09/1999
7720                 Mrs Jane Partridge                                     29/07/1998
8112                 Mr Maurizio Pietrini                                   18/10/1999
380                  Mr Martin Powell                                       12/06/1991
395                  Mr Matthew J Smith                                     29/01/1990
7858                 Mr Aaron W Smith                                       07/12/1998
7830                 Mr Alan Stepnell                                       09/11/1998
4015                 Mr Martin J Threadgold                                 21/11/1994
7867                 Mr Ian Tinsdale                                        21/12/1998
7690                 Mr Neil S Warden                                       27/11/1997
7987                 Mr Michael J J Westlake                                21/06/1999
410                  Mr Thomas D Whiteside                                  25/03/1991
8015                 Mr Graeme C Williams                                   10/06/1999
7287                 Mr Robert Woodmansey                                   01/07/1997

                       SCHEDULE 3.3 - Disclosure Schedule


The following are contracts, the terms of which require that the consent of a third party be obtained before they are assigned, and therefore are disclosed against the warranty given in Section 3.3:

1.       ARC Serve IT - getting started manual.

2.       Automated Confirmation Services Limited - Agreement of 16 December
         1993.

3.       City Networks Limited - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.       Compaq Computer Limited - Customer Services Agreement of 1 November
         1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

8. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

9. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

10.      KPNQWest Services Limited Service Contract - for MMBS Services
         (undated).

11. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

12. Morse Group Limited - 1 October 1999 Agreement for the supply of goods and services.

13. RA Computers SpA - anti-money laundering software terms and conditions undated.

14. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

15. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998 and any other contracts related to maintenance services provided by Siemens.

16. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

17. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

18.      Software Partners 32 Inc.- Software Licence.

20. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999.

21.      Sun Microsystems Ltd - Undated Support Agreement.

22. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

23. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

24. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997


                       Consultancy and temporary contracts
                       -----------------------------------


1.       Grant Abbot of 4 August 1999.

2.       Jane Hills of 26 July 1999.

3.       Jonathon Pinnock and Associates of 22 October 1999.

4.       Richard Mangles of 29 November 19909.

5.       Richard Pickston of 30 October 1999.

6.       Ian Rosen of 31 July 1999.

7.       Surj Sandher of 13 September 1999.

8.       David Smith of 8 November 1999.

9.       KimWhitworth of 25 November 1999.

10.      Rajesh Vaja of 14 October 1999.

11.      Ian Young of 26 October 1999.



               Mutual Non-Disclosure or Confidentiality Agreement
               --------------------------------------------------


1.       Alydaar Software Corporation - undated.

2.       ECCO Consulting Ltd. - 7 October 1999.

3.       PKS Systems Integration (UK) Limited - _ May 1998.

4.       SCS Systems (UK) Ltd - 16 November 1999.


                                     Leases
                                     ------


1. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

2. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

                             SCHEDULE 3.4 - Permits

None.

                         SCHEDULE 3.5 - Title to Assets

The following are leasing contracts affecting Transferred Assets and are therefore disclosed against the warranty given in Section 3.5:

Lombard

1. Master Hiring Agreement of 9 December 1996 between Cantor Fitzgerald International and Lombard Network Services Ltd and all schedules, agreements and leases in relation thereto.

GE Capital

2. Operating Sublease of 25 June 1997 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

3. Agreement to Acquire of 8 July 1997 between GE Capital Services (EEF) Limited and Cantor Fitzgerald International.

4. Agreement to Acquire of 8July 1997 between GE Capital Services (EEF) Limited, Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

5. Operating Sublease of 20 January 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International

6. Purchase Agency Agreement of 12 February 1999 between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

7. Agreement to Acquire undated between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

8. Operating Sublease of 23 August 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

9. All schedules, agreements, additions, deletions and amendments in relation to the documents at 2 to 8.

ECS International UK Limited

10. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

11. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

Pallas Group Limited


12. Undated agreement between Cantor Fitzgerald International and Pallas Group Limited.

                            SCHEDULE 3.6 - Litigation

None.

                     SCHEDULE 3.9 - Undisclosed liabilities
None.

      SCHEDULE 3.8(b) - Registrations and applications made in relation to
                             Intellectual Property

Mark to provide schedule

                        SCHEDULE 5.11 - Required Consents

Third party consents are required in connection with the transactions contemplated by this Agreement under the following contracts:

1.       ARC Serve IT - getting started manual.

2.       Automated Confirmation Services Limited - Agreement of 16 December
         1993.

3.       City Networks Limited - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.       Compaq Computer Limited - Customer Services Agreement of 1 November
         1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7.       Digifeed Consultants Limited - Agreement of 30 September 1998.

8.       Essential Computing Ltd - Maintenance Software Agreement of 30 November
         1993.

9. Heroix Corporation Limited - Software Licence Agreement and Software Support Agreement both of 30 October 1995.

10. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

11. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

12. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

13.      KPNQWest Services Limited Service Contract - for MMBS Services
         (undated).

14. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

15. Morse Group Limited - 1 October 1999 Agreement for the supply of goods and services.

16. RA Computers SpA. - anti-money laundering software terms and conditions undated.

17. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

18. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998.

19. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

20. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

21.      Software Partners 32 Inc-. Software Licence.

22. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999.

23.      Sun Microsystems Ltd - Undated Support Agreement.

24. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

25. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

26. The Public IP Exchange Limited, (trading as UUNET)- Terms and Conditions of Supply of 16 October 1998.

27. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997

                      Consultancy and temporary contracts

1.       Grant Abbot of 4 August 1999.

2.       Jane Hills of 26 July 1999.

3.       Jonathon Pinnock and Associates of 22 October 1999.

4.       Richard Mangles of 29 November 19909.

5.       Richard Pickston of 30 October 1999.

6.       Ian Rosen of 31 July 1999.

7.       Surj Sandher of 13 September 1999.

8.       David Smith of 8 November 1999.

9.       Rajesh Vaja of 14 October 1999.


10.      Kim Whitworth of 25 November 1999.

11.      Ian Young of 26 October 1999.

                                     Leases

Lombard

1. Master Hiring Agreement of 9 December 1996 between Cantor Fitzgerald International and Lombard Network Services Ltd and all schedules, agreements and leases in relation thereto.

GE Capital

2. Operating Sublease of 25 June 1997 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

3. Agreement to Acquire of 8July 1997 between GE Capital Services (EEF) Limited and Cantor Fitzgerald International.

4. Agreement to Acquire of 8July 1997 between GE Capital Services (EEF) Limited, Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

5. Operating Sublease of 20 January 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International

6. Purchase Agency Agreement of 12 February 1999 between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

7. Agreement to Acquire undated between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P.

8. Operating Sublease of 23 August 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

9. All schedules, agreements, additions, deletions and amendments in relation to the documents at 2 to 8.

ECS International UK Limited

10. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

11. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

Pallas Group Limited

12. Undated agreement between Cantor Fitzgerald International and Pallas Group Limited.


               Mutual Non-Disclosure or Confidentiality Agreement


         Alydaar Software Corporation - undated.

         ECCO Consulting Ltd. - 7 October 1999.

         PKS Systems Integration (UK) Limited - _ May 1998.

         SCS Systems (UK) Ltd - 16 November 1999

                                    EXHIBIT A
                        Form of Joint Services Agreement

                                    EXHIBIT B
                    Form of Administrative Services Agreement

                             Schedule 1.1 Part A


eSpeed, Inc.
Fixed Assets transferred


US FIXED ASSET CAT                   CO           ACCTTITLE
Customer Equipment                   F'FURT        Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Computer Equipment
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Equipment and machinery
Customer Equipment                   CFI           Computer Equipment


Customer Equipment Total


Cabling                              PARIS         Equipment and machinery
Cabling                              CFSNC         Equipment and machinery
Cabling                              PARIS         Equipment and machinery
Cabling                              CFSNC         Computer Equipment
Cabling                              LUX           Equipment and machinery
Cabling                              LUX           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              LUX           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              LUX           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              F'FURT        Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              LUX           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Computer Equipment
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery
Cabling                              CFI           Equipment and machinery


Cabling Total


Network Equipment                    F'FURT        Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    MILAN         Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    F'FURT        Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFSNC         Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    LUX           Computer Equipment
Network Equipment                    MILAN         Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    F'FURT        Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFSNC         Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFSNC         Computer Equipment
Network Equipment                    PARIS         Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    F'FURT        Computer Equipment
Network Equipment                    MILAN         Computer Equipment
Network Equipment                    F'FURT        Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    F'FURT        Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Computer Equipment
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery
Network Equipment                    CFI           Equipment and machinery


Network Equipment Total


General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     F'FURT        Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     MILAN         Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFSNC         Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     F'FURT        Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     LUX           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     PARIS         Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     PARIS         Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     MILAN         Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Equipment and machinery
General Software                     CFI           Computer Equipment


General Software Total


Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               F'FURT        Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               F'FURT        Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               F'FURT        Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               F'FURT        Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               CFI           Computer Equipment
Server                               F'FURT        Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               F'FURT        Equipment and machinery
Server                               CFI           Computer Equipment
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery
Server                               CFI           Equipment and machinery


Server Total


Systems Dept                         MILAN         Equipment and machinery
Systems Dept                         CFI           Computer Equipment
Systems Dept                         CFI           Equipment and machinery
Systems Dept                         CFSNC         Equipment and machinery
Systems Dept                         CFI           Equipment and machinery
Systems Dept                         F'FURT        Computer Equipment
Systems Dept                         CFI           Computer Equipment
Systems Dept                         CFI           Computer Equipment
Systems Dept                         CFI           Equipment and machinery
Systems Dept                         CFI           Equipment and machinery


Systems Dept Total

Grand Total



US FIXED ASSET CAT                   DATE       ITEM DESCRIPTION
Customer Equipment                       JAN-97 FIT OUT COSTS RE COMP EQUIP
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 40
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 36
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 30
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 25
Customer Equipment                       JUN-96 VT525 TERMINALS x 50
Customer Equipment                       Jan-96 10" 29mm DDC O/WH STACK
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 20
Customer Equipment                       APR-96 29MM DDC O/WH STACK
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 20
Customer Equipment                       Dec-95 VT525 TERMINALS x 100
Customer Equipment                       Feb-96 10" 29MM DDC O/WH STACK x 40
Customer Equipment                       May-96 10" 29MM DDC 15-40K O/WH STACK x 16
Customer Equipment                       Feb-97 E105 QPC AC DEVELOPMENT
Customer Equipment                       Feb-96 MAINS LEAD x 30 &  DCC STACK x 30
Customer Equipment                       JUL-96 10" 29MM DDC 15-40 O/WH STACK x 12
Customer Equipment                       May-98 VT525 AE DEC TERMINAL X12
Customer Equipment                       Nov-95 10" M/F KME GREY RFI
Customer Equipment                       JUL-96 13" DDC 15-50 M/F WHITE STACK
Customer Equipment                       JUL-96 10" 29MM DDC STACK x 10
Customer Equipment                       JUL-96 10" 29MM DDC 15-40 O/WH STACK x 10
Customer Equipment                       MAR 96 MAIN LEAD & 10"29MM DCC STACK x 22
Customer Equipment                       APR-96 29MM DCC O/WH STACK x 5
Customer Equipment                       Sep-97 ABS BACKUP SYSTEM  INSTALLATION
Customer Equipment                       MAR 96 10" 29MM DDC STACK
Customer Equipment                       May-96 SP 282 SE 548T MODIFIED x 2
Customer Equipment                       Feb-96 10" 29MM DDC 15-40k STACK x 30
Customer Equipment                       Sep-95 CISCO 2503 SYSTEM
Customer Equipment                       May-96 WYSE 350 TERMINALS
Customer Equipment                       APR-96 3268 FAST V34 / 3266 FAST V34
Customer Equipment                       Sep-95 10" M/FREQ KME GREY RFI 240V
Customer Equipment                       Aug-95 CISCO 2511 SYSTEM
Customer Equipment                       Aug-95 CISCO 2511 SYSTEM
Customer Equipment                       Feb-96 FAST V34 x 3
Customer Equipment                       Sep-95 CISCO 2503 SYSTEM
Customer Equipment                       Nov-95 SCICON S8000/2 x 25 PAD
Customer Equipment                       Feb-95 ISDN BASIC RATE INTERFACES
Customer Equipment                       May-94 LASER SPEAKERS,QUATTRO 4 INTO 1'S
Customer Equipment                       JUL-96 10" 29MM DDC 15-40K O/WH STACK x 20


Customer Equipment Total                     39 items


Cabling                                  Jun-98 CABLING
Cabling                                  Sep-97 CABLES AND DEALERBOARDS
Cabling                                  Jun-98 CABLING
Cabling                                  Aug-97 NEW CABLE LINES
Cabling                                  JAN-97 CABLING
Cabling                                  Jun-98 INV 1026922 FROM 5570 - SINGLE SHELF/DUAL SHELF CABLE
Cabling                                  JAN-97 CABLES & BASE UNIT
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  Feb-96 CABLING SERVICES
Cabling                                  Jun-98 VARIOUS CARDS/CABLES
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  JAN-97 CABLES 1017 (PART OF ACCRUAL IN 6600)
Cabling                                  MAR 96 CABLING INFRASTRUCTURE
Cabling                                  Aug-97 CABLING
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  APR-96 CABLING INFRASTRUCTURE
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  Jun-97 CABLES AND EQUIP
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  Sep-95 MISCELLANEOUS EQUIPMENT
Cabling                                  Sep-95 MISCELLANEOUS EQUIPMENT
Cabling                                  Oct-95 MISCELLANEOUS WORK
Cabling                                  Aug-95 INSTALL FIBRE OPTIC CABLES
Cabling                                  Jul-97 HUB EXPANSION CABLE
Cabling                                  JAN-97 ELECTRICAL INSTALLATION
Cabling                                  JAN-97 CABLES 941
Cabling                                  DEC-96 10 FOOT MALE CABLE x 60
Cabling                                  Nov-95 INSTALL CAT 5 CABLING INFRASTRUCT
Cabling                                  Feb-96 CABELING
Cabling                                  Jun-97 EQUIPMENT
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  JAN-97 CABLES 944
Cabling                                  Jan-98 CABLING PARTS
Cabling                                  Jun-97 EQUIPMENT
Cabling                                  APR-96 SUP&INS CAT5 CAB TERM TO PATCH PANEL
Cabling                                  Nov-95 WORKS/EQUIP FOR EQUITY PROJECT
Cabling                                  May-97 CABLE FOR PANEL
Cabling                                  Apr-97 10 FOOT MALE DTE X.21 CABLE
Cabling                                  Feb-97 CABLING
Cabling                                  JAN-97 CABLES 946
Cabling                                  Feb-96 CABELING
Cabling                                  JAN-97 CABLES 1042
Cabling                                  JAN-97 CABLES 945
Cabling                                  Sep-95 MISCELLANEOUS EQUIPMENT
Cabling                                  Feb-97
Cabling                                  Jan-96 CABLES
Cabling                                  Apr-97 10 FOOT MALE DTE X.21 CABLE
Cabling                                  Jul-97 CABLING SERVICES
Cabling                                  Apr-97 10 FOOT MALE DTE X.21 CABLE
Cabling                                  Oct-95 MISCELLANEOUS WORK
Cabling                                  JUL-96 12 INCH CABLE TRAY
Cabling                                  JAN-97 CABLES 1025
Cabling                                  JUL-96 FIBRE OPTIC ST MEDIA CONVECTORS x 6
Cabling                                  Jun-97 MAINS LEADS
Cabling                                  JAN-97 CABLES 942
Cabling                                  JAN-97 CABLES 1024
Cabling                                  MAR-97 10 FOOT MALE DTE CABLE
Cabling                                  Jun-95 MULTIMODE FIBRECORES
Cabling                                  Aug-95 CW 1308 INT TELEPHONE CABLE
Cabling                                  MAR 96 INSTALL CABLING
Cabling                                  Jul-97 INSTALL CABLES
Cabling                                  Feb-96 VGA VIDEO EXT CABLE
Cabling                                  MAR 96 CABLING INFRASTRUCTURE
Cabling                                  Nov-95 VGA VIDEO EXT CABLE
Cabling                                  Oct-95 INSTALL VIDEO/KEYBOARD CABLES
Cabling                                  Sep-95 TELEPHONE CABLE
Cabling                                  MAR 96 INSTALL CABLING
Cabling                                  MAR 96 CABLING INFRASTRUCTURE
Cabling                                  Oct-95 CW1308 50 PAIR & EARTH
Cabling                                  Apr-97 E1 CABLES
Cabling                                  Dec-94 DRUMS OF CABLE
Cabling                                  Sep-94 FIBRE OPTICS AND FLYLEADS
Cabling                                  Apr-94 8 X 50M TELCO CONNECTING LEADS
Cabling                                  Dec-94 RJ45 CAT 5 FLYLEADS
Cabling                                  Nov-94 TELECOMMUNICATION CABLE


Cabling Total                                75 items


Network Equipment                        Jun-98 INSTALLATION PROJECT MANAGEMENT
Network Equipment                        DEC-96 ETHERNET /SERIAL/BRI ROUTER x 36
Network Equipment                        OCT-96 625-7 HP OPENVIEW NETWORK NODE MANAGER & EQUIPMENT
Network Equipment                        Jul-97 SUPPLY NETWORK MAINTENANCE
Network Equipment                        MAR 96 CLIENT DISTRIBUTION NETWORK
Network Equipment                        DEC-96 ETHERNET /SERIAL/BRI ROUTER
Network Equipment                        Sep-95 3COM ETHERLINK III
Network Equipment                        Oct-98 SUN MODULE/DISK/ULTRA
Network Equipment                        APR-96 SUP&INST 96 CORES 1ST FL & BASEMENT
Network Equipment                        Jun-98 ETHERNET ADAPTOR
Network Equipment                        May-96 OPENVIEW NETWORK NODENW NODE
Network Equipment                        Dec-97 NETWORK CONNECTIONS EQUIP
Network Equipment                        Jan-96 IBM TCP/IP x 18 & 3COM x 3
Network Equipment                        FEB-97 BRIDGING/INTERFACE CARDS
Network Equipment                        JUN-96 ETHERNET BRI ROUTER & IOS FEATURE SET
Network Equipment                        Mar-99 PARIS CDS DISTRIBUTION SERVERS-SUN ULTRA
Network Equipment                        SEP-96 ALPHA STATION / VAX STATION / DEC STORAGE WORKS  etc
Network Equipment                        SEP-96 ETHERNET ROUTER AND CABLES
Network Equipment                        Jul-98 NETWORK COST
Network Equipment                        Sep-95 3COM ETHERLINK III
Network Equipment                        JUN-96 ETHERNET BRI ROUTER
Network Equipment                        Jul-97 ENET 14 HUB PTS \21 CABLE
Network Equipment                        Jul-97 ENET 14 HUB PTS \21 CABLE
Network Equipment                        Jul-97 DUAL AC POWER SUPPLY OPTION
Network Equipment                        Dec-96 ETHERNET/SERIAL/BRI ROUTER
Network Equipment                        Nov-97 NETWORK EQUIP
Network Equipment                        May-97 SOLAR MGMT BUNDLE
Network Equipment                        Dec-97 NETWORK CONNECTIONS EQUIP
Network Equipment                        JAN-97 ETHERNET ROUTER AND CABLES
Network Equipment                        Apr-98 UPGRADE CUST/DOMESTIC OU & CISCO WORKS
Network Equipment                        DEC-96 ETHERNET /SERIAL/BRI ROUTER
Network Equipment                        NOV-96 IOS IP FEATURE SET & ETHERNET/SERIAL/BRI ROUTER
Network Equipment                        Nov-95 1300P-120T 12 PORT HUB WITH TRANSCEIVER
Network Equipment                        Jan-98 REPLACE PAIR OF ROUTERS
Network Equipment                        Dec-97 MULTIPROTOCOL ROUTER
Network Equipment                        May-96 CISCIWORKS FOR HP OPENVIEW
Network Equipment                        Sep-95 324T 24 PORT CONCENTRATORS
Network Equipment                        Mar-99 CUSTOMER ROUTERS FOR ROLLOUT PROJECT
Network Equipment                        Sep-94 DISTRUBUTED SNIFFER SYSTEM
Network Equipment                        DEC-96 COMPUTER SWITCHING EQUIP
Network Equipment                        Dec-98 Siemen inv 1041799 oct 98 comp equip
Network Equipment                        Apr-98 CISC02516 ENET/DUAL SER/ISDN/FEATURE SET
Network Equipment                        Mar-98 CISCO 2503 ROUTERS
Network Equipment                        Jun-98 DCC DATA CARD
Network Equipment                        Oct-97 SERVER SWITCH AND CABLES
Network Equipment                        Feb-97 CABLING
Network Equipment                        Dec-97 NETWORK CONNECTIONS EQUIP
Network Equipment                        AUG-96 MULTINET FOR ALPHA SERVER/ STATION/ VAX STATION
Network Equipment                        AUG-96 SPARCWORKS C++ VERSION 4.1 SLIM KIT x3
Network Equipment                        JAN-97 DUAL SERIAL ROUTER
Network Equipment                        NOV-96 13 STACKABLE MINIHUBS
Network Equipment                        MAR-97 ETHERLINK/IBM PC330
Network Equipment                        Jul-97 DUAL SERIAL ROUTER
Network Equipment                        Jul-98 ETHERNET / MEMORY EXPANSION
Network Equipment                        Jul-98 ETHERNET/MEMORY EXPANSION
Network Equipment                        Dec-97 SERIAL ROUTER
Network Equipment                        Nov-95 IBM TCP/IP BASE KIT DUA*5
Network Equipment                        DEC-96 IOS FEATURE SET
Network Equipment                        Feb-97 UNIX INSTILLATION & CONFIG
Network Equipment                        Jan-98 MULTI  PROCTOCOL ROUTER
Network Equipment                        SEP-96 CABINET & SUNDRY ITEMS FOR LAN UPGRADE
Network Equipment                        Jul-97 IP ONLY FEATURE SET BRI ROUTER
Network Equipment                        AUG-96 ETHERNET ROUTER
Network Equipment                        JUL-96 APS CONFIGERATION
Network Equipment                        DEC-96 AU1 TO 10 BASE 2 TRANSCIEVERS
Network Equipment                        Jul-97 12 PORT PATCH PAN & TELCO CABLE
Network Equipment                        Jul-98 ETHERNET / MEMORY EXPANSION
Network Equipment                        Jul-98 ETHERNET/MEMORY EXPANSION
Network Equipment                        JAN-97 24 PORT FMS II HUBS X2 AND CONSOLE CABLE
Network Equipment                        Nov-95 INSTALL IMRAK 1400
Network Equipment                        May-95 MICROVAX/DEC THINWIRE ETHERNET
Network Equipment                        JAN-97 HUB EXPANSION CABLE
Network Equipment                        JAN-97 IDS FEATURE SET
Network Equipment                        Mar-98 SERVSWITCH JR4-PORT MOUSE CABLE 10
Network Equipment                        May-95 SPKR/AMP GEY F/S
Network Equipment                        Apr-95 PINACL COAXIAL/KEYBOARD/RBG COAX TO VIDEO
Network Equipment                        Nov-95 24 PORT CONCENTRATOR
Network Equipment                        Dec-97 NETWORK CONNECTIONS EQUIP
Network Equipment                        Nov-95 ALPHASTATION 200
Network Equipment                        JUL-96 WIRE ETHERNET TRANCIEVERS
Network Equipment                        Jul-97 3C16671A -UK LINKBUILDER
Network Equipment                        NOV-96 AUI TO 10 BASE 2 TRANSCEIVERS x30
Network Equipment                        Feb-96 324t, 24 PORT CONNECTORS x 2
Network Equipment                        SEP-96 AUI TO 10 BASE 2 TRANSCEWERS (x30) & T TR'SCEWERS (x20)
Network Equipment                        NOV-96 DUPLEX ST-ST FIBRE OPTIC FLY LEAD x50
Network Equipment                        Nov-95 SUPPLY & TERMINATE 32 UTP OUTLETS
Network Equipment                        OCT-96 INSTALLATION OF CISCO SYSTEMS
Network Equipment                        Feb-96 LOBEPROBE 3 & ETHERNET MONITOR
Network Equipment                        Jul-95 8 CHANNEL KIT & CABLE/MGMT SOFTWARE
Network Equipment                        Aug-95 ADAPTERS
Network Equipment                        May-97 10 CLASS C IP ADDRESSES
Network Equipment                        Oct-95 HUB MGMT MODULE/ETHERNET MOD
Network Equipment                        Dec-97 NETWORK CONNECTIONS EQUIP
Network Equipment                        Mar-95 MICROVAX AND DEC SERVER
Network Equipment                        Oct-94 24 PORT WORK GROUP HUB
Network Equipment                        Sep-94 NETWORK WITH DIN CONNECTOR
Network Equipment                        Jun-94 NETWORK WITH DIN CONNECTOR
Network Equipment                        Dec-94 N'WORK & DIN CONNECTOR / LINE BUSY-RING
Network Equipment                        Oct-94 PORT CONCENTARTOR
Network Equipment                        Sep-94 NETWORK WITH 9 PIN D TYPE M
Network Equipment                        Dec-94 SOLCOM LANROVER ETHERNET PROBE
Network Equipment                        Jul-94 24 PORT STACKABLE HUB
Network Equipment                        Apr-94 6 X 16 PORT RJ45 PANEL
Network Equipment                        Apr-94 VARIOUS EQUIPMENT INV 021002
Network Equipment                        Sep-94 BICC CAT 5 UTP PATCH CORD
Network Equipment                        Nov-94 4 HUB 324T 24 PORT CONCENTRATOR


Network Equipment Total                     106 items


General Software                         Mar-99 LICENCE FEE FOR GLOSS HV EMU CHANGES
General Software                         Sep-97 UPGRADE
General Software                         Sep-97 SOFTWARE PRODUCTS
General Software                         Oct-97 PURCHASE OF NEW LICENCE FOR VAX/TCPIP RS/6000
General Software                         Apr-99 Fee for EMU conversion tools
General Software                         NOV-96 VARIOUS MS WINDOWS SOFTWARE AND SERVERS
General Software                         Apr-99 XetraP feed handler - Final 50 % payment
General Software                         NOV-96 LICENCE FOR FIDESSA PC AND VARIOUS FIDESSA EQUIPMENT
General Software                         Mar-99 UPGRADE OF GLOSSLINK IN RELATION TO EMU
General Software                         Apr-99 Eurex DTB feed handler for TTRS
General Software                         FEB-97 SOFTWARE LICIENCE
General Software                         Sep-98 LICENSE FEE FOR ROBOMON
General Software                         Oct-97 ANNUAL SOFTWARE LICENCE MAINTENANCE FEE
General Software                         MAR-96 ARROW SOFTWARE LICIENCE DEPOSIT
General Software                         Apr-98 ARROW UPGRADE FROM D4F TO G1
General Software                         Jun-99 LICENSE FEE FOR ROBOMON AUTOMATION ONLY TO RUN ON 2xALPHASERVER 4100'S
General Software                         May-99 XetraP feed handler - Initial 25 % payment
General Software                         May-99 XetraP feed handler - second 25% % payment
General Software                         Mar-97 CONSORT CONGO SOFTWARE
General Software                         Apr-99 46020 Rel 1.. Delegate s/ware licence
General Software                         May-99 PROMOTIO SOFTWARE
General Software                         Jul-97 LICENCE FEE FOR ROBOMON SOFTWARE
General Software                         OCT-96 MS OFFICE FOR WINDOWS AND 4x4MB GRAPHICS CARDS
General Software                         Jun-99 X2 OTC-CALCULATOR 98 LICENSES (INCL WRITING OF PROGRAMME)
General Software                         Jun-99 X2 OTC-CALCULATOR 98 LICENSES (INCL WRITING OF PROGRAMME)
General Software                         Aug-97 LICENCE FOR SETS
General Software                         Jun-99 LICENSE FEE FOR ROBOMON UNIX SOFTWARE TO RUN ON 1xSUN E3500
General Software                         OCT-96 WINDOWS NT WORKSTATION x40 AND LICENSES x40
General Software                         Jun-98 ADFIN SUITE FOR EXCEL
General Software                         Sep-98 LOTUS CC MAIL INCIDENT PACK
General Software                         Dec-95 PERSONNEL FOR WINDOWS
General Software                         Jul-97 SOFTWARE MAINTENANCE
General Software                         JAN-97 CC MAIL UPGRADES
General Software                         Nov-97 PURC OF COMPUTER PROGRAM
General Software                         Jun-99 LICENSE FEE FOR ROBOMON FOR WINDOWSNT SOFTWARE TO RUN ON 2xNT SERVER 4100'S
General Software                         Jun-97 MICROSOFT EXCEL
General Software                         Jan-96 VOL SHADOWING VMS LICIENCE x 18
General Software                         Oct-97 BONDS AND OPTIONS FOR EXCEL
General Software                         Oct-95 LICENCE FEE FOR ROBOMON
General Software                         Sep-97 SOFTWARE
General Software                         Jan-96 MICROVAX 3100 MODEL 40 & LICIENCE
General Software                         Jan-98 SOFTWARE SUPPORT
General Software                         Jun-99 VAT POSTED IN ERROR
General Software                         Jan-98 FINANCIAL SOFTWARE
General Software                         May-96 MONARCH FOR WINDOWS
General Software                         SEP-96 MONARCH FOR WINDOWS x2
General Software                         DEC-96 VARIOUS SOFTWARE APPLICATIONS
General Software                         Jan-98 NETSCAPE COMMUNICATOR
General Software                         JAN-97 MS WINDOWS NT
General Software                         Jul-98 MS OFF / MS WIN LICENSE
General Software                         JUN-96 CC MAIL
General Software                         NOV-96 REFLECTIONS x3  MS OFFICE V4.2 x2
General Software                         Aug-98 PROMOTIO SOFTWARE
General Software                         JAN-97 PROMOTIO SISTEMI
General Software                         AUG-96 MS EXCEL FOR WINDOWS
General Software                         AUG-96 SYBASE SQR REPORT WRITER x2
General Software                         JUL-96 CC MAIL FOR WINDOWS
General Software                         Apr-97 INSTALL BLOOMBERG
General Software                         Feb-96 HCL EXCEED FOR OS/2 10 USER
General Software                         Feb-97 MS WINDOWS
General Software                         May-96 LOTUS CC MAIL
General Software                         JUN-96 SWEEP NT I386 FS 25+
General Software                         Jun-99 ADDITIONS TO ANALYSE
General Software                         Jun-99 ADDITIONS TO ANALYSE
General Software                         MAR 96 LOTUS CC MAIL
General Software                         Sep-95 MS ACCESS V2.O FOR WIN MLP 1U LIC
General Software                         Jan-96 DEC SERVER & DNAS LICIENCE
General Software                         May-95 DEC SERVER/DNAS LICENSE
General Software                         Jan-96 DEC SERVER & DNAS LICIENCE
General Software                         Dec-95 MS VISUAL BASIC x 3
General Software                         Aug-95 UNIVERSAL YIELD ADD-IN
General Software                         Oct-95 MS EXCEL V5 FOR WINDOWS
General Software                         Apr-97 WINFAX PRO V4.0 FOR WINDOWS
General Software                         Mar-95 MS OFFICE STD
General Software                         Feb-95 MICROVAX 3100 MODEL / DEC USER LICENCE
General Software                         Sep-94 MS EXCEL FOR WINDOWS
General Software                         Mar-95 MS OFFICE STD
General Software                         Nov-94 MICROSOFT EXCEL FOR WINDOWS
General Software                         Jan-98 CORNERSTONE UPGRADE AND LICENCES


General Software Total                       79 items


Server                                   May-96 ALPHA SERVER 2100 & RACKMOUNT ALPHA SERVER
Server                                   SEP-96 DIGITAL ALPHA SERVER AND VARIOUS OTHER EQUIPMENT
Server                                   Jan-98 GLOSS DEV SERVERS
Server                                   Jul-97 SYBASE SERVER SUN SOLARIS - SUPPORT
Server                                   May-96 VAX 6620 256Mb, 128 Mb ECC MEMORY MOD
Server                                   Jul-98 SUN ULTRA ENTERPRISE
Server                                   Jun-98 DECSERVER 700 TERMINAL SERVER GMB SYS RAM
Server                                   Nov-95 DEC SERVER 700
Server                                   AUG-96 ENTERPRISE SERVER
Server                                   Nov-95 SUN SPARCSTATION 20 * 3
Server                                   May-96 SPARC 110 TX 17"C 21Mb 1.05Gb x2
Server                                   Feb-96 MICROVAX & DEC SERVER  x 6
Server                                   NOV-96 MOD 40 ADVANCED SERVERS x2
Server                                   JUL-96 MV3100 MOD 40 ADV SERVER
Server                                   JUL-96 STINGRAY 11 SRCC CONTROLLER
Server                                   NOV-96 UGS10-VBA9A-064ASUN ULTRA 170 UPGRADE
Server                                   JAN-97 DEC NET OSI & MVAX 3100
Server                                   SEP-96 VARIOUS ARCADA COMPUTER SERVERS
Server                                   JAN-97 SUN TYPES UNIX KIT FOR LUX
Server                                   JAN-97 NETFINITY SERVER
Server                                   Jun-97 DSRVW - HC
Server                                   Jun-97 2 NUMBER MULTINET
Server                                   APR-96 DEC SERVER x 5
Server                                   Nov-95 DEC SERVER 700,16 PORT
Server                                   Apr-97 2 NUMBER MULTINET FOR OPEN VMS
Server                                   Jun-97 FLASHCARD AND DNAS
Server                                   Dec-97 NEW SYSTEM XETRA  27.11 EQUITI
Server                                   Jun-98 INSTALLATION OF COMPUTER PRODUCTS
Server                                   Sep-95 DECSERVER 700
Server                                   JUL-96 MV3100 MOD ADV SERVER
Server                                   Nov-95 ALPHASTATION 200/DEC SERVER
Server                                   NOV-96 DEC SERVER 700
Server                                   Nov-95 DEC SERVER 700*4/KME MONITORS*24
Server                                   JAN-97 SIMMONS MAGEE SUN ULTRA M140
Server                                   Jun-97 SUNSPARC WORKS PROF C4.0 SLIM KIT
Server                                   Oct-95 DEC SERVER 700
Server                                   Jun-97 DSRVW - HC
Server                                   NOV-96 TRF FROM SNC
Server                                   Feb-96 DEC SERVER 700.16 PORT RJ45 x 4
Server                                   JAN-97 SERVER FOR SYSTEMS
Server                                   Jan-98 VIDEO SPLITTER AND CABLE
Server                                   May-96 DATA BROADCAST UNIT x 6
Server                                   Jan-96 DECSERVER 700 x 4
Server                                   Oct-95 COMPAQ DAT DRIVE/SERVERS
Server                                   May-97 VAX/VMS CONSOLE
Server                                   Sep-95 DEC SERVER 700 DELIVERY
Server                                   Jan-98 CONNECTIVITY TO REUTERS SESSION SERVER
Server                                   Jan-96 ALPHASTATION 200 32MB & DEC SERVER
Server                                   AUG-96 SERVER PACK x4
Server                                   JUL-96 REMOTE STATUS PANELS x 3
Server                                   DEC-96 ISDN DUAL SERVER
Server                                   Mar-98 SOLARIS 2.6 SYSTEMS ADMIN COUNTER LEVEL 2
Server                                   SEP-96 SUN INTERNAL DISK x2 / SUN SUNSWIFT SBUS ADAPTER
Server                                   JAN-97 KUM SERVESWITCH 16 TO 1/10" MOUSE CABLE X16
Server                                   Feb-96 DEC SERVER 700.16 PORT RJ45 x 2
Server                                   Apr-95 DEC SERVER / DNAS LICENCE
Server                                   Feb-96 DEC SERVER 700.16
Server                                   JUN-96 DEC SERVER 700
Server                                   JUL-96 DEC SERVER 700
Server                                   APR-96 DEC SERVER
Server                                   JUN-96 WORK STATION & SERVER
Server                                   AUG-96 MS W3 NT SERVER
Server                                   JUL-96 MS W3 SERVER 3.51
Server                                   AUG-96 SUPPORTING WINDOWS NT SERVER
Server                                   JAN-97 KUM SWITCH PLUS 4P
Server                                   Oct-95 DEC SERVER 700
Server                                   AUG-96 SUPPORTING WINDOWS NT SERVER
Server                                   SEP-96 SUPPORTING WINDOWS NT SERVER
Server                                   APR-96 VGA VIDEO EXT CABLE
Server                                   Jun-95 DEC SERVER 700
Server                                   Feb-96 DEC SERVER 700.16 PORT RJ45
Server                                   Jan-96 DEC SERVER
Server                                   JAN-97 KUM SERVESWITCH 4 TO 1
Server                                   Aug-95 DEC SERVER
Server                                   Dec-96 DIGITAL EQUIP
Server                                   Sep-95 COMPAQ 2.1GB PLUG FAST-WIDE H/D
Server                                   JAN-97 COMPAQ WINDOWS NT SERVER
Server                                   Mar-95 VAX SERVER AND UPGRADE
Server                                   Mar-95 MICROVAX 3100 MODEL/DEC SERVER
Server                                   Jan-95 BASE SYSTEMS AND DEC SERVERS
Server                                   Jan-95 BASE SYSTEM AND DEC SERVER
Server                                   Jan-95 BASE SYSTEM AND DEC SERVER
Server                                   Jan-95 BASE SYSTEM AND DEC SERVER
Server                                   Jan-95 BASE SYSTEM AND DEC SERVER
Server                                   Oct-94 DESCERVER AND MICRO BASE SYSTEM
Server                                   Dec-94 DEC SERVER 700/16 PORT RJ45
Server                                   Oct-94 DESCERVER FLASH READY & DNAS LICENCE
Server                                   Mar-95 DECSERVER AND ADP RACK
Server                                   Dec-94 DEC SERVER 700,16 PORT RJ45
Server                                   Sep-94 DESCERVER 700
Server                                   May-94 DESERVER 700,FLASH READY 16 LINE RJ45
Server                                   Jul-94 DECSERVER 700, FLASH READY 16 LINE
Server                                   Apr-94 DECSERVER 700
Server                                   Dec-94 IBM LAN SERVER
Server                                   Jul-94 DEC AUI X BNC THINWIRE MAU
Server                                   Apr-94 DEC AUI X BNC
Server                                   Apr-94 DEC AUI X BNC
Server                                   Apr-94 20 MONITER EVM 942
Server                                   Mar-95 MULTINET FOR VAX/SUPPORT FOR SERVER
Server                                   May-94 5 DEC VAX CLUSTER CONSOLES
Server                                   Nov-94 MICRO VAX / DEC SERVER


Server Total                                101 items


Systems Dept                             Jun-98 DEALER SYSTEM
Systems Dept                             Jun-98 INSTALLATION OF NEW SYSTEMS
Systems Dept                             APR-96 SYSTEM CONFIGURATION
Systems Dept                             Oct-97 DEP 50% RE TEL SYSTEM
Systems Dept                             Feb-96 TELEPHONE SYSTEM
Systems Dept                             Feb-98 COMPUTER SYSTEM - EQUITIES
Systems Dept                             Dec-97 DATA CARTRIDGES
Systems Dept                             Jul-97 SONY DATA TAPES
Systems Dept                             Feb-96 MX14 CABINATE STATION
Systems Dept                             Apr-94 SB 504 SYSTEM


Systems Dept Total                           10 items






Grand Total




US FIXED ASSET CAT                   SUPPLIER                          USD                         USD
Customer Equipment                   ALTSTADTBAU                             84,257                    24,154
Customer Equipment                   KME                                     34,949                    10,019
Customer Equipment                   KME                                     31,330                     8,981
Customer Equipment                   KME                                     26,145                     7,495
Customer Equipment                   KME                                     21,832                     6,259
Customer Equipment                   ONLINE                                  19,536                     5,600
Customer Equipment                   KENT MODULAR ELECT                      43,387                     3,326
Customer Equipment                   KME                                     17,646                     5,058
Customer Equipment                   KME                                     17,646                     5,058
Customer Equipment                   KME                                     17,601                     5,046
Customer Equipment                   ON-LINE COMM                            35,709                     2,738
Customer Equipment                   KENT MODULAR ELEC                       34,656                     2,657
Customer Equipment                   KME                                     14,117                     4,047
Customer Equipment                   ALPHAN                                  12,804                     3,671
Customer Equipment                   KENT MODULAR SERV                       26,032                     1,996
Customer Equipment                   KME                                     10,844                     3,109
Customer Equipment                   ONLINE                                   3,717                     3,221
Customer Equipment                   KME                                     21,985                     1,686
Customer Equipment                   KME                                      9,156                     2,625
Customer Equipment                   KME                                      9,130                     2,617
Customer Equipment                   KME                                      8,779                     2,517
Customer Equipment                   KME                                     19,079                     1,463
Customer Equipment                   KME                                      4,420                     1,267
Customer Equipment                   CITYNE                                   2,732                     1,357
Customer Equipment                   KME                                      8,677                       665
Customer Equipment                   SPEAKEASY                                3,479                       997
Customer Equipment                   KENT MODULAR ELEC                        6,970                       534
Customer Equipment                   CHERNI                                   6,811                       522
Customer Equipment                   TRONIX                                   2,809                       805
Customer Equipment                   DATAGUARDIAN                             2,581                       740
Customer Equipment                   KME                                      4,953                       380
Customer Equipment                   CHERNI                                   4,733                       363
Customer Equipment                   CHERNI                                   4,733                       363
Customer Equipment                   DATAGUARDIAN                             3,867                       297
Customer Equipment                   CHERNI                                   3,839                       294
Customer Equipment                   CITYNE                                   2,709                       208
Customer Equipment                   GADC                                    14,580                         -
Customer Equipment                   KEY COMMS                                3,748                         -
Customer Equipment                   KME                                                                    -
                                                                                       -----------------------
Customer Equipment Total                                                    601,981                   122,134
                                                                                       -----------------------
                                                                                       -----------------------
Cabling                              DATACABLING                             24,872                    17,825
Cabling                              ETRALI                                  31,907                    15,847
Cabling                              DATACABLING                             17,588                    12,604
Cabling                              ETRALI                                  13,674                     6,792
Cabling                              DATA CABLING                            16,402                     4,702
Cabling                              SIEMANS                                  6,968                     4,994
Cabling                              NETRIX CORP                              8,026                     3,986
Cabling                              DCS                                      7,307                     3,629
Cabling                              DATA CABLING                            23,588                     1,808
Cabling                              CERTACOM                                 4,162                     2,983
Cabling                              DCS                                      5,272                     2,618
Cabling                              DATACABLING                              4,690                     2,329
Cabling                              DATA CABLING SERVS                      16,734                     1,283
Cabling                              DATACABLING                              4,385                     2,178
Cabling                              DCS                                      3,205                     1,592
Cabling                              DATA CABLING                             4,399                     1,261
Cabling                              DCS                                      2,728                     1,355
Cabling                              DCS                                      2,578                     1,280
Cabling                              DCS                                      2,060                     1,023
Cabling                              DATA CAB                                 5,973                       458
Cabling                              DATA CAB                                 5,440                       417
Cabling                              DATACA                                   5,121                       393
Cabling                              ECOM                                     5,000                       383
Cabling                              SIEMAN                                   1,313                       652
Cabling                              BRUCHER SA                               2,004                       574
Cabling                              DATACABLING                              1,875                       537
Cabling                              SIEMEN                                   1,715                       492
Cabling                              ECOM                                     3,876                       297
Cabling                              DATA CABLING SERVICES                    3,742                       287
Cabling                              DATA CABLING SERVICES                      997                       495
Cabling                              DCS                                        952                       473
Cabling                              DATACABLING                              1,297                       372
Cabling                              DATAFO                                     581                       401
Cabling                              DATA CABLING SERVICES                      726                       360
Cabling                              ECOM                                     1,133                       323
Cabling                              ECOM                                     2,270                       174
Cabling                              MKI                                        539                       268
Cabling                              SIEMENS                                    473                       235
Cabling                              DATACA                                     471                       234
Cabling                              DATACABLING                                710                       204
Cabling                              DATA CABLING SERVICES                    1,608                       123
Cabling                              DATACABLING                                691                       198
Cabling                              DATACABLING                                668                       191
Cabling                              DATACAB                                  1,474                       113
Cabling                              DATACA                                     618                       177
Cabling                              BTPRESS                                  1,399                       107
Cabling                              SIEMENS                                    355                       176
Cabling                              DCS                                        341                       169
Cabling                              SIEMENS                                    336                       167
Cabling                              DATACA                                   1,156                        89
Cabling                              CARRINGTONS                                481                       138
Cabling                              DATACABLING                                471                       135
Cabling                              ECOM                                       457                       131
Cabling                              DATAFORM INSTALL                           282                       140
Cabling                              DATACABLING                                435                       125
Cabling                              DATACABLING                                408                       117
Cabling                              SIEMENS                                    338                        97
Cabling                              ECOM                                       736                        56
Cabling                              DACOM                                      701                        54
Cabling                              DATA CABLING                               689                        53
Cabling                              GERTRONICS                                 167                        83
Cabling                              BLACKBOX                                   545                        42
Cabling                              DATA CABLING                               541                        42
Cabling                              BLACKB                                     443                        34
Cabling                              PRECIS                                     413                        32
Cabling                              DACOM                                      373                        29
Cabling                              DATA CABLING                               351                        27
Cabling                              DATA CABLING                               348                        27
Cabling                              1STCONN                                    343                        26
Cabling                              SIEMENS                                     72                        36
Cabling                              BME                                      2,326
Cabling                              ECOM                                       444
Cabling                              BME                                        386
Cabling                              BME                                      2,525
Cabling                              INCOMM                                     533    -                   27
                                                                                       -----------------------
Cabling Total                                                               270,206                   101,025
                                                                                       -----------------------
                                                                                       -----------------------
Network Equipment                    SIEMANS                                180,024                   129,017
Network Equipment                    SIEMEN                                 191,388                    95,056
Network Equipment                    SIEMENS                                234,767                    67,300
Network Equipment                    SIEMAN                                  54,457                    27,047
Network Equipment                    SIEMENS                                182,094                    13,961
Network Equipment                    SIEMEN                                  49,125                    24,399
Network Equipment                    COMPU                                  161,281                    12,365
Network Equipment                    MORSE                                   26,773                    19,188
Network Equipment                    ECOM                                    37,092                    10,633
Network Equipment                    INFO PRODUCTS                           14,476                    10,375
Network Equipment                    SIEMEN                                  29,485                     8,452
Network Equipment                    DATA GUARDIAN                           17,144                     8,515
Network Equipment                    COMPU4                                  60,028                     4,602
Network Equipment                    ACL                                     24,726                     7,088
Network Equipment                    SIEMENS                                 24,623                     7,059
Network Equipment                    MORSE                                    9,236                     8,282
Network Equipment                    KELTEC                                  23,618                     6,771
Network Equipment                    SIEMENS NETWORK                         21,142                     6,061
Network Equipment                    CERTACOM                                 9,566                     6,856
Network Equipment                    COMPU                                   45,821                     3,513
Network Equipment                    SIEMEN                                  19,662                     5,637
Network Equipment                    SIEMAN                                   8,485                     6,081
Network Equipment                    SIEMAN                                   8,485                     6,081
Network Equipment                    SIEMAN                                  11,689                     5,805
Network Equipment                    SIEMENS                                 18,052                     5,175
Network Equipment                    SIEMANS                                 11,482                     5,703
Network Equipment                    SIEMEN                                   9,972                     4,953
Network Equipment                    AVT                                      9,477                     4,707
Network Equipment                    SIEMENS                                 14,341                     4,111
Network Equipment                    SIEMAN                                   5,719                     4,098
Network Equipment                    SIEMEN                                  12,326                     3,534
Network Equipment                    SIEMENS                                 12,281                     3,521
Network Equipment                    CASTLE                                   4,610                     3,995
Network Equipment                    DCS                                      7,521                     3,735
Network Equipment                    SIEMAN                                   8,427                     3,615
Network Equipment                    SIEMEN                                  10,804                     3,097
Network Equipment                    CASTLE                                  20,750                     1,591
Network Equipment                    SIEMENS NETWORK SYSTEMS LTD              3,438                     2,979
Network Equipment                    NET GEN                                 20,282                     1,555
Network Equipment                    NC INC                                   8,379                     2,402
Network Equipment                    SIEMAN                                   3,846                     2,756
Network Equipment                    SIEMAN                                   3,188                     2,763
Network Equipment                    SIEMAN                                   5,110                     2,538
Network Equipment                    SIEMAN                                   3,047                     2,641
Network Equipment                    BLACKB                                   5,232                     2,244
Network Equipment                    DATACA                                   4,593                     2,281
Network Equipment                    SMC                                      4,427                     2,199
Network Equipment                    INTERNET                                 6,690                     1,918
Network Equipment                    SIEMENS                                  6,506                     1,865
Network Equipment                    SIEMEN                                   6,458                     1,851
Network Equipment                    BLACKBOX                                 6,314                     1,810
Network Equipment                    INFO                                     4,002                     1,987
Network Equipment                    SIEMAN                                   3,784                     1,879
Network Equipment                    INFO PRODUCTS                            2,701                     1,936
Network Equipment                    INFO PRODUCTS                            2,701                     1,936
Network Equipment                    SIEMAN                                   3,401                     1,689
Network Equipment                    COMPU                                   12,187                       934
Network Equipment                    SIEMEN                                   3,244                     1,611
Network Equipment                    SIEMEN                                   3,223                     1,601
Network Equipment                    SIEMAN                                   3,210                     1,594
Network Equipment                    ECOM TECHNICAL LTD                       5,031                     1,442
Network Equipment                    SIEMAN                                   3,180                     1,580
Network Equipment                    SIEMENS                                  4,901                     1,405
Network Equipment                    SIEMEN                                   4,040                     1,158
Network Equipment                    ECOM                                     4,024                     1,154
Network Equipment                    SIEMAN                                   2,523                     1,253
Network Equipment                    INFO PRODUCTS                            1,801                     1,291
Network Equipment                    INFO PRODUCTS                            1,801                     1,291
Network Equipment                    CASTLETON                                3,858                     1,106
Network Equipment                    ECOM                                     8,311                       637
Network Equipment                    RESOLV                                   8,215                       630
Network Equipment                    SIEMENS                                  3,290                       943
Network Equipment                    SIEMEN                                   3,229                       926
Network Equipment                    BLACKB                                   1,985                       986
Network Equipment                    NETWOR                                   7,034                       539
Network Equipment                    WADSWORTH                                6,861                       526
Network Equipment                    CASTLE                                   6,559                       503
Network Equipment                    AVT                                      1,763                       876
Network Equipment                    RESOLV                                   6,236                       478
Network Equipment                    RESOLVE                                  2,442                       700
Network Equipment                    SIEMAN                                   1,528                       759
Network Equipment                    ECOM TECH SERVICES LTD                   2,356                       676
Network Equipment                    CASTLETON                                5,431                       416
Network Equipment                    ECOM TECHNICAL LTD                       2,181                       625
Network Equipment                    ECOM TECH SERVICES LTD                   1,999                       573
Network Equipment                    ECOM                                     4,537                       348
Network Equipment                    SIEMENS                                  1,799                       516
Network Equipment                    CASTLE                                   3,812                       292
Network Equipment                    DATAGU                                   3,386                       260
Network Equipment                    NETSOF                                   3,122                       239
Network Equipment                    UUNET                                      794                       394
Network Equipment                    CASTLE                                   2,507                       192
Network Equipment                    SMC                                        508                       252
Network Equipment                    RESOLV                                  67,508                         -
Network Equipment                    CASTLETON                               25,069                         -
Network Equipment                    IPC                                      8,148                         -
Network Equipment                    IPC                                      8,120                         -
Network Equipment                    IPC                                      5,441                         -
Network Equipment                    CASTLETON                                5,326                         -
Network Equipment                    IPC                                      4,814                         -
Network Equipment                    MTI                                      4,120                         -
Network Equipment                    CASTLE                                   3,559                         -
Network Equipment                    COMSOL                                   2,006                         -
Network Equipment                    CI NETWORKS                              3,776                         -
Network Equipment                    ECOM                                     2,387                         -
Network Equipment                    CASTLE                                  10,652    -                  533
                                                                                       -----------------------
Network Equipment Total                                                   1,988,885                   623,379
                                                                                       -----------------------
                                                                                       -----------------------
General Software                     Wilco International Ltd                 55,598                    39,845
General Software                     NEWBRI                                  71,666                    35,594
General Software                     REALTIME SYSTEMS AG                     49,210                    24,441
General Software                     STERLI                                  47,245                    20,265
General Software                     Wilco International Ltd                 24,463                    21,201
General Software                     COMPUTACENTER                           51,411                    14,738
General Software                     DIGIFEED  CONSULTANTS LTD CFI/XETRA-    19,062                    16,521
General Software                     INTERCOM DATA SYSTEMS PLC               44,627                    12,793
General Software                     Wilco International Ltd                 19,062                    13,661
General Software                     JONATHON PINNOCK & ASSOCIATES           15,885                    13,767
General Software                     DOW JONES                               36,532                    10,472
General Software                     HEROIX                                  15,409                    11,043
General Software                     CITMAX                                  22,566                     9,679
General Software                     CITIMAX                                 71,126                     5,453
General Software                     CITMAX                                  14,117                    10,117
General Software                     HEROIX                                  10,802                     9,362
General Software                     DIGIFEED  CONSULTANTS LTD CFI/XETRA-     9,531                     8,260
General Software                     DIGIFEED  CONSULTANTS LTD CFI/XETRA-     9,531                     8,260
General Software                                                             21,489                     6,160
General Software                     SIEMENS NETWORK SYSTEMS LTD              7,486                     6,488
General Software                     PROMOTIO                                 7,128                     6,275
General Software                     HEROIX                                  11,825                     5,873
General Software                     INFO PRODUCT UK                         18,292                     5,244
General Software                     SCHMIHO                                  6,989                     6,058
General Software                     SCHMIHO                                  6,989                     6,058
General Software                     ROYBLU                                  11,003                     5,465
General Software                     HEROIX                                   6,672                     5,782
General Software                     INFO PRODUCT UK                         16,289                     4,669
General Software                     MARVIN SOFTWARE                          6,989                     5,009
General Software                     COMPUTCENTER                             6,831                     4,895
General Software                     PETERBOROUGH                            33,400                     2,561
General Software                     TELERA                                   8,958                     4,449
General Software                     COMPU                                   13,610                     3,902
General Software                     3V FINANCE                               7,974                     3,921
General Software                     HEROIX                                   3,812                     3,304
General Software                     MOOSMULLER                               5,844                     2,902
General Software                     CSF SYSTEMS                             20,502                     1,572
General Software                     MARVIN                                   5,592                     2,777
General Software                     HEROIX                                  17,381                     1,333
General Software                     MAMDOUH BARAKAT                          4,665                     2,317
General Software                     RESOLVE                                 16,848                     1,292
General Software                     ESSENT                                   4,103                     2,038
General Software                     VAT POSTED IN ERROR                      2,237                     2,050
General Software                     MUREZ                                    3,847                     1,911
General Software                     INFO SYSTEMS                             5,078                     1,456
General Software                     COMPUTACENTER                            5,027                     1,441
General Software                     COMPUTACENTER                            4,733                     1,357
General Software                     COMPUTER CENTRE                          2,691                     1,337
General Software                     COMPUCENTRE                              3,690                     1,058
General Software                     COMPUTERCENTRE                           1,685                     1,208
General Software                     COMPUTERCENTRE                           3,486                       999
General Software                     COMPUTACENTER                            3,239                       928
General Software                     PROMOTIO                                 1,490                     1,068
General Software                     PROMOTIO SOFTWARE                        2,038                     1,012
General Software                     COMPUCENTRE                              3,160                       906
General Software                     COMPUCENTRE                              2,909                       834
General Software                     COMPUCENTRE                              2,905                       833
General Software                     SAUNDERS DATA                            1,671                       830
General Software                     INFO PRODUCTS LTD                        5,534                       424
General Software                     COMPU                                    1,816                       521
General Software                     COMPUCENTRE                              1,804                       517
General Software                     SOP HOS                                  1,612                       462
General Software                     UNKNOWN                                    595                       515
General Software                     UNKNOWN                                    595                       515
General Software                     COMPUSERVE                               3,516                       270
General Software                     COMPU                                    3,327                       255
General Software                     RESOLVE                                  3,112                       239
General Software                     RESOLV                                   3,016                       231
General Software                     RESOLVE                                  3,005                       230
General Software                     COMPUTACENTRE                            2,917                       224
General Software                     FINSYS                                   2,101                       161
General Software                     COMPU                                    1,812                       139
General Software                     COMPUTACENTER                              103                        51
General Software                     CORPOR                                  20,120                         -
General Software                     RESOLV                                  14,389                         -
General Software                     COMPUTA                                  1,799                         -
General Software                     CORPOR                                   1,745                         -
General Software                     CORCOM                                   3,105    -                  155
General Software                     CONCISE SOFTWARE LIMITED                10,834    -                1,083
                                                                                       -----------------------
General Software Total                                                      995,252                   408,556
                                                                                       -----------------------
                                                                                       -----------------------
Server                               KELTEC                                 212,705                    60,975
Server                               CSF SYSTEMS                            171,321                    49,112
Server                               INFO                                    73,008                    52,322
Server                               SYBASE                                  60,630                    30,113
Server                               CSF SYSTEMS                             88,229                    25,292
Server                               INFO                                    39,511                    28,316
Server                               DATACOM CABLING                         32,024                    22,951
Server                               AVT                                     12,010                    10,408
Server                               RESOLVE                                 30,554                     8,759
Server                               RESOLV                                  69,127                     5,300
Server                               MORSE                                   28,671                     8,219
Server                               RESOLVE                                 51,675                     3,962
Server                               RESOLVE                                 21,539                     6,174
Server                               RESOLVE                                 21,455                     6,150
Server                               MTI                                     20,449                     5,862
Server                               RESOLVE                                 20,199                     5,790
Server                               KELTEC                                  20,001                     5,734
Server                               INFO PRODUCT UK                         18,396                     5,273
Server                               SIMMAG                                  17,669                     5,065
Server                               COMPU                                   17,093                     4,900
Server                               RESOLV COMPUTERS                        10,478                     5,204
Server                               IIS                                      9,001                     4,471
Server                               AVT                                     12,172                     3,489
Server                               RESOLV                                  27,898                     2,139
Server                               IIS                                      7,201                     3,577
Server                               RESOLV COMPUTERS                         7,165                     3,559
Server                               RTS                                      6,766                     3,361
Server                               MORSE                                    4,676                     3,351
Server                               SB SEVICES                              22,484                     1,724
Server                               RESOLVE                                  9,598                     2,751
Server                               RESOLV                                  21,729                     1,666
Server                               AVT SYSTEMS LIMITED                      7,936                     2,275
Server                               AVT                                     18,201                     1,395
Server                               SIMMAG                                   6,022                     1,726
Server                               SIMMONS MAGEE PLC                        3,720                     1,848
Server                               RESOLV                                  12,925                       991
Server                               RESOLV COMPUTERS                         3,493                     1,735
Server                               KELTEC                                   5,430                     1,557
Server                               RESOLVE                                 12,417                       952
Server                               COMPU                                    5,174                     1,483
Server                               BLACKB                                   2,314                     1,659
Server                               BLACKBOX                                 4,700                     1,347
Server                               AVT SYSTEMS                              9,629                       738
Server                               CORPOR                                   9,572                       734
Server                               CSF SYSTEM                               2,623                     1,303
Server                               AVT                                      9,493                       728
Server                               SIEMANS                                  2,588                     1,286
Server                               RESOLVE                                  9,330                       715
Server                               MORSE                                    3,630                     1,041
Server                               CPS                                      3,472                       995
Server                               SIEMEN                                   3,472                       995
Server                               RESOLV                                   2,144                     1,065
Server                               MORSE                                    3,067                       879
Server                               BLACK BOX                                2,993                       858
Server                               RESOLVE                                  6,222                       477
Server                               RESOLV                                   6,024                       462
Server                               RESOLVE                                  5,983                       459
Server                               AVT                                      2,494                       715
Server                               AVT                                      2,460                       705
Server                               AVT                                      2,431                       697
Server                               COMPUTERCENTRE                           2,368                       679
Server                               COMPUCENTRE                              2,361                       677
Server                               COMPUCENTRE                              2,361                       677
Server                               ERROR                                    2,240                       642
Server                               BLACK BOX                                2,115                       606
Server                               AVT                                      4,815                       369
Server                               COMPUCENTRE                              2,007                       575
Server                               COMPUTACENTER                            2,007                       575
Server                               BLACKBOX                                 1,981                       568
Server                               RESOLV                                   3,013                       231
Server                               RESOLVE                                  3,005                       230
Server                               RESOLVE                                  2,996                       230
Server                               BLACK BOX                                1,251                       359
Server                               RESOLVE                                  2,756                       211
Server                                                                          996                       285
Server                               COMPU                                    1,851                       142
Server                               COMPU                                      266                        76
Server                               MTI                                     83,750                         -
Server                               RESOLV                                  22,505                         -
Server                               RESOLV                                  22,501                         -
Server                               RESOLV                                  11,253                         -
Server                               RESOLV                                  11,253                         -
Server                               RESOLV                                  11,253                         -
Server                               RESOLV                                  11,250                         -
Server                               RESOLVE                                 11,245                         -
Server                               RESOLV                                   9,080                         -
Server                               RESOLVE                                  6,036                         -
Server                               ONLINE                                   4,881                         -
Server                               RESOLV                                   3,136                         -
Server                               RESOLVE                                  3,130                         -
Server                               RESOLVE                                  2,906                         -
Server                               RESOLVE                                  2,804                         -
Server                               RESOLVE                                  2,794                         -
Server                               CORCOM                                   2,405                         -
Server                               RESOLVE                                 11,269                         -
Server                               RESOLVE                                 11,231                         -
Server                               RESOLVE                                 11,231                         -
Server                               COSGEM                                  11,142                         -
Server                               HARRIER                                  4,758                         -
Server                               RESOLV                                   9,183                         -
Server                               RESOLVE                                 11,245    -                  562
                                                                                       -----------------------
Server Total                                                              1,666,019                   424,359
                                                                                       -----------------------
                                                                                       -----------------------

Systems Dept                         ALBACOM                                211,060                   151,260
Systems Dept                         DOW                                     51,627                    44,743
Systems Dept                         INFO                                    13,866                     3,975
Systems Dept                         BEPS                                     3,962                     1,968
Systems Dept                         SYNTEGRA                                 9,780                       750
Systems Dept                         RTS                                      2,460                     1,222
Systems Dept                         AKMARK                                   2,545                     1,092
Systems Dept                         AKMARK                                   1,881                       934
Systems Dept                         AIR TUBE                                 4,867                       373
Systems Dept                         SPEKABUS                                10,289                         -
                                                                                       -----------------------
Systems Dept Total                                                          312,337                   206,317
                                                                                       -----------------------
                                                                                       -----------------------

                                                            ------------------------   -----------------------
Grand Total                                                               5,834,681                 1,885,770
                                                            ------------------------   -----------------------
                                                            ------------------------   -----------------------


Prepaid Rent & Rates                                                       $321,439


                               SCHEDULE 1.1 Part B

                               SCHEDULE 1.1 Part B

                               TRANSFERRED ASSETS

                              DESCRIPTION OF ASSETS

                                   TRADEMARKS

None

                              INTERNET DOMAIN NAMES

Domain names currently registered in the name of Cantor Fitzgerald
International.


France
espeed.com.fr

Germany
espeed.de

Japan
espeed.co.jp

South Africa
espeed.co.za

United Kingdom
e-speed.co.uk
espeed.co.uk
espeedbonds.co.uk
espeedtrade.co.uk

COMPUTER SOFTWARE, FILES AND INTELLECTUAL PROPERTY

section_names                                  sub_section                           application_names

ACCOUNTS,  COMPLIANCE and PAYROLL              ACCOUNTS                              Give_Up_Report
ACCOUNTS,  COMPLIANCE and PAYROLL              ACCOUNTS                              GMI - Daily Brokerage Report
ACCOUNTS,  COMPLIANCE and PAYROLL              ACCOUNTS                              Principal Trades

BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Accounts
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Bond Give Ups
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Compliance - VAT, FSA, BAWE etc
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Confirmations
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - FX Options
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - LA Equities
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Reports (internal)
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Settlement (manual)
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - Trade Input and Amendments
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - BACK OFFICE and SETTLEMENTS   HOLLY - UK Equities - ARROW replacement
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - INDEPENDENT TRADE FEEDS       HOLLY - Derivatec feed
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - INDEPENDENT TRADE FEEDS       HOLLY - Cleared Trades
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - INDEPENDENT TRADE FEEDS       HOLLY - Give Ups - FX Options
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - INDEPENDENT TRADE FEEDS       HOLLY - Give Ups - Repo desk (Ticketboy)
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - MIDDLE OFFICE                 HOLLY - Boaf
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - MIDDLE OFFICE                 HOLLY - Ingrid - Wash trades
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - MIDDLE OFFICE                 HOLLY - Profit and Loss
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - MIDDLE OFFICE                 HOLLY - Rest of Middle Office
BACK OFFICE AND SETTLEMENT SYSTEMS             HOLLY - MIDDLE OFFICE                 HOLLY - Risk Credit

BACK OFFICE AND SETTLEMENT SYSTEMS             MIDDLE OFFICE                         Broker Checkout

PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Comms Access applications
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Employee Holiday Management
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Equipment_Database
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Market_Data_Management
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Purch_Requisition
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Repos Trade Reporting - Ticket Boy
PROGRAMME DEVELOPMENT GROUP                    PDG - ACCESS                          Temps & Contractors
PROGRAMME DEVELOPMENT GROUP                    PDG - EUROPEAN APPLICATIONS           Frankfurt - *SPREAD
PROGRAMME DEVELOPMENT GROUP                    PDG - EUROPEAN APPLICATIONS           Frankfurt - non critical spreadsheets
PROGRAMME DEVELOPMENT GROUP                    PDG - EUROPEAN APPLICATIONS           Milan Databases (non critical)
PROGRAMME DEVELOPMENT GROUP                    PDG - EUROPEAN APPLICATIONS           Milan Spreadsheets (non critical)
PROGRAMME DEVELOPMENT GROUP                    PDG - EUROPEAN APPLICATIONS           Paris Spreadsheets (non critical)
PROGRAMME DEVELOPMENT GROUP                    PDG - SPREADSHEET                     $ Spreadsheets
PROGRAMME DEVELOPMENT GROUP                    PDG - SPREADSHEET                     $IRS  (Ldn:3)
PROGRAMME DEVELOPMENT GROUP                    PDG - SPREADSHEET                     Euro currency Swaps - (LUIGI_TEL.XLS)
PROGRAMME DEVELOPMENT GROUP                    PDG - SPREADSHEET                     IRSBUND_BTP
PROGRAMME DEVELOPMENT GROUP                    PDG - Sybase Applications             Babe
PROGRAMME DEVELOPMENT GROUP                    PDG - Sybase Applications             Brodby
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Basis calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Cantor Price
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Equities calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Exchange Traded Options calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Futures calculator/Net Basis
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              FX Forwards calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              FX Volatility surface
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              FX Whiteboard
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              GDR calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Gilt calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              IRS Bund Asset Swaps
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              OTS Options Trade Detais
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Rand Swaps
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Repo calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              SWAPS Credit
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              SWAPS Spread Matrix
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Switch calculator
PROGRAMME DEVELOPMENT GROUP                    PDG - VB                              Yield calculators

TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 CS_LIFFERPC_SERVER
TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 GDR_RPCSPEED
TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 GTS - Mole
TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 GTS - Trading System
TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 STX_READER
TRADING SYSTEMS - VAX & ALPHA                  ALPHA                                 TRADE_MONITOR_INTERFACE
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   BASIC - Trading System
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   CFTS - LONDON - Trading System
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   conx_writer
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   ed_200c
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   ed132
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   GTS Archiver
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   GTS Maintenance
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   GTS SQLNETSERVER
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   Liffe - LMF
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   reconclient
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   reconrpc_server
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   reconserver
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   speedout_udp
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   sprsht
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   ticker_input
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   ticket_process
TRADING SYSTEMS - VAX & ALPHA                  VAX                                   write_transaction_log

GLOSS - such rights as may exist in GLOSS.

                               SCHEDULE 1.1 Part C

                               SCHEDULE 1.1 Part C
                         CANTOR FITZGERALD INTERNATIONAL
                               ASSIGNED CONTRACTS


1.   ARC Serve IT - getting started manual.

2.   Automated Confirmation Services Limited - Agreement of 16 December 1993.

3.   City Networks Limited  - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.   Compaq Computer Limited - Customer Services Agreement of 1 November 1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7.   Digifeed Consultants Limited - Agreement of 30 September 1998.

8.   Essential Computing Ltd - Maintenance Software Agreement of 30 November
     1993.

9. Heroix Corporation Limited - Software Licence Agreement and Software Support Agreement both of 30 October 1995.

10. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

11. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

12. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

13.  KPNQWest Services Limited Service Contract - for MMBS Services (undated).

14. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

15. Morse Group Limited - 1 October 1999 Agreement for the supply of goods and services.

16. RA Computers SpA - anti-money laundering software terms and conditions undated.

17. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

18. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998.

19. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

20. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

21.  Software Partners 32 Inc.- Software Licence.

22. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999 and all other licenses with Sophos.

23.  Sun Microsystems Ltd - Undated Support Agreement.

24. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

25. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

26. The Public IP Exchange Limited, (trading as UUNET)- Terms and Conditions of Supply of 16 October 1998.

27. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997

                       Consultancy and temporary contracts
                       -----------------------------------

1.   Grant Abbot of 4 August 1999.

2.   Jane Hills of 26 July 1999.

3.   Jonathon Pinnock and Associates of 22 October 1999.

4.   Richard Mangles of 29 November 1999.

5.   Richard Pickston of 30 October 1999.

6.   Ian Rosen of 31 July 1999.

7.   Surj Sandher of 13 September 1999.

8.   David Smith of 8 November 1999.

9.   Kim Whitworth of 25 November 1999.

10.  Rajesh Vaja of 14 October 1999.

11.  Ian Young of 26 October 1999.


               Mutual Non-Disclosure or Confidentiality Agreement
               --------------------------------------------------

1.   Alydaar Software Corporation - undated.

2.   ECCO Consulting Ltd. - 7 October 1999.

3.   PKS Systems Integration (UK) Limited - __ May 1998.

4.   SCS Systems (UK) Ltd - 16 November 1999.

     The above constitutes the best available list at this time of correct and complete Assigned Contracts together with all amendments, supplements and other instruments (including side letters) thereto.

          Schedule 1.2(f) - Agreements Among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited


1.       Agreement between Reuters America, Inc. and Market Data Corporation.

2. Amendment to Reuters Services Contract, dated January 22, 1993, between Market Data Corporation and Reuters America Inc.

3. Letter, dated April 14, 1994, to Cantor Fitzgerald L.P. and Market Data Corporation, from Reuters Limited.

4. Letter Agreement, dated August 25, 1994, among Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation.

5. Data Purchase, Data Product Agency and Electronic Trading System Agreement, dated January 22, 1993, among Reuters Limited, Cantor Fitzgerald, L.P. and Market Data Corporation.

6. License Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Market Data Corporation.

7. Electronic Trading of Municipal Fixed Income Securities/ "Bid Wanted" Letter Agreement, dated January 22, 1993, between Cantor Fitzgerald, L.P. and Reuters Limited.

8. Proposed Agency Agreement Letter, dated January 22, 1993, between Market Data Corporation and Reuters Limited.

9. Canadian Data Letter Agreement, dated September 15, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

10. ETS-I Intellectual Property Agreement, dated September 21, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

11. Letter Agreement, dated November 24, 1993, among Cantor Fitzgerald, L.P., Market Data Corporation and Reuters Limited.

12. All agreements relating to "Information" as that term is defined in the Joint Services Agreement and not listed in Schedule 1.02(f).

                          Schedule 1.2(g) - Agreements
                  Among Telerate, Cantor Fitzgerald Securities
                           and Market Data Corporation


1. Letter Agreement, dated December 15, 1989, between Telerate Systems Incorporated and Market Data Corporation.

2. Letter Agreement, dated February 23, 1990, between Telerate Systems Incorporated and Market Data Corporation.

3. Letter of Intention from Telerate, Inc., dated February 23, 1990, and Agreed to and Acknowledged by Cantor Fitzgerald Securities Corp. and Market Data Corporation.

4. Letter Agreement, dated February 23, 1990, among Cantor Fitzgerald Corporate Brokers, Inc., Cantor Fitzgerald Incorporated, Cantor Fitzgerald (UK) Limited, Cantor Fitzgerald Securities Corp., Cantor Fitzgerald Municipal Brokers, Inc. and Agreed to and Acknowledged by Market Data Corporation.

5. Letter Agreement, dated February 23, 1990, between Cantor Fitzgerald Securities Corp. and Market Data Corporation.

6. Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp.

7. Master Optional Service Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation.

8. Letter Agreement, dated May 16, 1991, among Telerate Inc., Cantor Fitzgerald Securities Corp. and Market Data Corporation modifying the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp. and the Master Optional Service Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation.

9. Letter Agreement, dated July 8, 1991, between Cantor Fitzgerald Securities Corp. and Telerate, Inc. modifying the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp.

10. Letter Agreement, dated December 22, 1994, between J.J. Kenny Co., Inc. and Dow Jones Telerate.

11. Letter Agreement, dated February 6, 1995, between Market Data Corporation and Dow Jones Telerate Holdings, Inc.

12. Letter Agreement, dated February 27, 1995, between Dow Jones & Company, Inc., Cantor Fitzgerald Securities and Market Data Corporation.

13. 1995 Amendment of the Agreement, dated February 23, 1990, between Telerate, Inc. and Cantor Fitzgerald Securities Corp., as previously amended.

14. 1995 Amendment of the Master Optional Services Agreement, dated February 23, 1990, between Telerate, Inc. and Market Data Corporation, as previously amended.

15. Settlement Agreement, dated February 27, 1995, among Dow Jones Telerate Holdings, Inc., Dow Jones Telerate, Inc., Cantor Fitzgerald Securities and Market Data Corporation.

16. All agreements relating to "Information" as that term is defined in the Joint Services Agreement and not listed in Schedule 1.02(g).

                       SCHEDULE 1.3 - Assumed Liabilities


                                                           Mm

Accrued Bonus                                             $1,257,377

Accrued Temporary Staff and Contractors                   $  561,149

Accrued Overhead Expenditure                              $  212,675

                        SCHEDULE 2.1     SYSTEMS DEVELOPMENT

       Employee          Employee Name               Date of Start
       Number

         7909            Mr Eugene Alexander             3/29/1999
         8093            Mr David S Allewell             9/13/1999
         7733            Mr Tobias J Anscombe             7/6/1998
         4220            Mr Alastair J D Beadle          1/23/1995
         3570            Mr Simon G Bisson                4/5/1994
         8005            Mr Nicholas Buller              6/28/1999
         7994            Mr Michael Cassin                5/4/1999
         7567            Miss Alexia Constantine        11/17/1997
         7305            Mr Neil Cunningham              6/30/1997
         7779            Mr Duncan Dacombe               9/21/1998
         7521            Mr Nicholas Dacres             11/24/1997
         7085            Dr David A Garbutt               1/1/1997
         7557            Mr Paul G Glynn                11/24/1997
         5215            Mr Richard P Goodman            9/25/1995
         2310            Mr Timothy P Harris              1/4/1993
         8082            Mr Michael P Hermiston          9/13/1999
         8001            Mr George Howard                 7/5/1999
         7252            Mr Ajaz Khan                    5/19/1997
         8100            Mr Neil Mitchell                9/20/1999
         7720            Mrs Jane Partridge              7/29/1998
         8112            Mr Maurizio Pietrini           10/18/1999
          380            Mr Martin Powell                6/12/1991
          395            Mr Matthew J Smith              1/29/1990
         7858            Mr Aaron W Smith                12/7/1998
         7830            Mr Alan Stepnell                11/9/1998
         4015            Mr Martin J Threadgold         11/21/1994
         7867            Mr Ian Tinsdale                12/21/1998
         7690            Mr Neil S Warden               11/27/1997
         7987            Mr Michael J J Westlake         6/21/1999
          410            Mr Thomas D Whiteside           3/25/1991
         8015            Mr Graeme C Williams            6/10/1999
         7287            Mr Robert Woodmansey             7/1/1997

               SCHEDULE 2.1     SYSTEMS DELIVERY

     Employee         Employee Name                    Date of Start
     Number

         7848         Mr Charles K Ashiagbor              11/25/1998
         7732         Mr Wayne Barnard                     6/29/1998
         7667         Ms Sharon M Bentley                  5/11/1998
         7438         Mr Sam J Bolden                       9/1/1997
         7665         Mr Mark Boyall                       4/22/1998
         7476         Mr Kevin A Brennan                    9/8/1997
         7756         Miss Deborah Caven                   7/29/1998
         8121         Mr Christopher J Chapman            11/10/1999
         7995         Mr Daniel Chitty                      6/7/1999
         7962         Mr Simon W Cole                      4/19/1999
         7694         Miss Leeann Cronin                    5/1/1998
         7337         Mr Andrew Dalton                      9/1/1997
         7820         Mr Mark Dianora                      10/5/1998
         8028         Mr Ian E Dobson                      7/19/1999
         7770         Miss Melissa C Etherington           8/26/1998
         7064         Mr Paul M Farquharson                1/13/1997
         7754         Mr Alan F Farrell                     9/1/1998
         7960         Mr Kevin Fenn                        3/22/1999
         7000         Mr Andrew Forder                     12/9/1996
         7691         Mr Giles French                      6/17/1998
         7648         Mr Steve Fujimura                    3/17/1998
         7077         Mr Luigi Fumarola                     1/7/1997
         8069         Mr Ammar N Ghouse                     9/6/1999
         8055         Mr Ronald L Gilligan                  8/2/1999
         8120         Mr Luke Goodland                    10/28/1999
         5850         Mr David P House                     3/13/1996
                      Mr Daryl Houston
         7809         Mr Owen K Jackman                    9/21/1998
         3100         Mr Dinesh Kerai                      10/4/1993
         7834         Mr Golam F Khan                     11/23/1998
         8135         Mr Asif Khan                         11/1/1999
         7628         Mr Francois Kiers                     3/2/1998
         3690         Mr Andrew Kindell                    7/12/1994
         7882         Mr Stuart King                       1/14/1999
         7963         Ms Vicky L Knight                    4/19/1999
         8017         Mr Bruce A Laverock                  7/19/1999
         7916         Mr Daniel Lloyd                       3/1/1999
         7752         Mr Alexander J Logan                 8/24/1998
         7785         Miss Olive Marry                    10/26/1998
         7923         Mr Sarju Mashru                      2/25/1999
         7352         Mr Barry J McMullan                  8/18/1997
         3705         Mr Robert Meredith                   7/11/1994
         8128         Mr Sean Milligan                     11/1/1999
         7511         Mr Darren Monksfield                11/10/1997
         7989         Mr Dean R Monksfield                  5/4/1999
         7673         Mrs Carolyne A Moss                   6/1/1998
         3115         Mr Dean Mott                         10/1/1993

                      Mr Vincent Norris
         7435         Mr Andrew G Overbeck                9/1/1997
         8047         Miss Rakhi Patel                   7/21/1999
         7659         Mr Andrew Pears                    5/11/1998
         7961         Ms Patricia Peterson               3/22/1999
         7753         Mr Darren Regan                    7/22/1998
         7746         Mr Christian D Richards            7/20/1998
         7098         Mr David Rix                        3/3/1997
         7970         Ms Natalie Rook                    3/29/1999
         8143         Mr Olubowale O A Sangosanya       11/29/1999
         5580         Mr Chris Saunders                  1/15/1996
         7833         Mr Stephen Smart                  10/26/1998
         7946         Mr Delroy Smith                    3/29/1999
         8016         Mr Lyndon S Smith                  6/14/1999
         4500         Miss Samantha L Steven             5/30/1995
         4645         Ms Meletha Thompson                7/17/1995
         7896         Mr David G Thomson                 1/25/1999
         4690         Mr Shaukatali H Visram              8/1/1995
         7509         Mr Michael J Webb                  10/6/1997
         7166         Mr David Wells                      3/3/1997
         7548         Mr Michael White                    1/5/1998
         7919         Ms Sue Whittaker                   2/15/1999

                                   SCHEDULE 3


The following are contracts, the terms of which require that the consent of a third party be obtained before they are assigned, and therefore are disclosed against the warranty given in Section 3.3:

1.   ARC Serve IT - getting started manual.

2.   Automated Confirmation Services Limited - Agreement of 16 December 1993.

3.   City Networks Limited  - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.   Compaq Computer Limited - Customer Services Agreement of 1 November 1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

8. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

9. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

10.  KPNQWest Services Limited Service Contract - for MMBS Services (undated).

11. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

12. Morse Group Limited - 1 October 1999 Agreement for the supply of goods and services.

13. RA Computers SpA - anti-money laundering software terms and conditions undated.

14. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

15. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998 and any other contracts related to maintenance services provided by Siemens.

16. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

17. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

18.  Software Partners 32 Inc.- Software Licence.

20. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999 and all other licenses with Sophos.

21.  Sun Microsystems Ltd - Undated Support Agreement.

22. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

23. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

24. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997

                       Consultancy and temporary contracts
                       -----------------------------------

1.   Grant Abbot of 4 August 1999.

2.   Jane Hills of 26 July 1999.

3.   Jonathon Pinnock and Associates of 22 October 1999.

4.   Richard Mangles of 29 November 1999.

5.   Richard Pickston of 30 October 1999.

6.   Ian Rosen of 31 July 1999.

7.   Surj Sandher of 13 September 1999.

8.   David Smith of 8 November 1999.

9.   Kim Whitworth of 25 November 1999.

10.  Rajesh Vaja of 14 October 1999.

11.  Ian Young of 26 October 1999.

               Mutual Non-Disclosure or Confidentiality Agreement
               --------------------------------------------------

1.   Alydaar Software Corporation - undated.

2.   ECCO Consulting Ltd. - 7 October 1999.

3.   PKS Systems Integration (UK) Limited - _ May 1998.

4.   SCS Systems (UK) Ltd - 16 November 1999.

                                     Leases
                                     ------

1. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

2. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

                             SCHEDULE 3.4 - Permits

None

                         SCHEDULE 3.5 - Title to Assets

The following are leasing contracts affecting Transferred Assets and are therefore disclosed against the warranty given in Section 3.5:

Lombard

1. Master Hiring Agreement of 9 December 1996 between Cantor Fitzgerald International and Lombard Network Services Ltd and all schedules, agreements and leases in relation thereto.

GE Capital

2. Operating Sublease of 25 June 1997 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

3. Agreement to Acquire of 8 July 1997 between GE Capital Services (EEF) Limited and Cantor Fitzgerald International.

4. Agreement to Acquire of 8 July 1997 between GE Capital Services (EEF) Limited, Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

5. Operating Sublease of 20 January 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International

6.   Purchase Agency Agreement of 12 February 1999 between GE Capital Services
     (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

7. Agreement to Acquire undated between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

8. Operating Sublease of 23 August 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

9. All schedules, agreements, additions, deletions and amendments in relation to the documents at 2 to 8.

ECS International UK Limited

10. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

11. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

Pallas Group Limited

12. Undated agreement between Cantor Fitzgerald International and Pallas Group Limited.

                            SCHEDULE 3.6 - Litigation

None.


     SCHEDULE 3.8(b) -  Registrations and applications made in relation to
                            Intellectual Property

                           INTERNET DOMAIN NAMES -

Domain names currently registered in the name of Cantor Fitzgerald
International.

France
------
espeed.com.fr

Germany
-------
espeed.de

Japan
-----
espeed.co.jp

South Africa
------------
espeed.co.za

United Kingdom
--------------
e-speed.co.uk
espeed.co.uk
espeedbonds.co.uk
espeedtrade.co.uk


                     SCHEDULE 3.9 - Undisclosed liabilities
None.

                                 SCHEDULE 5.11
                                REQUIRED CONSENTS

Third party consents are required in connection with the Transactions contemplated by this Agreement under the following contracts:

1.   ARC Serve IT - getting started manual.

2.   Automated Confirmation Services Limited - Agreement of 16 December 1993.

3.   City Networks Limited - Software Licence Agreement of 16 December 1993.

4. Computer Information Software Ltd (now Heroix) - Software Licence Agreement and Software Support Agreement both of 31 August 1993.

5.   Compaq Computer Limited - Customer Services Agreement of 1 November 1998.

6. Dell Products - Agreement in the form of Terms and conditions of 14 October 1998.

7.   Digifeed Consultants Limited - Agreement of 30 September 1998.

8.   Essential Computing Ltd - Maintenance Software Agreement of 30 November
     1993.

9. Heroix Corporation Limited - Software Licence Agreement and Software Support Agreement both of 30 October 1995.

10. Intercom Data Systems plc, (now Royal Blue Financial Plc) - Software Product licences, Support and Service, Master Agreement of 20 August 1996.

11. Internet and Intranet Solutions Limited trading as Intranet Solutions - undated Agreement.

12. Info' Products UK PLC (now CompelSource Limited) - Maintenance Support Services Agreement no. SS/10734 of 12 April 1997.

13.  KPNQWest Services Limited Service Contract - for MMBS Services (undated).

14. Marvin Software PLC - Site Licence and Agreement and Software Maintenance Agreement undated.

15. Morse Group Limited - 1 October 1999 Agreement for the supply of goods and services.

16. RA Computers SpA. - anti-money laundering software terms and conditions undated.

17. RTS Realtime Systems AG - Licence Contract for Software Products and Maintenance of Software Products both of 15 January 1997.

18. Siemens Network Systems Limited - Customer Services Network Support Agreement of 6 October 1998.

19. Soft Option Systems Limited (now ACT Limited) - Software Licence Agreement and Maintenance and Support Agreement both of 14 November 1997.

20. Soft Options Systems Limited, CFI and ACT Financial Systems Limited - Deed of Novation of Licence and Maintenance Contracts of 14 November 1997 of 26 October 1999.

21.  Software Partners 32 Inc-. Software Licence.

22. Sophos PLC - Sophos Anti Virus Software Licence Agreement in or about April 1999 and all other licenses with Sophos.

23.  Sun Microsystems Ltd - Undated Support Agreement.

24. Thomson Financial Services Ltd - OASYS Global Broker Agreement Schedule of 16 January 1995.

25. Tresol (Treasury) Solutions Limited - Software Development and Support Agreement of 30 January 1998.

26. The Public IP Exchange Limited, (trading as UUNET)- Terms and Conditions of Supply of 16 October 1998.

27. Wilco International Ltd - Product Licence Agreement for Software Modules and Support of 6 May 1997

                       Consultancy and temporary contracts


1.   Grant Abbot of 4 August 1999.

2.   Jane Hills of 26 July 1999.

3.   Jonathon Pinnock and Associates of 22 October 1999.

4.   Richard Mangles of 29 November 1999.

5.   Richard Pickston of 30 October 1999.

6.   Ian Rosen of 31 July 1999.

7.   Surj Sandher of 13 September 1999.

8.   David Smith of 8 November 1999.

9.   Rajesh Vaja of 14 October 1999.

10.  Kim Whitworth of 25 November 1999.

11.  Ian Young of 26 October 1999.

                                     Leases

Lombard

1. Master Hiring Agreement of 9 December 1996 between Cantor Fitzgerald International and Lombard Network Services Ltd and all schedules, agreements and leases in relation thereto.

GE Capital

2. Operating Sublease of 25 June 1997 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

3. Agreement to Acquire of 8 July 1997 between GE Capital Services (EEF) Limited and Cantor Fitzgerald International.

4. Agreement to Acquire of 8 July 1997 between GE Capital Services (EEF) Limited, Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

5. Operating Sublease of 20 January 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International

6.   Purchase Agency Agreement of 12 February 1999 between GE Capital Services
     (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

7. Agreement to Acquire undated between GE Capital Services (EEF) Limited, Cantor Fitzgerald International and Cantor Fitzgerald L.P..

8. Operating Sublease of 23 August 1999 between Cantor Fitzgerald L.P. and Cantor Fitzgerald International.

9. All schedules, agreements, additions, deletions and amendments in relation to the documents at 2 to 8.

ECS International UK Limited

10. Agreement of 31 May 1997 between ECS International UK Limited and Cantor Fitzgerald Leasing and all subsequent agreements and schedules in relation thereto.

11. Undated sublease agreement between Cantor Fitzgerald Leasing and Cantor Fitzgerald International.

Pallas Group Limited

12. Undated agreement between Cantor Fitzgerald International and Pallas Group Limited.

               Mutual Non-Disclosure or Confidentiality Agreement

         Alydaar Software Corporation - undated.

         ECCO Consulting Ltd. - 7 October 1999.

         PKS Systems Integration (UK) Limited - _ May 1998.

         SCS Systems (UK) Ltd - 16 November 1999